UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2017

Date of reporting period:	7/31/2017

Item 1 – Reports to Stockholders

     TARGET INTERNATIONAL EQUITY PORTFOLIO

ANNUAL REPORT

JULY 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Capital appreciation

*** Your Proxy Vote is Critical ***

For shareholders of record on August 14th 2017, you may have received a very important package regarding a Special Shareholder Meeting scheduled for October 30, 2017. The package includes:

•	A description of the proxy proposals

•	Several voting options that enable you to vote on these issues quickly and easily

PLEASE

•	Read the information carefully!

•	Vote your proxy immediately—doing so will enable us to hold the shareholder meeting on time and save the expense of additional solicitation costs if not enough shareholders vote.

The proxy statement is also available online at WWW.PGIMINVESTMENTS.COM/FUNDCHANGES.

Prudential has retained a proxy solicitor D.F. King & Co., Inc. to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

If you have any proxy-related questions please call the DF King toll-free information line at 1-866-828-6951.

Thank you in advance for your vote!

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual Funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo, the Rock symbol, and Target Portfolio Trust are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Target International Equity Portfolio informative and useful. The report covers performance for the 12-month period ended July 31, 2017.

Effective April 3, 2017, Prudential Investments became known as PGIM® Investments. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: the name of your Fund and its management and operation will not change.

Major global events during the reporting period included the US presidential election and domestic issues related to the new administration’s policy initiatives. The US economy experienced weak growth during the first quarter of 2017, although stronger growth took place in the second quarter. Britain began its formal legal process to leave the European Union, and recent parliamentary elections in Britain resulted in unseating the majority party. Overall, global economic growth picked up slightly.

Equities in the US reached new highs, and international equities gained significantly. European stocks posted impressive results. Asian markets were solid, and emerging markets outperformed most regions.

In mid-June, the Federal Reserve raised its Federal Funds rate by 0.25% for the second time in 2017. Fixed income markets were mixed, as rising interest rates affected bond markets. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds

Sincerely,

Stuart S. Parker, President

Target International Equity Portfolio

September 15, 2017

Target International Equity Portfolio	3

Your Portfolio’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/17
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class Q	18.57	8.46	N/A	4.30 (3/1/11)
Class R	17.82	7.83	0.71	—
Class Z*	18.42	8.36	1.21	—
MSCI EAFE ND Index	17.77	9.06	1.46	—
Lipper Customized Blend Funds Average**	18.23	8.73	1.46	—
Lipper International Multi-Cap Value Funds Average*	20.49	8.39	0.63	—

*Prior to April 13, 2017, Class Z shares were known as Class T shares.

**The Fund is compared to the Lipper Customized Blend Funds Performance Universe, although Lipper classifies the Fund in the Lipper International Multi-Cap Value Funds Performance Universe. The Lipper Customized Blend Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for fund performance comparisons.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target International Equity Portfolio (Class Z) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Net Dividend Index (MSCI EAFE ND Index) by portraying the initial account values at the beginning of the 10-year period (July 31, 2007) and the account values at the end of the current fiscal year (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class Q and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Target International Equity Portfolio	5

Your Portfolio’s Performance (continued)

The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to the Fund’s inception date. Inception returns are provided for any share class with less than 10 fiscal years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class Q	Class R	Class Z
Maximum initial sales charge	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	None	.75% (.50% currently)	None

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements of developed country markets in Europe, Australasia, and the Far East. It gives an indication of how foreign stocks have performed. The MSCI EAFE ND Index reflects the impact of the maximum withholding taxes on reinvested dividends. The average annual total returns for the Index measured from the month-end closest to the inception date through 7/31/17 is 4.61% for Class Q shares.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average is a 50/50 blend of the Lipper International Multi-Cap Core Funds and Lipper International Large-Cap Core Funds Averages. The average annual total returns for the Average measured from the month-end closest to the inception date through 7/31/17 is 4.35% for Class Q shares.

Lipper International Multi-Cap Value Funds Average

Lipper International Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap value funds typically have below-average characteristics compared to the MSCI EAFE Index. The average annual total returns for the Average measured from the month-end closest to the inception date through 7/31/17 is 3.52% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

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Strategy and Performance Overview

How did the Fund perform?

The Target International Equity Portfolio’s Class Z shares returned 18.42% for the 12 months ended July 31, 2017. This compares with the 17.77% return of the MSCI EAFE ND Index (the Index), and the 20.49% return of the Lipper International Multi-Cap Value Funds Average.

What were market conditions?

•	A stronger euro and yen, stabilizing energy prices, and a rebound in emerging markets were key influences on the global economic landscape in the period.

•

At the start of the reporting period, and for 2016, energy and materials drove returns; the financials sector was also a strong contributor in the fourth quarter of 2016. Both energy and materials returned over 25% for the year, as these sectors rebounded strongly off their bottom following Janet Yellen’s testimony before Congress where she said that economic risks had intensified, and that rate increases would be more gradual. At that point, the US dollar topped off near term, and the prices of oil and gold partially recovered from the drubbing they had taken over the previous few years. Later in the fourth quarter, and specifically after the election, financials dominated, as prospects of higher interest rates and better margins boosted the outlook for both banks and insurance companies. The three sectors delivered the strongest positive returns in the fourth quarter, and were the leading contributors to positive performance for the year.

•

Markets began 2017 aided by a stronger euro and yen versus the dollar—most likely due to investors’ expectations for tapering by central banks in Europe and Japan—given new signs of growth. In January, for the first time in almost four years, none of the eurozone’s 19 members experienced deflation. Further, eurozone factory activity rose to a six-year high, while the jobless rate fell to an eight-year low. Additionally, Japan’s long-stagnant economy delivered its fourth consecutive quarter of growth. The European Central Bank (ECB) and the Bank of Japan (BOJ) left their stimulus programs unchanged.

•

During the first quarter of 2017, international investors started to favor technology and consumer-related sectors in the wake of the US elections, thus benefiting growth fund managers. Emerging markets notably outperformed developed markets, as the likelihood of the trade sanctions initially advocated by President Trump during his campaign were perceived to be considerably less likely. Contrary to 2016, within emerging markets, exposures to China and India helped, while oil-producing countries faced headwinds, as the price of oil stabilized.

•

Europe’s slow-but-steady recovery continued toward the end of the reporting period, with a number of economic indicators showing strong improvement. Many investors, wary about the inconsistency of Europe’s performance over the past several years, appeared convinced that current economic growth has become sustainable. This sentiment was supported by ECB policy, which signaled confidence but remained accommodative and stimulative. Election results in France also brought a measure of elation to Europe, though the UK election raised uncertainty about government stability as well as ongoing Brexit negotiations.

Target International Equity Portfolio	7

Strategy and Performance Overview (continued)

•	Overall, international stocks finished on top, as emerging markets stocks rallied against developed markets and large-cap US stocks.

What worked?

•

The Fund’s overall stock selection and allocation effects were positive during the period. Several sectors, such as industrials, real estate and energy, contributed to solid relative performance. Additionally, maintaining underweight exposure to weak-performing groups such as real estate, health care and consumer staples sectors was beneficial.

•	The Fund’s regional exposures contributed to results relative to the Index. Exposure to the Pacific Rim and to Western Europe were also beneficial during the period.

•

Within LSV Asset Management’s portion of the Fund, stock selection and allocation effects contributed to relative results during the period as positive results were earned in eight of the Index’s eleven sectors. Major contributors came from the industrials and financials sectors. From a country perspective, stock selection benefited most from names held in the Pacific Rim and Western Europe.

What didn’t work?

•	From a sector perspective, results were weakest in the consumer discretionary and telecommunications groups. A small cash position also detracted from relative results.

•

Lazard Asset Management’s portion of the Fund struggled during the period due to negative stock selection and allocation effects. Regarding allocation, this subadviser maintained an underweight position in two of the Index’s best performing groups: financials and materials.

•	Regarding Lazard’s stock selection, results were weak in a majority of sectors. The industrials, financials and health care groups saw the biggest declines.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional

Target International Equity Portfolio	9

Fees and Expenses (continued)

expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target International Equity Portfolio		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class Q	Actual	$1,000.00	$1,140.70	0.83%	$4.41
	Hypothetical	$1,000.00	$1,020.68	0.83%	$4.16
Class R	Actual	$1,000.00	$1,137.50	1.43%	$7.58
	Hypothetical	$1,000.00	$1,017.70	1.43%	$7.15
Class Z	Actual	$1,000.00	$1,139.70	0.93%	$4.93
	Hypothetical	$1,000.00	$1,020.18	0.93%	$4.66

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of July 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS

Australia 5.2%
Arrium Ltd.*^	783,800	$63
Asaleo Care Ltd.	385,000	409,881
Ausdrill Ltd.	101,200	157,512
Australia & New Zealand Banking Group Ltd.	38,100	903,319
Bank of Queensland Ltd.	100,769	971,352
Bendigo & Adelaide Bank Ltd.	77,000	684,905
BHP Billiton PLC	184,761	3,368,936
Caltex Australia Ltd.	104,851	2,612,968
CSR Ltd.	247,500	776,587
Downer EDI Ltd.	174,800	889,746
Fortescue Metals Group Ltd.	195,100	896,721
Harvey Norman Holdings Ltd.(a)	183,200	640,567
LendLease Group	103,900	1,401,427
Metcash Ltd.	470,100	985,631
Mineral Resources Ltd.	69,900	687,288
Myer Holdings Ltd.(a)	598,900	363,739
National Australia Bank Ltd.	35,768	857,459
Qantas Airways Ltd.	296,649	1,260,780
Seven Group Holdings Ltd.	4,600	44,024
Seven West Media Ltd.	535,500	346,946
Wesfarmers Ltd.	36,700	1,195,892

		19,455,743

Austria 0.9%
OMV AG	40,400	2,288,538
voestalpine AG	24,500	1,241,752

		3,530,290

Belgium 1.2%
AGFA-Gevaert NV*	121,300	565,564
Anheuser-Busch InBev SA/NV	23,220	2,801,079
KBC Group NV	14,244	1,177,605

		4,544,248

Brazil 0.4%
BB Seguridade Participacoes SA	164,900	1,449,455

Canada 1.7%
Canadian National Railway Co.	24,040	1,899,676
National Bank of Canada	42,400	1,909,573

See Notes to Financial Statements.

Target International Equity Portfolio	11

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Canada (cont’d.)
Suncor Energy, Inc.	79,530	$2,594,333

		6,403,582

China 0.3%
China Resources Cement Holdings Ltd.	946,000	562,742
CITIC Telecom International Holdings Ltd.	1,598,600	486,685

		1,049,427

Denmark 1.8%
A.P. Moller-Maersk A/S (Class B Stock)	999	2,180,658
Carlsberg A/S (Class B Stock)	16,450	1,827,581
Danske Bank A/S	46,600	1,887,192
Dfds A/S	14,300	815,597

		6,711,028

Finland 1.3%
Sampo Oyj (Class A Stock)	41,020	2,243,442
Tieto Oyj	16,100	510,756
UPM-Kymmene Oyj	77,400	2,107,062

		4,861,260

France 11.3%
Air Liquide SA	19,943	2,445,277
Airbus SE	14,229	1,188,924
Arkema SA	7,500	853,763
Atos SE	12,700	1,930,846
AXA SA	34,900	1,030,715
BNP Paribas SA	19,400	1,503,411
Capgemini SE	29,369	3,197,378
Carrefour SA	62,400	1,498,852
Cie Generale des Etablissements Michelin	33,052	4,476,420
CNP Assurances	44,800	1,081,543
Credit Agricole SA	75,300	1,321,688
Electricite de France SA	61,400	623,247
Engie SA	71,900	1,158,032
Orange SA	118,100	1,987,248
Renault SA	12,000	1,081,099
Sanofi	44,700	4,259,405
SCOR SE	26,000	1,096,568
Societe Generale SA	25,100	1,471,727
Sopra Steria Group	4,700	812,792
TOTAL SA	48,500	2,466,396

See Notes to Financial Statements.

12

Description	Shares	Value
COMMON STOCKS (Continued)

France (cont’d.)
Valeo SA	56,332	$3,900,334
Vinci SA	38,036	3,405,974

		42,791,639

Germany 7.8%
Allianz SE	11,100	2,366,046
Aurubis AG(a)	10,100	899,129
BASF SE	15,800	1,504,155
Bayer AG	13,600	1,722,586
Bayerische Motoren Werke AG	18,800	1,727,328
Daimler AG	30,700	2,150,982
Deutsche Bank AG	45,100	803,123
Deutsche Lufthansa AG	50,300	1,080,190
Deutsche Post AG	80,603	3,126,786
Evonik Industries AG	28,900	984,261
Hannover Rueck SE	6,900	870,906
METRO AG	45,200	507,928
Metro Wholesale & Food Specialist AG*	45,200	913,107
Muenchener Rueckversicherungs-Gesellschaft AG	8,700	1,868,749
Rheinmetall AG	15,300	1,526,781
SAP SE	35,382	3,746,419
Siemens AG	11,100	1,506,283
STADA Arzneimittel AG(a)	2,700	210,220
Uniper SE	48,500	999,532
Volkswagen AG	7,300	1,147,890

		29,662,401

Hong Kong 2.2%
Cheung Kong Property Holdings Ltd.	58,900	476,314
Kingboard Chemical Holdings Ltd.	240,500	1,082,762
Lee & Man Paper Manufacturing Ltd.	1,351,600	1,439,389
Skyworth Digital Holdings Ltd.	1,483,300	794,714
Tongda Group Holdings Ltd.(a)	2,621,800	760,534
WH Group Ltd., 144A	1,975,000	1,851,844
Wheelock & Co. Ltd.	113,000	851,511
Yue Yuen Industrial Holdings Ltd.	249,300	1,029,276

		8,286,344

Ireland 0.9%
Ryanair Holdings PLC, ADR*	17,376	1,969,222
Smurfit Kappa Group PLC	49,900	1,484,072

		3,453,294

See Notes to Financial Statements.

Target International Equity Portfolio	13

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Israel 0.4%
Bank Hapoalim BM	110,800	$767,490
Teva Pharmaceutical Industries Ltd.	20,600	664,771

		1,432,261

Italy 1.8%
Astaldi SpA	57,600	382,602
Enel SpA	495,000	2,823,620
Leonardo SpA	23,800	414,745
Mediobanca SpA	96,700	1,008,927
UniCredit SpA*	116,925	2,298,029

		6,927,923

Japan 21.1%
ABC-Mart, Inc.	13,800	786,890
Aoyama Trading Co. Ltd.	13,700	477,544
Asahi Kasei Corp.	107,000	1,221,934
Astellas Pharma, Inc.	90,700	1,155,113
cocokara fine, Inc.	16,600	867,464
Concordia Financial Group Ltd.	148,000	746,319
Daiwa House Industry Co. Ltd.	122,380	4,268,786
Don Quijote Holdings Co. Ltd.	79,500	2,887,347
Dowa Holdings Co. Ltd.	106,000	855,776
Enplas Corp.	14,300	588,498
Fujikura Ltd.	234,900	1,977,685
Fuyo General Lease Co. Ltd.	18,600	1,090,452
Heiwa Corp.	43,400	954,775
Hoshizaki Corp.	11,700	1,132,520
Isuzu Motors Ltd.	257,200	3,526,778
Japan Airlines Co. Ltd.	29,800	962,821
Kaneka Corp.	80,000	641,053
Kao Corp.	24,560	1,495,324
KDDI Corp.	161,900	4,289,861
Keihin Corp.	43,200	621,602
Keiyo Bank Ltd. (The)	128,000	541,551
KYORIN Holdings, Inc.	32,700	698,032
Kyowa Exeo Corp.	47,500	810,986
Lintec Corp.	34,900	847,253
Makita Corp.	56,000	2,190,469
Marubeni Corp.	150,500	997,285
Matsumotokiyoshi Holdings Co. Ltd.	17,100	1,054,484
Mazda Motor Corp.	49,200	739,614
Medipal Holdings Corp.	14,700	269,002

See Notes to Financial Statements.

14

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Mitsubishi Gas Chemical Co., Inc.	37,700	$869,799
Mitsubishi UFJ Financial Group, Inc.	271,300	1,721,158
Mixi, Inc.	19,300	1,060,721
Mizuho Financial Group, Inc.	681,100	1,211,252
NEC Corp.	248,000	674,174
Nichi-iko Pharmaceutical Co. Ltd.(a)	28,200	432,009
Nippon Telegraph & Telephone Corp.	80,200	3,924,844
Nishi-Nippon Financial Holdings, Inc.	66,740	750,895
Nissan Motor Co. Ltd.	194,800	1,934,221
Nisshinbo Holdings, Inc.	65,300	661,268
NTT DOCOMO, Inc.	40,300	935,846
Resona Holdings, Inc.	367,400	1,892,720
Sankyu, Inc.	90,000	677,866
Sawai Pharmaceutical Co. Ltd.	7,200	405,804
Seino Holdings Co. Ltd.	66,300	892,721
Seven & i Holdings Co. Ltd.	32,500	1,309,902
Shimachu Co. Ltd.	27,300	683,149
Shinko Electric Industries Co. Ltd.	62,000	451,110
Ship Healthcare Holdings, Inc.	22,200	681,324
Shizuoka Gas Co. Ltd.	17,100	129,339
SKY Perfect JSAT Holdings, Inc.	166,600	747,872
Sony Corp.	75,000	3,081,323
Sumitomo Heavy Industries Ltd.	134,000	976,917
Sumitomo Mitsui Financial Group, Inc.	106,300	4,101,671
Sumitomo Osaka Cement Co. Ltd.	202,200	946,461
T-Gaia Corp.	26,700	534,343
Toagosei Co. Ltd.	61,700	744,228
Toho Holdings Co. Ltd.	31,400	620,737
Tokai Rika Co. Ltd.	53,600	984,225
Towa Pharmaceutical Co. Ltd.	9,000	434,719
Toyo Tire & Rubber Co. Ltd.	36,200	743,061
Toyoda Gosei Co. Ltd.	34,100	804,574
Toyota Motor Corp.	15,964	899,729
Tsubakimoto Chain Co.	83,800	710,996
Ube Industries Ltd.	482,000	1,305,677
United Arrows Ltd.	28,800	872,879
Yamaha Corp.	7,400	261,688
Yokohama Rubber Co. Ltd. (The)	50,750	1,021,988

		79,790,428

Liechtenstein 0.1%
VP Bank AG	1,895	238,663

See Notes to Financial Statements.

Target International Equity Portfolio	15

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Luxembourg 0.3%
RTL Group SA	1,656	$128,830
Tenaris SA	63,676	1,007,510

		1,136,340

Netherlands 3.7%
Aegon NV	106,800	598,660
ING Groep NV	93,600	1,748,801
Koninklijke Ahold Delhaize NV	36,600	748,616
Koninklijke KPN NV	356,286	1,292,013
Koninklijke Philips NV	22,000	840,750
NN Group NV	25,600	1,037,664
Royal Dutch Shell PLC (Class A Stock)(XLON)	130,250	3,678,446
Royal Dutch Shell PLC (Class B Stock)	40,100	1,142,358
Wolters Kluwer NV	63,489	2,823,564

		13,910,872

New Zealand 0.5%
Air New Zealand Ltd.	501,100	1,261,553
Fletcher Building Ltd.	126,700	760,573

		2,022,126

Norway 2.2%
DNB ASA	97,000	1,905,515
Marine Harvest ASA*	37,000	689,809
Salmar ASA	1,500	38,998
Statoil ASA	127,647	2,399,008
Telenor ASA	115,209	2,299,981
Yara International ASA	22,900	910,188

		8,243,499

Portugal 0.3%
EDP - Energias de Portugal SA	316,500	1,123,712

Singapore 1.6%
DBS Group Holdings Ltd.	244,200	3,895,876
NetLink NBN Trust*	1,749,900	1,052,406
United Overseas Bank Ltd.	69,400	1,228,075

		6,176,357

South Africa 0.2%
Mondi PLC	28,300	745,406

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Spain 2.1%
Banco Bilbao Vizcaya Argentaria SA	93,500	$845,956
Banco Santander SA	128,417	874,282
Distribuidora Internacional de Alimentacion SA	162,500	1,094,518
Gas Natural SDG SA	46,500	1,088,284
Iberdrola SA	158,100	1,246,288
Red Electrica Corp. SA	64,402	1,379,705
Repsol SA	88,500	1,482,184

		8,011,217

Sweden 2.8%
Assa Abloy AB (Class B Stock)	133,645	2,863,071
Boliden AB	39,200	1,230,646
JM AB	21,500	754,631
Nordea Bank AB	293,503	3,703,387
SAS AB*	285,948	683,496
Swedbank AB (Class A Stock)	27,400	714,520
Telia Co. AB	164,900	775,172

		10,724,923

Switzerland 6.5%
Aryzta AG*	19,800	636,272
Autoneum Holding AG	2,600	624,777
Baloise Holding AG	10,200	1,638,794
Cembra Money Bank AG*	4,200	376,762
Credit Suisse Group AG*	75,100	1,154,414
Ferguson PLC	47,069	2,810,392
Georg Fischer AG	1,280	1,455,798
Helvetia Holding AG	1,700	950,173
Julius Baer Group Ltd.*	26,408	1,494,878
Novartis AG	52,419	4,464,934
Roche Holding AG	9,300	2,354,474
Swiss Life Holding AG*	7,100	2,591,164
Swiss Re AG	24,500	2,362,101
UBS Group AG*	104,300	1,813,826

		24,728,759

Taiwan 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	57,100	2,053,316

Turkey 0.3%
Turkiye Garanti Bankasi AS	368,220	1,102,704

See Notes to Financial Statements.

Target International Equity Portfolio	17

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

United Kingdom 16.0%
3i Group PLC	155,800	$1,923,372
Amec Foster Wheeler PLC	27,600	161,899
Aviva PLC	159,700	1,135,152
BAE Systems PLC	274,300	2,176,249
Barclays PLC	229,000	614,007
Barratt Developments PLC	125,500	1,019,274
Beazley PLC	124,500	841,383
Bellway PLC	37,800	1,591,709
Berkeley Group Holdings PLC	21,600	996,158
Bovis Homes Group PLC	69,200	923,835
BP PLC	398,300	2,339,516
British American Tobacco PLC	63,566	3,954,171
BT Group PLC	487,000	2,015,353
Carillion PLC(a)	188,500	141,151
Centrica PLC	319,200	836,199
ConvaTec Group PLC, 144A*	375,332	1,538,295
Debenhams PLC	308,200	174,862
Diageo PLC	70,439	2,274,966
easyJet PLC	44,500	725,812
GKN PLC	238,100	1,010,106
GlaxoSmithKline PLC	173,900	3,461,824
Go-Ahead Group PLC	24,800	587,698
Howden Joinery Group PLC	188,629	1,057,993
Inchcape PLC	61,900	656,164
Informa PLC	164,531	1,509,051
Intermediate Capital Group PLC	53,400	638,505
International Consolidated Airlines Group SA	124,600	950,259
J Sainsbury PLC	569,000	1,838,418
Kingfisher PLC	296,800	1,151,809
Legal & General Group PLC	284,500	1,007,335
Lloyds Banking Group PLC	1,253,300	1,083,526
Man Group PLC	366,600	773,940
Marks & Spencer Group PLC	245,300	1,042,554
Marston’s PLC	87,720	134,301
Meggitt PLC	116,500	773,241
Old Mutual PLC	318,612	826,379
Paragon Group of Cos. PLC (The)	142,700	814,860
Provident Financial PLC	10,448	284,425
Prudential PLC	208,885	5,096,900
Redrow PLC	149,800	1,170,595
RELX PLC	133,766	2,913,596
Rio Tinto Ltd.	20,100	1,059,582

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Royal Mail PLC	124,900	$664,140
SSE PLC	70,600	1,284,807
Unilever PLC	53,072	3,026,843
Vesuvius PLC	48,900	350,483

		60,552,697

United States 2.6%
Aon PLC	23,170	3,201,399
Boart Longyear Ltd.*	56,600	2,399
Medtronic PLC	34,690	2,912,919
Shire PLC	67,511	3,774,029

		9,890,746

TOTAL LONG-TERM INVESTMENTS (cost $304,506,767)		371,010,660

SHORT-TERM INVESTMENTS 2.0%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	3,884,787	3,884,787
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $3,727,483; includes $3,724,229 of cash collateral for securities on loan)(b)(w)	3,727,262	3,727,634

TOTAL SHORT-TERM INVESTMENTS (cost $7,612,270)		7,612,421

TOTAL INVESTMENTS 100.1% (cost $312,119,037)		378,623,081
Liabilities in excess of other assets (0.1)%		(391,628)

NET ASSETS 100.0%		$378,231,453

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A Securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

XLON—London Stock Exchange

*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $63 and 0.0% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,353,719; cash collateral of $3,724,229 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

See Notes to Financial Statements.

Target International Equity Portfolio	19

Schedule of Investments (continued)

as of July 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$19,455,680	$63
Austria	—	3,530,290	—
Belgium	—	4,544,248	—
Brazil	1,449,455	—	—
Canada	6,403,582	—	—
China	—	1,049,427	—
Denmark	—	6,711,028	—
Finland	—	4,861,260	—
France	—	42,791,639	—
Germany	913,107	28,749,294	—
Hong Kong	—	8,286,344	—
Ireland	1,969,222	1,484,072	—
Israel	—	1,432,261	—
Italy	—	6,927,923	—
Japan	—	79,790,428	—
Liechtenstein	—	238,663	—
Luxembourg	—	1,136,340	—
Netherlands	—	13,910,872	—
New Zealand	—	2,022,126	—
Norway	—	8,243,499	—
Portugal	—	1,123,712	—
Singapore	1,052,406	5,123,951	—
South Africa	—	745,406	—
Spain	—	8,011,217	—
Sweden	—	10,724,923	—
Switzerland	—	24,728,759	—
Taiwan	2,053,316	—	—
Turkey	—	1,102,704	—
United Kingdom	—	60,552,697	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
United States	$6,114,318	$3,776,428	$—
Affiliated Mutual Funds	7,612,421	—	—

Total	$27,567,827	$351,055,191	$63

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$5,609,055	L1 to L2	Official Close to Model Price

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

Banks	12.0%
Insurance	8.8
Oil, Gas & Consumable Fuels	5.6
Pharmaceuticals	5.4
Auto Components	3.8
Diversified Telecommunication Services	3.7
Automobiles	3.5
Chemicals	3.3
Food & Staples Retailing	3.0
Metals & Mining	2.7
Household Durables	2.7
Airlines	2.4
Capital Markets	2.3
Electric Utilities	2.2
Affiliated Mutual Funds (including 1.0% of collateral for securities on loan)	2.0
Real Estate Management & Development	1.9
Beverages	1.8
Machinery	1.8
IT Services	1.7
Professional Services	1.5
Wireless Telecommunication Services	1.4
Multiline Retail	1.4
Specialty Retail	1.3
Personal Products	1.3
Trading Companies & Distributors	1.3
Construction & Engineering	1.3
Aerospace & Defense	1.2
Industrial Conglomerates	1.2
Health Care Equipment & Supplies	1.2
Paper & Forest Products	1.1
Road & Rail	1.1
Tobacco	1.0
Air Freight & Logistics	1.0
Biotechnology	1.0%
Software	1.0
Food Products	0.8
Construction Materials	0.8
Marine	0.8
Building Products	0.8
Media	0.7
Semiconductors & Semiconductor Equipment	0.7
Electronic Equipment, Instruments & Components	0.6
Multi-Utilities	0.5
Electrical Equipment	0.5
Health Care Providers & Services	0.4
Containers & Packaging	0.4
Gas Utilities	0.3
Leisure Products	0.3
Energy Equipment & Services	0.3
Diversified Financial Services	0.3
Internet Software & Services	0.3
Textiles, Apparel & Luxury Goods	0.3
Independent Power & Renewable Electricity Producers	0.3
Commercial Services & Supplies	0.2
Thrifts & Mortgage Finance	0.2
Technology Hardware, Storage & Peripherals	0.2
Consumer Finance	0.2
Distributors	0.2
Health Care Technology	0.1
Hotels, Restaurants & Leisure	0.0 *

100.1
Liabilities in excess of other assets	(0.1)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Target International Equity Portfolio	21

Schedule of Investments (continued)

as of July 31, 2017

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received(2)	Net Amount
Securities on Loan	$3,353,719	$(3,353,719)	$—

(1)	Amount represents market value.
(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value, including securities on loan of $3,353,719:
Unaffiliated investments (cost $304,506,767)	$371,010,660
Affiliated investments (cost $7,612,270)	7,612,421
Cash	405
Foreign currency, at value (cost $2,842,739)	2,879,635
Tax reclaim receivable	1,805,576
Receivable for investments sold	911,298
Receivable for Trust shares sold	310,827
Dividends receivable	170,396

Total assets	384,701,218

Liabilities
Payable to broker for collateral for securities on loan	3,724,229
Payable for investments purchased	1,386,585
Payable for Trust shares reacquired	387,153
Loan payable	349,000
Management fee payable	222,665
Accrued expenses and other liabilities	186,326
Distribution fee payable	140,548
Affiliated transfer agent fee payable	72,779
Deferred trustees’ fees	480

Total liabilities	6,469,765

Net Assets	$378,231,453

Net assets were comprised of:
Shares of beneficial interest, at par	$26,900
Paid-in capital in excess of par	313,305,299

313,332,199
Undistributed net investment income	4,145,800
Accumulated net realized loss on investment and foreign currency transactions	(5,810,650)
Net unrealized appreciation on investments	66,564,104

Net assets, July 31, 2017	$378,231,453

See Notes to Financial Statements.

24

Class Q
Net asset value, offering price and redemption price per share, ($84,957 ÷ 6,020 shares of beneficial interest issued and outstanding)	$14.11

Class R
Net asset value, offering price and redemption price per share, ($334,497,231 ÷ 23,799,760 shares of beneficial interest issued and outstanding)	$14.05

Class Z
Net asset value, offering price and redemption price per share, ($43,649,265 ÷ 3,094,022 shares of beneficial interest issued and outstanding)	$14.11

See Notes to Financial Statements.

Target International Equity Portfolio	25

Statement of Operations

Year Ended July 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,237,103)	$12,028,884
Affiliated dividend income	58,947
Income from securities lending, net (including affiliated income of $1,940)	49,268

Total income	12,137,099

Expenses
Management fee	2,568,464
Distribution fee—Class R	2,430,971
Transfer agent’s fees and expenses (including affiliated expense of $418,200)	397,000
Custodian and accounting fees	266,000
Shareholders’ reports	56,000
Registration fees	54,000
Audit fee	35,000
Legal fees and expenses	22,000
Trustees’ fees	15,000
Commitment fee on syndicated credit agreement	7,000
Loan interest expense	5,986
Miscellaneous	66,638

Total expenses	5,924,059
Less: Distribution fee waiver—Class R	(810,324)

Net expenses	5,113,735

Net investment income (loss)	7,023,364

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $116)	2,261,724
Foreign currency transactions	(113,655)

2,148,069

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $151)	52,341,269
Foreign currencies	60,656

52,401,925

Net gain (loss) on investment and foreign currency transactions	54,549,994

Net Increase (Decrease) In Net Assets Resulting From Operations	$61,573,358

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended July 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,023,364	$7,127,935
Net realized gain (loss) on investment and foreign currency transactions	2,148,069	(59,028,673)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	52,401,925	(20,584,482)

Net increase (decrease) in net assets resulting from operations	61,573,358	(72,485,220)

Dividends and Distributions
Dividends from net investment income
Class Q	(680)	(4,810,734)
Class R	(5,313,374)	(4,528,812)
Class Z	(907,951)	(1,022,072)

	(6,222,005)	(10,361,618)

Distributions from net realized gains
Class Q	—	(1,505,756)
Class R	—	(2,027,967)
Class Z	—	(341,086)

	—	(3,874,809)

Trust share transactions
Net proceeds from shares sold	53,429,209	152,960,938
Net asset value of shares issued in reinvestment of dividends and distributions	6,215,315	14,225,068
Cost of shares reacquired	(97,155,387)	(270,711,984)

Net increase (decrease) in net assets from Trust share transactions	(37,510,863)	(103,525,978)

Total increase (decrease)	17,840,490	(190,247,625)

Net Assets:
Beginning of year	360,390,963	550,638,588

End of year(a)	$378,231,453	$360,390,963

(a) Includes undistributed net investment income of:	$4,145,800	$3,130,705

See Notes to Financial Statements.

Target International Equity Portfolio	27

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of four series: Prudential Corporate Bond Fund, Prudential Core Bond Fund, Target International Equity Portfolio and Prudential QMA Small-Cap Value Fund. These financial statements relate to Target International Equity Portfolio (the “Portfolio”). The financial statements of the other series are not presented herein. The Portfolio is diversified.

The investment objective of the Portfolio is capital appreciation.

Effective April 13, 2017, the Class T shares were renamed to Class Z.

1. Accounting Policies

The Portfolio follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Portfolio consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the

28

last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of

Target International Equity Portfolio	29

Notes to Financial Statements (continued)

the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Portfolio. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

30

Master Netting Arrangements: The Trust, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an

Target International Equity Portfolio	31

Notes to Financial Statements (continued)

accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Portfolio expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Portfolio, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PGIM Investments has entered into a subadvisory agreements with each of LSV Asset Management (“LSV”) and Lazard Asset Management LLC, each a Subadviser and together, the Subadvisers. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Portfolio. Pursuant to the advisory agreement, PGIM Investments pays the cost of compensation of officers of the Portfolio, occupancy and certain clerical and accounting costs of the Portfolio. The Portfolio bears all other costs and expenses.

32

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .70% of the Portfolio’s average daily net assets. The effective management fee rate was .70% for the year ended July 31, 2017.

The Trust, on behalf of the Portfolio, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class Q, Class R and Class Z shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class R shares, pursuant to the plan of distribution (the “Class R Plan”), regardless of expenses actually incurred by PIMS. The distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Portfolio.

Pursuant to the Class R Plan, the Portfolio compensates PIMS for distribution related activities at an annual rate of up to .75% of the average daily net assets of the Class R shares. PIMS has contractually agreed through November 30, 2018 to limit such fees to .50% of the average daily net assets of the Class R shares.

PGIM Investments and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliate

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the period ended July 31, 2017 no such transactions were entered into by the Portfolio.

The Portfolio invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended July 31, 2017, PGIM, Inc. was compensated $1,758 by PGIM Investments for managing the Portfolio’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Target International Equity Portfolio	33

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended July 31, 2017, were $86,783,788 and $116,349,174, respectively.

5. Distributions and Tax Information

The Portfolio has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the tax year ended October 31, 2016, the adjustments were to increase undistributed net investment income by $213,736, decrease accumulated net realized loss on investment and foreign currency transactions by $48,866,383 and decrease paid-in capital in excess of par by $49,080,119 due to reclassification of distributions, differences in tax treatment of investments in passive foreign investment companies, certain transactions involving foreign currencies and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

The tax character of distributions paid during the tax year ended October 31, 2016 were $10,370,212 of ordinary income and $3,866,215 of long-term capital gains. The tax character of distributions paid during the tax year ended October 31, 2015 were $12,380,568 of ordinary income and $1,059,473 of long-term capital gains.

As of the latest tax year ended October 31, 2016, the accumulated undistributed earnings on a tax basis was $5,585,447 of ordinary income.

The United States federal income tax basis of the Portfolio’s investments and the net unrealized appreciation as of July 31, 2017 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$313,459,846	$79,051,183	$(13,887,948)	$65,163,235

34

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

For federal income tax purposes, the Portfolio had a capital loss carryforward of approximately $8,065,000 as of October 31, 2016 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of July 31, 2017, Prudential owned 882 Class Q shares of the Portfolio.

At reporting period end, two shareholders of record held 97% of the Portfolio’s outstanding shares on behalf of multiple beneficial owners, of which 88% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class Q	Shares	Amount
Year ended July 31, 2017:
Shares sold	5,089	$66,463
Shares issued in reinvestment of dividends and distributions	56	680
Shares reacquired	(1,147)	(13,885)

Net increase (decrease) in shares outstanding	3,998	$53,258

Year ended July 31, 2016:
Shares sold	3,672,363	$45,263,069
Shares issued in reinvestment of dividends and distributions	513,953	6,316,491
Shares reacquired*	(18,642,678)	(201,896,048)

Net increase (decrease) in shares outstanding	(14,456,362)	$(150,316,488)

Target International Equity Portfolio	35

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended July 31, 2017:
Shares sold	4,100,652	$50,085,216
Shares issued in reinvestment of dividends and distributions	438,397	5,313,374
Shares reacquired	(6,714,791)	(85,235,902)

Net increase (decrease) in shares outstanding	(2,175,742)	$(29,837,312)

Year ended July 31, 2016:
Shares sold	8,647,493	$104,404,864
Shares issued in reinvestment of dividends and distributions	533,505	6,556,779
Shares reacquired	(4,828,883)	(58,857,389)

Net increase (decrease) in shares outstanding	4,352,115	$52,104,254

Class Z
Year ended July 31, 2017:
Shares sold	258,566	$3,277,530
Shares issued in reinvestment of dividends and distributions	74,300	901,261
Shares reacquired	(946,213)	(11,905,600)

Net increase (decrease) in shares outstanding	(613,347)	$(7,726,809)

Year ended July 31, 2016:
Shares sold	268,406	$3,293,005
Shares issued in reinvestment of dividends and distributions	109,992	1,351,798
Shares reacquired	(817,633)	(9,958,547)

Net increase (decrease) in shares outstanding	(439,235)	$(5,313,744)

*	Includes affiliated redemption of 88 shares with a value of $1,124 for Class Q Shares.

7. Borrowings

The Trust, on behalf of the Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under the SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result

36

in large scale asset flows into and out of the portfolios. Consequently, the portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolio utilized the SCA during the year ended July 31, 2017. The average daily balance for the 136 days that the Portfolio had loans outstanding during the period was $737,853 borrowed at a weighted average interest rate of 2.15%. The maximum loan balance outstanding during the period was $6,056,000. At July 31, 2017, the Portfolio had an outstanding loan balance of $349,000.

8. Recent Accounting Pronouncements and Reporting Updates

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures.

9. Other

At the Trust’s Board meeting in March, 2017, the Board of Trustees approved a change in the methodology of allocating certain expenses, like Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective August 1, 2017.

Expected on or about December 15, 2017 and pending shareholder approval, the Portfolio will merge into the Prudential Jennison International Opportunities Fund, a series of the Prudential World Fund, Inc.

At a meeting held on June 7, 2017, the Board of Trustees of the Portfolio approved a plan of reorganization whereby the Target International Equity Portfolio would be acquired by the Prudential Jennison International Opportunities Fund.

The reorganization is currently pending shareholder approval. A special meeting of shareholders of the Target International Equity Fund will be held on or about October 30, 2017 where shareholders of the Portfolio will be asked to approve or disapprove the plan of reorganization. It is expected that the reorganization, if approved, will be completed in the fourth quarter of 2017.

Target International Equity Portfolio	37

Financial Highlights

Class Q Shares
	Year Ended July 31,			Nine Months Ended July 31,		Year Ended October 31,
	2017(b)	2016(b)	2015	2014(b)(f)		2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$12.18	$13.72	$13.81	$13.77		$11.42	$11.10
Income (loss) from investment operations:
Net investment income (loss)	.35	.12	.29	.26		.27	.27
Net realized and unrealized gain (loss) on investments	1.86	(1.30)	.03	.04		2.37	.32
Total from investment operations	2.21	(1.18)	.32	.30		2.64	.59
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.27)	(.35)	(.26)		(.29)	(.27)
Distributions from net realized gains	-	(.09)	(.06)	-		-	-
Total dividends and distributions	(.28)	(.36)	(.41)	(.26)		(.29)	(.27)
Net asset value, end of period	$14.11	$12.18	$13.72	$13.81		$13.77	$11.42
Total Return(a):	18.57%	(8.61)%	2.52%	2.26%		23.57%	5.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$85	$25	$198,410	$167,988		$149,490	$120,574
Average net assets (000)	$40	$113,462	$181,358	$159,618		$135,226	$110,908
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.83%	.78%	.82%	.81%	(d)	.82%	.84%
Expenses before waivers and/or expense reimbursement	.83%	.78%	.82%	.81%	(d)	.82%	.84%
Net investment income (loss)	2.73%	.96%	2.26%	2.55%	(d)	2.15%	2.51%
Portfolio turnover rate	24%	22%	66%	23%	(e)	26%	16%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

38

Class R Shares
	Year Ended July 31,			Nine Months Ended July 31,		Year Ended October 31,
	2017(b)	2016(b)	2015	2014(b)(f)		2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$12.14	$13.66	$13.75	$13.69		$11.36	$11.02
Income (loss) from investment operations:
Net investment income (loss)	.24	.21	.20	.20		.19	.21
Net realized and unrealized gain (loss) on investments	1.88	(1.45)	.04	.04		2.36	.32
Total from investment operations	2.12	(1.24)	.24	.24		2.55	.53
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.19)	(.27)	(.18)		(.22)	(.19)
Distributions from net realized gains	-	(.09)	(.06)	-		-	-
Total dividends and distributions	(.21)	(.28)	(.33)	(.18)		(.22)	(.19)
Net asset value, end of period	$14.05	$12.14	$13.66	$13.75		$13.69	$11.36
Total Return(a):	17.74%	(9.11)%	1.88%	1.82%		22.83%	5.01%

Ratios/Supplemental Data:
Net assets, end of period (000)	$334,497	$315,218	$295,376	$251,908		$215,215	$148,857
Average net assets (000)	$324,129	$290,783	$273,404	$237,069		$179,681	$125,953
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.45%	1.47%	1.45%	1.42%	(d)	1.44%	1.45%
Expenses before waivers and/or expense reimbursement	1.70%	1.72%	1.70%	1.67%	(d)	1.69%	1.70%
Net investment income (loss)	1.86%	1.71%	1.62%	1.97%	(d)	1.53%	1.91%
Portfolio turnover rate	24%	22%	66%	23%	(e)	26%	16%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

Target International Equity Portfolio	39

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,			Nine Months Ended July 31,		Year Ended October 31,
	2017(b)	2016(b)	2015	2014(b)(f)		2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$12.18	$13.71	$13.80	$13.75		$11.41	$11.08
Income (loss) from investment operations:
Net investment income (loss)	.30	.27	.29	.25		.25	.26
Net realized and unrealized gain (loss) on investments	1.90	(1.46)	.02	.05		2.37	.32
Total from investment operations	2.20	(1.19)	.31	.30		2.62	.58
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.25)	(.34)	(.25)		(.28)	(.25)
Distributions from net realized gains	-	(.09)	(.06)	-		-	-
Total dividends and distributions	(.27)	(.34)	(.40)	(.25)		(.28)	(.25)
Net asset value, end of period	$14.11	$12.18	$13.71	$13.80		$13.75	$11.41
Total Return(a):	18.42%	(8.67)%	2.41%	2.22%		23.39%	5.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$43,649	$45,148	$56,853	$64,595		$68,194	$65,450
Average net assets (000)	$42,754	$48,724	$59,317	$67,125		$65,268	$67,572
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.95%	.97%	.95%	.92%	(d)	.94%	.95%
Expenses before waivers and/or expense reimbursement	.95%	.97%	.95%	.92%	(d)	.94%	.95%
Net investment income (loss)	2.34%	2.17%	2.06%	2.41%	(d)	2.02%	2.39%
Portfolio turnover rate	24%	22%	66%	23%	(e)	26%	16%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

40

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Target International Equity Portfolio (the “Fund”), a series of Target Portfolio Trust, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods ended in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

As described in note 9 to the financial statements, the Portfolio is expected to be merged into an affiliated fund in December of 2017.

New York, New York

September 18, 2017

Target International Equity Portfolio	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 87	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Target International Equity Portfolio

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (56)± Board Member Portfolios Overseen: 87	Retired; Formerly President (2005–2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer–Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016)
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 87	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006)	Independent Director, Corporate Capital Trust (since April 2017) (a business development company)
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 87	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Target International Equity Portfolio

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Target International Equity Portfolio

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Target International Equity Portfolio (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of LSV Asset Management (“LSV”) and Lazard Asset Management LLC (“Lazard”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the management agreement through July 31, 2018, and approved the renewal of the subadvisory agreements pending shareholder approval of a proposed reorganization of the Fund, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and each of LSV and Lazard. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	Target International Equity Portfolio is a series of The Target Portfolio Trust.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the approval of the Fund’s advisory agreements.

Target International Equity Portfolio

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of LSV and Lazard, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, LSV and Lazard. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by LSV and Lazard, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, LSV and Lazard, and also considered the qualifications, backgrounds and responsibilities of the LSV and Lazard portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, LSV’s and Lazard’s organizational structures, senior management, investment operations, and other relevant information pertaining to each of PGIM Investments, LSV and Lazard.

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The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, LSV and Lazard.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by LSV and Lazard, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, LSV and Lazard under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments in relation to the services rendered was not unreasonable.

The Board noted that the Fund’s subadvisers were not affiliated with PGIM Investments, and concluded that the level of profitability of a subadviser not affiliated with PGIM Investments may not be as significant as PGIM Investments profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PGIM Investments and the unaffiliated subadvisers, as well as the fact that PGIM Investments compensates each subadviser out of its management fee.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PGIM Investments regarding the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Target International Equity Portfolio

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, LSV and Lazard

The Board considered potential ancillary benefits that might be received by PGIM Investments, LSV and Lazard and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Lazard included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV and Lazard, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, LSV and Lazard were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The Peer Universe, which was used to consider performance, is a custom blend of the Lipper International Multi-Cap Core Funds and International Large-Cap Core Funds Performance Universes3. The mutual funds included in the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent

[3]

Although the Fund is classified in the Lipper International Multi-Cap Value Funds Performance Universe, the custom blend was utilized for performance comparisons, because PGIM Investments believes that the funds included in this custom blend provide a more appropriate basis for fund performance comparisons.

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provider of mutual fund data. To the extent that PGIM Investments deemed appropriate, and for reasons addressed in detail with the Board, PGIM Investments may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods.
•

The Board noted that based on a recommendation by PGIM Investments, it had approved seeking shareholder approval for a reorganization (merger) of the Fund with the Prudential Jennison International Opportunities Fund.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the management agreement, and to renew the subadvisory agreements, pending shareholder approval and completion of the proposed reorganization of the Fund, which was anticipated for the fourth quarter of 2017.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Target International Equity Portfolio

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Lazard Asset Management LLC	30 Rockefeller Plaza 57th Floor New York, NY 10112

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target International Equity Portfolio, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

TARGET INTERNATIONAL EQUITY PORTFOLIO

SHARE CLASS	Q	R	Z
NASDAQ	TIEQX	TEQRX	TAIEX
CUSIP	875921793	875921827	875921504

TMF158E

     PRUDENTIAL CORPORATE BOND FUND

ANNUAL REPORT

JULY 31, 2017

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Objective: High current income consistent with the preservation of capital

Highlights

•

Security selection in investment-grade corporate bonds was the largest contributor to performance, highlighted by the Fund’s positioning in the banking, upstream (production & exploration) energy, and metals & mining sectors.

•	Security selection in emerging markets added to performance as well, but was offset by an underweight to the sector.

•	The Fund’s positioning in the electric & water, retailers & restaurants, and telecommunications sectors detracted from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Corporate Bond Fund informative and useful. The report covers performance for the 12-month period ended July 31, 2017.

Effective April 3, 2017, Prudential Investments became known as PGIM® Investments. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: the name of your Fund and its management and operation will not change.

Major global events during the reporting period included the US presidential election and domestic issues related to the new administration’s policy initiatives. The US economy experienced weak growth during the first quarter of 2017, although stronger growth took place in the second quarter. Britain began its formal legal process to leave the European Union, and recent parliamentary elections in Britain resulted in unseating the majority party. Overall, global economic growth picked up slightly.

Equities in the US reached new highs, and international equities gained significantly. European stocks posted impressive results. Asian markets were solid, and emerging markets outperformed most regions.

In mid-June, the Federal Reserve raised its Federal Funds rate by 0.25% for the second time in 2017. Fixed income markets were mixed, as rising interest rates affected bond markets. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Corporate Bond Fund

September 15, 2017

Prudential Corporate Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–2.81	N/A	N/A	2.33 (5/28/15)
Class C	0.02	N/A	N/A	3.62 (5/28/15)
Class Q	2.02	N/A	N/A	4.64 (5/28/15)
Class R	1.51	N/A	N/A	4.13 (5/28/15)
Class Z	2.02	3.02	5.39	—
Bloomberg Barclays US Credit Bond Index	1.26	3.27	5.65	—
Lipper Corporate Debt BBB-Rated Funds Average	1.66	3.26	5.36	—

	Average Annual Total Returns as of 7/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	1.77	N/A	N/A	4.52 (5/28/15)
Class C	1.01	N/A	N/A	3.62 (5/28/15)
Class Q	2.02	N/A	N/A	4.64 (5/28/15)
Class R	1.51	N/A	N/A	4.13 (5/28/15)
Class Z	2.02	3.02	5.39	—
Bloomberg Barclays US Credit Bond Index	1.26	3.27	5.65	—
Lipper Corporate Debt BBB-Rated Funds Average	1.66	3.26	5.36	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Corporate Bond Fund (Class Z) with a similar investment in the Bloomberg Barclays US Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2007) and the account values at the end of the current fiscal year (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date. Inception returns are provided for any share class with less than 10 fiscal years of returns.

Prudential Corporate Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more within 12 months of purchase	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1.00%	None	.75% (.50% currently)	None

Benchmark Definitions

Bloomberg Barclays US Credit Bond Index—The Bloomberg Barclays US Credit Bond Index measures the performance of investment-grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity greater than one year. The average annual total return for the Index measured from the month-end closest to the inception date through 7/31/17 is 3.80% for Class A, C, Q, and R shares.

Lipper Corporate Debt BBB-Rated Funds Average—The Lipper Corporate Debt BBB-Rated Funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The average annual total return for the Average measured from the month-end closest to the inception date through 7/31/17 is 3.52% for Class A, C, Q, and R shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if it included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Distributions and Yields as of 7/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.33	2.45	1.19
Class C	0.25	1.82	0.51
Class Q	0.36	2.80	1.58
Class R	0.31	2.30	0.75
Class Z	0.36	2.81	1.49

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 7/31/17 (%)
AAA	4.1
AA	5.8
A	34.0
BBB	52.4
BB	2.0
Cash/Cash Equivalents	1.9
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Corporate Bond Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Corporate Bond Fund’s Class Z shares returned 2.02% for the 12-month reporting period that ended July 31, 2017, outperforming the 1.26% gain of the Bloomberg Barclays US Credit Bond Index (the Index) and the 1.66% gain of the Lipper Corporate Debt BBB-Rated Funds Average.

What were market conditions?

•

During the reporting period, the market experienced several significant events, including the aftermath of the UK’s surprise vote to leave the European Union (commonly known as “Brexit”), the surprise victory of Donald Trump in the US Presidential election, the impact of ongoing bond-buying programs by the European Central Bank (ECB) and the Bank of England (BOE), two Federal Reserve (Fed) rate hikes, and the expected details about the Fed’s long-expected balance sheet runoff. As the period ended, speculation increased about who would head the Fed after Janet Yellen’s term expires in early 2018. Would it be a dove intent on boosting the Trump growth agenda? Or, would it be a more rules-based chairperson intent on reaching the Fed’s “dots”? (“Dots” refer to projections made by the members of the Fed’s Open Market Committee about where they think interest rates should be at a particular point in the future.)

•

US economic growth, which had weakened earlier in the period, rebounded to a 2.6% pace during the second quarter of 2017 against a backdrop of continued above-trend growth in the rest of the G3. (The G3, or Group of Three, refers to the US, Japan and the European Union.) US inflation, however, was generally weaker than expected, continuing to undershoot G3 central bank targets.

•

Overall, the underlying momentum in the US economy has remained solid since early 2016. Real final private sector demand in the US has been notably robust, growing at an annualized rate of between 2.6% and 3.3% in each of the last five calendar quarters and averaging 2.8% in first half of 2017. (Real final demand is the total demand for final goods and services, adjusted for inflation, in an economy.) Consumer spending has been particularly strong, but investment spending, too, has picked up as headwinds from the collapse in energy prices and the strengthening US dollar have faded.

•

US companies continued to hire at a strong pace, with monthly job gains averaging 184,000 in the year to date through July 31, 2017, which is little changed from 2016’s average of 187,000 jobs and well above the estimated 75,000 to 100,000 jobs needed to keep the unemployment rate unchanged. Indeed, the unemployment rate gradually ticked lower during the reporting period, inching down to 4.3% in July. Importantly, job gains were widespread across industries. Even the retail sector, which shed jobs every month from February through May, saw stable employment in the last two months of the period.

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•	Lean business inventories, solid core durable goods orders, and ongoing strong job gains suggest that real US GDP growth is on track to maintain its second-quarter momentum into the third quarter.

•

US corporate bonds delivered a total return of 1.26%, with an excess return versus US Treasuries of 435 basis points. (A basis point is 1/100 of a percent.) Within the Index, financials outpaced industrials and utilities. Metals & mining, energy, and life insurance were amongst the strongest sectors, while tobacco, retailers & restaurants, and telecommunication services were amongst the largest underperforming sectors.

•

As the period ended, credit fundamentals remained favorable, with most industries enjoying record profit margins and generating significant cashflow before share buybacks and dividends. Companies remained active in mergers and acquisitions, although the number of deals toward the end of the period dropped from record levels and leverage (debt) metrics appear to have stabilized.

•

New issuance, already at record levels, pushed higher as companies sought to lock in low rates prior to anticipated Federal reserve interest rate hikes and to finance mergers and acquisitions, share buybacks and dividends. Most issues were oversubscribed, with minimal concessions, if any. Tenders for higher coupon debt also rose as companies moved to reduce interest expense ahead of potential US corporate tax reform that would eliminate or limit interest deductibility.

What worked?

•

Security selection in investment-grade corporate bonds was the largest contributor to performance, highlighted by the Fund’s positioning in the banking, upstream energy (exploration and production) and metals and mining sectors.

•	Security selection in emerging markets added to performance as well.

•

In individual security selection, the Fund benefited from its overweights relative to the Index in Goldman Sachs (banking), Grupo Mexico (metals & mining) and Phillips 66 (downstream energy: refining and processing).

•	An overweight to investment-grade corporates was also a large contributor to performance over the one-year period. An overweight in commercial mortgage-backed securities (CMBS) also added value.

What didn’t work?

•	Underweights in emerging markets and municipals hurt performance over the one-year period.

•	Within corporates, the Fund’s positioning in the electric & water, retailers & restaurants, and telecommunications sectors detracted from performance.

Prudential Corporate Bond Fund	9

Strategy and Performance Overview (continued)

•	In individual security selection, the Fund’s overweights in Berkshire Hathaway (property & casualty insurance), Duke Energy (electric & water), and Citigroup (banking) limited results.

Did the Fund use derivatives and how did they affect performance?

•

The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ Treasury futures on a limited basis. Treasury futures are used to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. This derivative strategy did not have a material impact on the Fund’s performance.

Current outlook

•

With second quarter earnings season well underway, PGIM Fixed Income maintains a favorable outlook on the investment-grade corporate bond market heading into August. Though central banks have shifted towards a more hawkish bias, investment-grade corporates generally remain supported by global monetary policies, especially the ECB bond purchase program. Credit fundamentals appear to have peaked but they remain strong, and corporate liquidity is robust. Though little progress on the new administration’s tax reform has been made, and the new administration has failed to repeal and replace the Affordable Care Act, spreads (yield differentials versus comparable-maturity Treasuries) have continued to grind tighter amid strong demand and record low volatility. Despite high expectations, companies have reported better-than-expected second quarter earnings driven by improved global growth and a weaker US dollar.

•

Although it’s a generally favorable environment for corporates, near term risks in the market remain. While the Trump administration seems to favor business-friendly policies and reduced regulation, changes in tax policy, including loss of interest deductibility and protectionist trade policies, bear watching. Additionally, uncertainty regarding the impact of Brexit, unwinding of the Fed’s balance sheet and tapering of the ECB’s bond purchase program may induce volatility.

•

PGIM Fixed Income continues to favor US financials over industrial issues, especially US money center banks, given their strong capital requirements and generally solid earnings. Within Industrials, the focus is on companies where an “event” has passed, as higher quality corporates continue to lever up and consolidation remains a concern. Furthermore, PGIM Fixed Income is focusing on US-centric issuers over multinationals or exporters that are vulnerable to potential protectionist trade policies. PGIM Fixed Income remains overweight BBB-rated, long-maturity credits due to a steep spread curve and possibly higher pension funding, which could lead to increased demand and potentially flatten the spread curve. (The corporate spread curve depicts the difference between the

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spreads of long- and short-maturity corporate bonds versus US Treasuries of comparable maturity.) The main near-term risks in the market remain the policies of the new US administration, the impact of the tightening Fed, and political instability abroad.

Prudential Corporate Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Corporate Bond Fund		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,042.00	0.80%	$4.05
	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01
Class C	Actual	$1,000.00	$1,038.20	1.55%	$7.83
	Hypothetical	$1,000.00	$1,017.11	1.55%	$7.75
Class Q	Actual	$1,000.00	$1,043.30	0.55%	$2.79
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76
Class R	Actual	$1,000.00	$1,040.70	1.05%	$5.31
	Hypothetical	$1,000.00	$1,019.59	1.05%	$5.26
Class Z	Actual	$1,000.00	$1,043.30	0.55%	$2.79
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2017, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Corporate Bond Fund	13

Schedule of Investments

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 97.1%

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.9%
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3	3.050%	04/10/49	250	$250,408
Deutsche Bank Commercial Mortgage Trust, Series 2017-C6, Class A3	3.269	06/10/50	100	102,518
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A4	3.224	07/15/50	100	101,394
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A3	3.058	05/15/49	200	200,517

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $658,191)				654,837

CORPORATE BONDS 93.3%

Aerospace & Defense 1.0%
United Technologies Corp., Sr. Unsec’d. Notes	1.900	05/04/20	230	230,813

Agriculture 1.8%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.250	06/07/22	305	312,846
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.000	02/21/20	100	100,483

				413,329

Airlines 1.4%
American Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	3.200	12/15/29	88	87,572
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875	03/13/20	130	132,378
Southwest Airlines Co., Sr. Unsec’d. Notes	2.650	11/05/20	100	101,494

				321,444

Auto Manufacturers 4.4%
BMW US Capital LLC (Germany), Gtd. Notes, 144A	2.150	04/06/20	75	75,613
Ford Motor Co., Sr. Unsec’d. Notes	5.291	12/08/46	200	206,212
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.979	08/03/22	200	200,120
General Motors Financial Co., Inc., Gtd. Notes	2.400	04/10/18	200	200,881
Gtd. Notes	2.400	05/09/19	100	100,388
Gtd. Notes	4.000	01/15/25	150	151,638
Gtd. Notes	3.200	07/06/21	75	76,145

				1,010,997

Auto Parts & Equipment 0.5%
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500	04/29/22	100	105,000

See Notes to Financial Statements.

Prudential Corporate Bond Fund	15

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks 19.1%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%		08/01/25	250	$260,525
Sr. Unsec’d. Notes, MTN	4.443	(c)	01/20/48	100	106,316
Series L, Sr. Unsec’d. Notes, MTN	2.600		01/15/19	250	252,559
Series V, Jr. Sub. Notes	5.125	(c)	12/29/49	250	254,970
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.650		03/16/25	200	200,403
Citigroup, Inc., Sr. Unsec’d. Notes	2.550		04/08/19	550	555,714
Sr. Unsec’d. Notes	3.200		10/21/26	150	146,473
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800		06/09/23	265	276,159
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	80	81,365
Goldman Sachs Group, Inc. (The), Sub. Notes	5.150		05/22/45	300	338,977
Series L, Jr. Sub. Notes	5.700	(c)	12/29/49	250	261,120
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.250		01/23/20	150	151,086
Sr. Unsec’d. Notes	3.200		06/15/26	390	387,536
Sr. Unsec’d. Notes	3.882	(c)	07/24/38	95	94,876
Sr. Unsec’d. Notes	4.032	(c)	07/24/48	25	25,104
Series 1, Jr. Sub. Notes	7.900	(c)	12/29/49	200	207,500
Morgan Stanley, Sr. Unsec’d. Notes	3.971	(c)	07/22/38	85	84,832
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26	300	310,180
Series H, Jr. Sub. Notes	5.450	(c)	07/29/49	250	258,750
UBS Group Funding AG (Switzerland), Gtd. Notes, 144A	4.125		04/15/26	90	95,323

					4,349,768

Biotechnology 2.5%
Amgen, Inc., Sr. Unsec’d. Notes	2.650		05/11/22	160	161,822
Baxalta, Inc., Gtd. Notes	2.000		06/22/18	45	45,092
Biogen, Inc., Sr. Unsec’d. Notes	4.050		09/15/25	215	230,078
Celgene Corp., Sr. Unsec’d. Notes	4.625		05/15/44	100	107,660
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.500		09/01/23	30	29,846

					574,498

Building Materials 0.3%
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.950		07/02/64	75	80,809

Chemicals 3.4%
Celanese US Holdings LLC, Gtd. Notes	4.625		11/15/22	50	54,364
CF Industries, Inc., Gtd. Notes	5.375		03/15/44	90	81,000

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d)
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%	11/15/42	175	$179,320
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600	08/15/22	49	51,093
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625	02/26/55	150	151,931
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625	11/15/43	20	20,553
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	2.250	05/15/20	235	236,401

				774,662

Commercial Services 0.6%
Equifax, Inc., Sr. Unsec’d. Notes	2.300	06/01/21	25	24,874
Total System Services, Inc., Sr. Unsec’d. Notes	3.800	04/01/21	100	104,281

				129,155

Computers 2.8%
Apple, Inc., Sr. Unsec’d. Notes	4.650	02/23/46	100	112,370
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480	06/01/19	160	163,793
Sr. Sec’d. Notes, 144A	4.420	06/15/21	55	58,046
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850	10/05/18	105	106,265
Seagate HDD Cayman, Gtd. Notes	3.750	11/15/18	200	203,300

				643,774

Diversified Financial Services 0.4%
Discover Financial Services, Sr. Unsec’d. Notes	3.750	03/04/25	100	100,429

Electric 10.3%
Commonwealth Edison Co., First Mortgage	4.700	01/15/44	100	114,324
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000	05/15/21	190	188,445
Dominion Energy, Inc., Jr. Sub. Notes	2.579	07/01/20	135	136,270
DTE Electric Co., General Ref. Mortgage	3.950	06/15/42	75	76,194
Duke Energy Progress LLC, First Mortgage	4.150	12/01/44	200	210,389
Emera US Finance LP (Canada), Gtd. Notes	3.550	06/15/26	40	40,567
Entergy Corp., Sr. Unsec’d. Notes	2.950	09/01/26	100	97,134
Entergy Mississippi, Inc., First Mortgage	2.850	06/01/28	40	38,723
Eversource Energy, Series K, Sr. Unsec’d. Notes	2.750	03/15/22	95	95,981
FirstEnergy Corp., Series B, Sr. Unsec’d. Notes	3.900	07/15/27	75	75,595
MidAmerican Energy Co., First Mortgage	3.950	08/01/47	20	20,696
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.000	12/01/46	25	25,833
PacifiCorp, First Mortgage	3.350	07/01/25	270	277,119
PPL Capital Funding, Inc., Gtd. Notes	4.700	06/01/43	100	106,881
PSEG Power LLC, Gtd. Notes	3.000	06/15/21	60	61,127
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42	75	73,918

See Notes to Financial Statements.

Prudential Corporate Bond Fund	17

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Puget Energy, Inc., Sr. Sec’d. Notes	3.650%	05/15/25	400	$400,445
RGS AEGCO Funding Corp., Series F, Sec’d. Notes	9.820	12/07/22	48	53,288
San Diego Gas & Electric Co., First Mortgage	4.300	04/01/42	75	80,236
Sierra Pacific Power Co., General Ref. Mortgage	2.600	05/01/26	70	68,004
Westar Energy, Inc., First Mortgage	5.100	07/15/20	100	108,078

				2,349,247

Foods 0.9%
Kraft Heinz Foods Co., Gtd. Notes	4.375	06/01/46	55	53,441
Gtd. Notes	5.000	07/15/35	50	54,119
Kroger Co. (The), Sr. Unsec’d. Notes	2.650	10/15/26	35	32,458
Sr. Unsec’d. Notes	2.800	08/01/22	10	10,072
Sysco Corp., Gtd. Notes	3.250	07/15/27	45	44,954

				195,044

Forest Products & Paper 1.2%
International Paper Co., Sr. Unsec’d. Notes	5.000	09/15/35	250	276,132

Healthcare-Products 1.4%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900	11/30/21	135	137,386
Baxter International, Inc., Sr. Unsec’d. Notes	3.500	08/15/46	110	99,140
Becton, Dickinson & Co., Sr. Unsec’d. Notes	2.404	06/05/20	75	75,464

				311,990

Healthcare-Services 3.2%
Anthem, Inc., Sr. Unsec’d. Notes	4.625	05/15/42	200	215,425
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.600	02/01/25	250	255,382
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500	03/30/25	250	254,937

				725,744

Household Products/Wares 0.9%
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	2.375	06/24/22	200	199,469

Housewares 0.6%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.000	12/01/24	100	105,401
Sr. Unsec’d. Notes	4.200	04/01/26	20	21,396

				126,797

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Insurance 6.0%
American International Group, Inc., Sr. Unsec’d. Notes	4.375%	01/15/55	150	$147,111
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.125	03/15/26	125	127,381
Liberty Mutual Group, Inc., Gtd. Notes, 144A	5.000	06/01/21	500	544,672
Markel Corp., Sr. Unsec’d. Notes	5.350	06/01/21	500	548,268

				1,367,432

Media 4.9%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384	10/23/35	180	210,587
Comcast Corp., Gtd. Notes	3.150	03/01/26	90	91,100
Gtd. Notes	3.375	08/15/25	325	335,905
Scripps Networks Interactive, Inc., Sr. Unsec’d. Notes	3.500	06/15/22	100	102,303
Sr. Unsec’d. Notes	3.950	06/15/25	28	28,517
Time Warner, Inc., Gtd. Notes	3.875	01/15/26	200	203,742
Viacom, Inc., Sr. Unsec’d. Notes	5.250	04/01/44	150	149,437

				1,121,591

Mining 1.0%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.700	05/30/41	50	59,810
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000	09/30/43	50	58,910
Yamana Gold, Inc. (Canada), Gtd. Notes	4.950	07/15/24	100	101,338

				220,058

Miscellaneous Manufacturing 0.2%
Textron, Inc., Sr. Unsec’d. Notes	4.000	03/15/26	45	47,076

Office/Business Equipment 0.8%
Xerox Corp., Sr. Unsec’d. Notes, 144A	4.070	03/17/22	175	179,974

Oil & Gas 4.8%
Apache Corp., Sr. Unsec’d. Notes	3.250	04/15/22	250	255,086
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.588	04/14/27	100	102,950
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.500	02/15/37	100	119,806
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.700	10/15/19	240	253,176
ConocoPhillips Co., Gtd. Notes	4.200	03/15/21	50	53,474
Devon Energy Corp., Sr. Unsec’d. Notes	5.000	06/15/45	5	5,091
Sr. Unsec’d. Notes	5.600	07/15/41	15	16,316

See Notes to Financial Statements.

Prudential Corporate Bond Fund	19

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d)
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	3.950%	04/15/22	90	$94,435
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050	11/15/44	100	103,503
Shell International Finance BV (Netherlands), Gtd. Notes	4.375	05/11/45	85	90,140

				1,093,977

Pharmaceuticals 4.9%
Actavis Funding SCS, Gtd. Notes	3.800	03/15/25	350	363,835
Mead Johnson Nutrition Co. (United Kingdom), Gtd. Notes	3.000	11/15/20	100	103,046
Mylan NV, Gtd. Notes	3.000	12/15/18	200	202,816
Pfizer, Inc., Sr. Unsec’d. Notes	4.125	12/15/46	80	85,148
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400	09/23/21	180	179,438
Gtd. Notes	3.200	09/23/26	100	98,750
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	3.150	10/01/26	30	28,707
Gtd. Notes	4.100	10/01/46	60	54,566

				1,116,306

Pipelines 3.6%
Enterprise Products Operating LLC, Gtd. Notes	4.850	03/15/44	100	106,939
Gtd. Notes	4.900	05/15/46	150	162,318
Phillips 66 Partners LP, Sr. Unsec’d. Notes(a)	3.605	02/15/25	350	350,275
Williams Partners LP, Sr. Unsec’d. Notes	4.300	03/04/24	200	210,735

				830,267

Real Estate Investment Trusts (REITs) 2.9%
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.650	06/15/24	75	74,140
Digital Realty Trust LP, Gtd. Notes	3.400	10/01/20	50	51,545
Kimco Realty Corp., Sr. Unsec’d. Notes	3.400	11/01/22	75	77,186
Realty Income Corp., Sr. Unsec’d. Notes	4.125	10/15/26	200	207,943
Welltower, Inc., Sr. Unsec’d. Notes	4.500	01/15/24	230	248,062

				658,876

Retail 1.1%
CVS Health Corp., Sr. Unsec’d. Notes	5.125	07/20/45	100	114,757
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.500	09/15/56	25	22,851
Sr. Unsec’d. Notes	4.250	04/01/46	100	106,634

				244,242

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Semiconductors 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875%	01/15/27	75	$76,978

Software 3.2%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.250	08/15/21	125	124,129
Sr. Unsec’d. Notes	2.850	10/15/18	75	75,839
Sr. Unsec’d. Notes	3.625	10/15/20	84	87,851
Microsoft Corp., Sr. Unsec’d. Notes	3.950	08/08/56	140	141,341
Sr. Unsec’d. Notes	4.500	02/06/57	105	116,554
Oracle Corp., Sr. Unsec’d. Notes	2.400	09/15/23	75	74,596
Sr. Unsec’d. Notes	4.000	07/15/46	115	116,793

				737,103

Telecommunications 2.0%
AT&T, Inc., Sr. Unsec’d. Notes	5.150	03/15/42	230	232,862
Sr. Unsec’d. Notes	5.300	08/14/58	30	30,007
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012	04/15/49	190	189,350

				452,219

Textiles 0.5%
Cintas Corp. No. 2, Gtd. Notes	3.700	04/01/27	100	104,579

Transportation 0.4%
FedEx Corp., Gtd. Notes	4.500	02/01/65	100	97,458

TOTAL CORPORATE BONDS (cost $20,735,478)				21,267,237

FOREIGN GOVERNMENT BOND 0.9%
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes (cost $180,025)	4.600	01/23/46	200	198,000

U.S. TREASURY OBLIGATION 0.0%
U.S. Treasury Notes (cost $5,050)	2.375	05/15/27	5	5,036

TOTAL LONG-TERM INVESTMENTS (cost $21,578,744)				22,125,110

See Notes to Financial Statements.

Prudential Corporate Bond Fund	21

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
SHORT-TERM INVESTMENTS 4.2%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	596,508	$596,508
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $362,372; includes $362,022 of cash collateral for securities on loan)(b)(w)	362,269	362,305

TOTAL SHORT-TERM INVESTMENTS (cost $958,880)		958,813

TOTAL INVESTMENTS 101.3% (cost $22,537,624)		23,083,923
Liabilities in excess of other assets(z) (1.3)%		(295,942)

NET ASSETS 100.0%		$22,787,981

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $354,060; cash collateral of $362,022 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2017.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

22

Futures contracts outstanding at July 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2017	Unrealized Appreciation (Depreciation)
	Long Positions:
6	2 Year U.S. Treasury Notes	Sep. 2017	$1,297,453	$1,298,063	$610
16	5 Year U.S. Treasury Notes	Sep. 2017	1,890,305	1,890,375	70
13	20 Year U.S. Treasury Bonds	Sep. 2017	1,983,258	1,988,594	5,336

					6,016

	Short Positions:
15	10 Year U.S. Treasury Notes	Sep. 2017	1,892,133	1,888,360	3,773
10	30 Year U.S. Ultra Treasury Bonds	Sep. 2017	1,636,703	1,645,000	(8,297)

					(4,524)

					$1,492

Cash of $200,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at July 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Corporate Bond Fund	23

Schedule of Investments (continued)

as of July 31, 2017

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$654,837	$—
Corporate Bonds	—	21,267,237	—
Foreign Government Bond	—	198,000	—
U.S. Treasury Obligation	—	5,036	—
Affiliated Mutual Funds	958,813	—	—
Other Financial Instruments*
Futures Contracts	1,492	—	—

Total	$960,305	$22,125,110	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

Banks	19.1%
Electric	10.3
Insurance	6.0
Media	4.9
Pharmaceuticals	4.9
Oil & Gas	4.8
Auto Manufacturers	4.4
Affiliated Mutual Funds (including 1.6% of collateral for securities on loan)	4.2
Pipelines	3.6
Chemicals	3.4
Software	3.2
Healthcare-Services	3.2
Real Estate Investment Trusts (REITs)	2.9
Commercial Mortgage-Backed Securities	2.9
Computers	2.8
Biotechnology	2.5
Telecommunications	2.0
Agriculture	1.8
Airlines	1.4
Healthcare-Products	1.4
Forest Products & Paper	1.2
Retail	1.1%
Aerospace & Defense	1.0
Mining	1.0
Household Products/Wares	0.9
Foreign Government Bond	0.9
Foods	0.9
Office/Business Equipment	0.8
Commercial Services	0.6
Housewares	0.6
Auto Parts & Equipment	0.5
Textiles	0.5
Diversified Financial Services	0.4
Transportation	0.4
Building Materials	0.3
Semiconductors	0.3
Miscellaneous Manufacturing	0.2
U.S. Treasury Obligation	0.0 *

101.3
Liabilities in excess of other assets	(1.3)

100.0%

Less	than +/- 0.05%

See Notes to Financial Statements.

24

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2017 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker— variation margin futures	$9,789	*	Due from/to broker— variation margin futures	$8,297	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July, 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(24,107)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$33,133

For the year ended July 31, 2017, the Fund’s average value at trade date for futures long positions was $5,105,920 and for short positions was $4,935,711.

See Notes to Financial Statements.

Prudential Corporate Bond Fund	25

Schedule of Investments (continued)

as of July 31, 2017

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received(2)	Net Amount
Securities on Loan	$354,060	$(354,060)	$—

(1)	Amount represents market value.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

26

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value, including securities on loan of $354,060:
Unaffiliated investments (cost $21,578,744)	$22,125,110
Affiliated investments (cost $958,880)	958,813
Deposit with broker for futures	200,000
Receivable for investments sold	316,874
Interest receivable	197,859
Receivable for Fund shares sold	53,536
Due from manager	16,668

Total assets	23,868,860

Liabilities
Payable for investments purchased	551,782
Payable to broker for collateral for securities on loan	362,022
Accrued expenses and other liabilities	89,276
Payable for Fund shares reacquired	72,428
Dividends payable	1,732
Distribution fee payable	1,307
Due to broker—variation margin futures	1,191
Affiliated transfer agent fee payable	642
Deferred trustees’ fees	499

Total liabilities	1,080,879

Net Assets	$22,787,981

Net assets were comprised of:
Shares of beneficial interest, at par	$2,018
Paid-in capital in excess of par	22,861,845

22,863,863
Undistributed net investment income	65,542
Accumulated net realized loss on investment and foreign currency transactions	(689,215)
Net unrealized appreciation on investments and foreign currencies	547,791

Net assets, July 31, 2017	$22,787,981

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share, ($1,801,996 ÷ 159,215 shares of beneficial interest issued and outstanding)	$11.32
Maximum sales charge (4.50% of offering price)	0.53

Maximum offering price to public	$11.85

Class C
Net asset value, offering price and redemption price per share, ($1,095,436 ÷ 96,995 shares of beneficial interest issued and outstanding)	$11.29

Class Q
Net asset value, offering price and redemption price per share, ($11,041 ÷ 978 shares of beneficial interest issued and outstanding)	$11.29

Class R
Net asset value, offering price and redemption price per share, ($10,923 ÷ 967.5 shares of beneficial interest issued and outstanding)	$11.29

Class Z
Net asset value, offering price and redemption price per share, ($19,868,585 ÷ 1,759,563 shares of beneficial interest issued and outstanding)	$11.29

See Notes to Financial Statements.

Prudential Corporate Bond Fund	29

Statement of Operations

Year Ended July 31, 2017

Net Investment Income (Loss)
Income
Interest income	$850,315
Affiliated dividend income	3,480
Income from securities lending, net (including affiliated income of $139)	233

Total income	854,028

Expenses
Management fee	105,854
Distribution fee—Class A	3,347
Distribution fee—Class C	10,144
Distribution fee—Class R	80
Registration fees	79,000
Custodian and accounting fees	66,000
Audit fee	36,000
Shareholders’ reports	33,000
Transfer agent’s fees and expenses (including affiliated expense of $3,100)	23,000
Legal fees and expenses	21,000
Trustees’ fees	9,000
Loan interest expense	81
Miscellaneous	13,146

Total expenses	399,652
Less: Management fee waiver and/or expense reimbursement	(256,623)
Distribution fee waiver—Class R	(26)

Net expenses	143,003

Net investment income (loss)	711,025

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(32))	147,933
Futures transactions	(24,107)
Foreign currency transactions	7

123,833

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(67))	(497,320)
Futures	33,133

(464,187)

Net gain (loss) on investment and foreign currency transactions	(340,354)

Net Increase (Decrease) In Net Assets Resulting From Operations	$370,671

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

	Year Ended July 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$711,025	$948,488
Net realized gain (loss) on investment and foreign currency transactions	123,833	(628,485)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(464,187)	1,637,704

Net increase (decrease) in net assets resulting from operations	370,671	1,957,707

Dividends from net investment income
Class A	(40,323)	(7,623)
Class C	(22,930)	(7,454)
Class Q	(348)	(305)
Class R	(291)	(255)
Class Z	(683,524)	(1,013,549)

	(747,416)	(1,029,186)

Fund share transactions
Net proceeds from shares sold	8,985,915	12,055,486
Net asset value of shares issued in reinvestment of dividends and distributions	723,795	1,008,034
Cost of shares reacquired	(11,450,567)	(33,365,328)

Net increase (decrease) in net assets from Fund share transactions	(1,740,857)	(20,301,808)

Total increase (decrease)	(2,117,602)	(19,373,287)

Net Assets:
Beginning of year	24,905,583	44,278,870

End of year(a)	$22,787,981	$24,905,583

(a) Includes undistributed net investment income of:	$65,542	$36,396

See Notes to Financial Statements.

Prudential Corporate Bond Fund	31

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of four series: Prudential Corporate Bond Fund, Prudential Core Bond Fund, Target International Equity Portfolio and Prudential QMA Small-Cap Value Fund. These financial statements relate to Prudential Corporate Bond Fund (the “Fund”). The financial statements of the other series are not presented herein. The Fund is a diversified fund.

The investment objective of the Fund is high current income consistent with the preservation of principal.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale

32

price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities

Prudential Corporate Bond Fund	33

Notes to Financial Statements (continued)

are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

34

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund

Prudential Corporate Bond Fund	35

Notes to Financial Statements (continued)

and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

36

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PGIM Investments is based on an annual rate of .45% of the Fund’s average daily net assets up to and including $5 billion; and .425% on average daily net assets exceeding $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was .45% for the year ended July 31, 2017. The management fee waiver and/or expense reimbursement exceeded the management fee for the year ended July 31, 2017.

PGIM Investments has contractually agreed through November 30, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .55% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q, Class R and

Prudential Corporate Bond Fund	37

Notes to Financial Statements (continued)

Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, 1% and .75% of the average daily net assets of the Class A, C and R shares, respectively. PIMS has contractually agreed through November 30, 2018 to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it has received $23,784 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2017, it received $270 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended July 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of the Prudential Investment

38

Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended July 31, 2017, PGIM, Inc. was compensated $146 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended July 31, 2017, were $20,505,183 and $21,366,601, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the tax year ended July 31, 2017, the adjustments were to increase undistributed net investment income by $65,537, decrease accumulated net realized loss on investment and foreign currency transactions by $892,810 and decrease paid-in capital in excess of par by $958,347 due to differences in the tax treatment of premium amortization and the expiration of a capital loss carryforward. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

The tax character of distributions paid during the tax year ended July 31, 2017 was $747,416 of ordinary income. The tax character of distributions paid during the tax period ended July 31, 2016 was $693,091 of ordinary income.

As of July 31, 2017, the accumulated undistributed earnings on a tax basis was $67,773 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2017 were as follows:

Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$22,615,431	$538,697	$(70,205)	$468,492

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

Prudential Corporate Bond Fund	39

Notes to Financial Statements (continued)

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2017 of approximately $610,000 which can be carried forward for an unlimited period. The fund had a capital loss carryforward of approximately $958,000 which has expired unused during the fiscal year ended July 31, 2017. The Fund utilized approximately $116,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2017. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% on sales of shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of July 31, 2017, Prudential owned 973 Class A shares, 957 Class C shares, 978 Class Q shares and 967 Class R shares of the Fund.

At reporting period end, three shareholders of record held 78% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

40

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2017:
Shares sold	130,815	$1,463,656
Shares issued in reinvestment of dividends and distributions	3,414	38,209
Shares reacquired	(43,180)	(479,305)

Net increase (decrease) in shares outstanding before conversion	91,049	1,022,560
Shares reacquired upon conversion into other share class(es)	(3,587)	(39,847)

Net increase (decrease) in shares outstanding	87,462	$982,713

Year ended July 31, 2016:
Shares sold	68,884	$765,352
Shares issued in reinvestment of dividends and distributions	680	7,552
Shares reacquired	(2,301)	(25,238)

Net increase (decrease) in shares outstanding before conversion	67,263	747,666
Shares reacquired upon conversion into other share class(es)	(2,069)	(23,739)

Net increase (decrease) in shares outstanding	65,194	$723,927

Class C
Year ended July 31, 2017:
Shares sold	61,586	$685,900
Shares issued in reinvestment of dividends and distributions	1,868	20,845
Shares reacquired	(32,511)	(359,336)

Net increase (decrease) in shares outstanding	30,943	$347,409

Year ended July 31, 2016:
Shares sold	83,590	$896,991
Shares issued in reinvestment of dividends and distributions	491	5,458
Shares reacquired	(19,413)	(209,695)

Net increase (decrease) in shares outstanding	64,668	$692,754

Class Q
Year ended July 31, 2017:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	31	348

Net increase (decrease) in shares outstanding	31	$348

Year ended July 31, 2016:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	28	305

Net increase (decrease) in shares outstanding	28	$305

Class R
Year ended July 31, 2017:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	26	291

Net increase (decrease) in shares outstanding	26	$291

Year ended July 31, 2016:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	23	255

Net increase (decrease) in shares outstanding	23	$255

Prudential Corporate Bond Fund	41

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended July 31, 2017:
Shares sold	611,442	$6,836,359
Shares issued in reinvestment of dividends and distributions	59,423	664,102
Shares reacquired	(954,080)	(10,611,926)

Net increase (decrease) in shares outstanding before conversion	(283,215)	(3,111,465)
Shares issued upon conversion from other share class(es)	3,600	39,847

Net increase (decrease) in shares outstanding	(279,615)	$(3,071,618)

Year ended July 31, 2016:
Shares sold	954,492	$10,393,143
Shares issued in reinvestment of dividends and distributions	92,146	994,464
Shares reacquired	(3,116,010)	(33,130,395)

Net increase (decrease) in shares outstanding before conversion	(2,069,372)	(21,742,788)
Shares issued upon conversion from other share class(es)	2,076	23,739

Net increase (decrease) in shares outstanding	(2,067,296)	$(21,719,049)

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under the SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of the portfolios. Consequently, the portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2017. The average daily balance for the 2 days that the Fund had loans outstanding during the period was $818,000,

42

borrowed at a weighted average interest rate of 1.78%. The maximum loan balance outstanding during the period was $1,053,000. At July 31, 2017, the Fund did not have an outstanding loan balance.

8. Recent Accounting Pronouncements and Reporting Updates

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures.

9. Other

At the Trust’s Board meeting in March 2017, the Board of Trustees approved a change in the methodology of allocating certain expenses, like Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective August 1, 2017.

Prudential Corporate Bond Fund	43

Financial Highlights

Class A Shares
	Year Ended July 31,		May 28, 2015(b) through July 31,
	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.46	$10.76	$10.94
Income (loss) from investment operations:
Net investment income (loss)	.32	.29	.04
Net realized and unrealized gain (loss) on investments	(.13)	.71	(.17)
Total from investment operations	.19	1.00	(.13)
Less dividends from net investment income	(.33)	(.30)	(.05)
Net asset value, end of period	$11.32	$11.46	$10.76
Total Return(a):	1.77%	9.49%	(1.19)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,802	$822	$71
Average net assets (000)	$1,339	$269	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.80%	.94%	.98%	(e)
Expenses before waivers and/or expense reimbursement	1.92%	1.77%	2.23%	(e)
Net investment income (loss)	2.88%	2.64%	2.24%	(e)
Portfolio turnover rate	90%	165%	1,221%	(f)(g)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying fund in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended July 31,		May 28, 2015(b) through July 31,
	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.43	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	.24	.20	.03
Net realized and unrealized gain (loss) on investments	(.13)	.70	(.18)
Total from investment operations	.11	.90	(.15)
Less dividends from net investment income	(.25)	(.22)	(.04)
Net asset value, end of period	$11.29	$11.43	$10.75
Total Return(a):	1.01%	8.51%	(1.41)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,095	$755	$15
Average net assets (000)	$1,014	$369	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.55%	1.73%	1.87%	(e)
Expenses before waivers and/or expense reimbursement	2.66%	2.56%	2.97%	(e)
Net investment income (loss)	2.12%	1.84%	1.48%	(e)
Portfolio turnover rate	90%	165%	1,221%	(f)(g)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying fund in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Corporate Bond Fund	45

Financial Highlights (continued)

Class Q Shares
	Year Ended July 31,		May 28, 2015(b) through July 31,
	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.43	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	.35	.30	.04
Net realized and unrealized gain (loss) on investments	(.13)	.71	(.18)
Total from investment operations	.22	1.01	(.14)
Less dividends from net investment income	(.36)	(.33)	(.05)
Net asset value, end of period	$11.29	$11.43	$10.75
Total Return(a):	2.02%	9.57%	(1.25)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$11	$10
Average net assets (000)	$11	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.55%	.79%	.87%	(e)
Expenses before waivers and/or expense reimbursement	1.53%	1.28%	1.88%	(e)
Net investment income (loss)	3.10%	2.80%	2.39%	(e)
Portfolio turnover rate	90%	165%	1,221%	(f)(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying fund in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

46

Class R Shares
	Year Ended July 31,		May 28, 2015(b) through July 31,
	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.43	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	.29	.25	.03
Net realized and unrealized gain (loss) on investments	(.12)	.70	(.17)
Total from investment operations	.17	.95	(.14)
Less dividends from net investment income	(.31)	(.27)	(.05)
Net asset value, end of period	$11.29	$11.43	$10.75
Total Return(a):	1.51%	9.04%	(1.32)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$11	$10
Average net assets (000)	$11	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.29%	1.36%	(e)
Expenses before waivers and/or expense reimbursement	2.42%	2.12%	2.77%	(e)
Net investment income (loss)	2.59%	2.32%	1.91%	(e)
Portfolio turnover rate	90%	165%	1,221%	(f)(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying fund in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Corporate Bond Fund	47

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,				Nine Months Ended July 31,		Year Ended October 31,
	2017(g)	2016(g)	2015(g)(h)		2014(f)		2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.43	$10.76	$10.69		$10.50		$10.83	$10.68
Income (loss) from investment operations:
Net investment income (loss)	.34	.30	.09		.05		.15	.29
Net realized and unrealized gain (loss) on investments	(.12)	.70	.11		.21		(.26)	.20
Total from investment operations	.22	1.00	.20		.26		(.11)	.49
Less dividends from net investment income	(.36)	(.33)	(.13)		(.07)		(.22)	(.34)
Net asset value, end of period	$11.29	$11.43	$10.76		$10.69		$10.50	$10.83
Total Return(a):	2.02%	9.47%	1.83%		2.47%		(.97)%	4.64%

Ratios/Supplemental Data:
Net assets, end of period (000)	$19,869	$23,307	$44,174		$43,879		$42,218	$43,605
Average net assets (000)	$21,149	$33,438	$44,354		$42,666		$43,290	$42,171
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.55%	.82%	.91%		.99%	(d)	.93%	.93%
Expenses before waivers and/or expense reimbursement	1.64%	1.27%	1.10%		.99%	(d)	.93%	.93%
Net investment income (loss)	3.07%	2.79%	.78%		.65%	(d)	1.39%	2.70%
Portfolio turnover rate	90%	165%	1,221%	(c)	936%	(c)(e)	990% (c)	847%	(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Does not include expenses of the underlying fund in which the Fund invests.
(c)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(g)	Calculated based upon average shares outstanding during the period.
(h)	Class T shares were renamed Class Z shares effective May 28, 2015.

See Notes to Financial Statements.

48

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Prudential Corporate Bond Fund, a series of Target Portfolio Trust (the “Fund”), including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, for the nine-month period ended July 31, 2014 and for each of the years in the two-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 18, 2017

Prudential Corporate Bond Fund	49

Federal Income Tax Information (unaudited)

For the tax year ended July 31, 2017, the Fund reports 83.36% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2017.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 87	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Corporate Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (56)± Board Member Portfolios Overseen: 87	Retired; Formerly President (2005–2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016)
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 87	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006)	Independent Director, Corporate Capital Trust (since April 2017) (a business development company)
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 87	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Corporate Bond Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Corporate Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Prudential Corporate Bond Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM, Inc. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	Prudential Corporate Bond Fund is a series of The Target Portfolio Trust.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the approval of the Fund’s advisory agreements.

Prudential Corporate Bond Fund

Approval of Advisory Agreement (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance

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reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2016 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management

Prudential Corporate Bond Fund

Approval of Advisory Agreement (continued)

fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper BBB-Rated Corporate Debt Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	4th Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index for the one-, three-, and ten-year periods.
•

The Board noted that during the second quarter of 2015, the Fund implemented new investment policies and investment strategies, and appointed a new subadviser to replace the Fund’s former subadvisers. As a result, the Fund’s past performance prior to that date did not reflect the current management of the Fund.

•

The Board and PGIM Investments agreed to continue the Fund’s existing expense cap, which caps the Fund’s annual operating expenses at 0.55% (excluding 12b-1 fees and certain other expenses), through November 30, 2017.

•

The Board noted information provided by PGIM Investments indicating that if the Fund’s current expense cap, which was implemented on May 1, 2016, had been in effect for the full fiscal year, the Fund’s net total expenses would have ranked in the first quartile in its Peer Group.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Corporate Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Corporate Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL CORPORATE BOND FUND

SHARE CLASS	A	C	Q	R	Z
NASDAQ	PCWAX	PCWCX	PCWQX	PCWRX	TGMBX
CUSIP	875921694	875921686	875921678	875921660	875921702

MF229E

PRUDENTIAL QMA SMALL-CAP VALUE FUND

ANNUAL REPORT

JULY 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Above-average capital appreciation

Highlights

•	For the twelve months ended July 31, 2017, the Prudential QMA Small-Cap Value Fund’s Class Z shares outperformed the Russell 2000 Value Index (the Index) and the Lipper Small-Cap Value Funds Average.

•

The Fund benefited from an overweight in the outperforming financials sector and underweights in the underperforming real estate, energy, and utilities sectors. Furthermore, the Fund had good security selection in the financials, real estate, and energy sectors.

•	The Fund had unfavorable security selection in the consumer discretionary and health care sectors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Small-Cap Value Fund informative and useful. The report covers performance for the 12-month period ended July 31, 2017.

Effective April 3, 2017, Prudential Investments became known as PGIM® Investments. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: the name of your Fund and its management and operation will not change.

Major global events during the reporting period included the US presidential election and domestic issues related to the new administration’s policy initiatives. The US economy experienced weak growth during the first quarter of 2017, although stronger growth took place in the second quarter. Britain began its formal legal process to leave the European Union, and recent parliamentary elections in Britain resulted in unseating the majority party. Overall, global economic growth picked up slightly.

Equities in the US reached new highs, and international equities gained significantly. European stocks posted impressive results. Asian markets were solid, and emerging markets outperformed most regions.

In mid-June, the Federal Reserve raised its Federal Funds rate by 0.25% for the second time in 2017. Fixed income markets were mixed, as rising interest rates affected bond markets. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Small-Cap Value Fund

September 15, 2017

Prudential QMA Small-Cap Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	12.73	N/A	N/A	6.56 (2/14/14)
Class C	17.43	N/A	N/A	7.60 (6/19/15)
Class Q	19.77	N/A	N/A	10.00 (9/25/14)
Class R	19.00	13.45	7.91	—
Class Z	19.66	14.02	8.46	—
Russell 2000 Value Index	19.21	13.76	6.94	—
Russell 2000 Index	18.45	14.19	7.76	—
Lipper Small-Cap Value Funds Average	16.21	12.55	6.48	—

	Average Annual Total Returns as of 7/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	19.29	N/A	N/A	8.31 (2/14/14)
Class C	18.43	N/A	N/A	7.60 (6/19/15)
Class Q	19.77	N/A	N/A	10.00 (9/25/14)
Class R	19.00	13.45	7.91	—
Class Z	19.66	14.02	8.46	—
Russell 2000 Value Index	19.21	13.76	6.94	—
Russell 2000 Index	18.45	14.19	7.76	—
Lipper Small-Cap Value Funds Average	16.21	12.55	6.48	—

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Growth of a $10,000 Investment

Source: PGIM Investments LLC and Lipper Inc.

The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the Fund’s inception date. Inception returns are provided for any share class with less than 10 fiscal years of returns.

The graph compares a $10,000 investment in the Prudential QMA Small-Cap Value Fund (Class Z) with a similar investment in the Russell 2000 Value Index and the Russell 2000 Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2007) and the account values at the end of the current fiscal period (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential QMA Small-Cap Value Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1.00%	None	.75% (.50% currently)	None

Benchmark Definitions

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have lower price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates.
The average annual total return for the Index measured from the month-end closest to the inception date through 7/31/17 is 8.65% for Class A, 10.19% for Class C, and 11.15% for Class Q shares.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how stock prices of smaller companies have performed. The average annual total return for the Index measured from the month-end closest to the inception date through 7/31/17 is 8.33% for Class A, 7.86% for Class C, and 11.05% for Class Q shares.

Lipper Small-Cap Value Funds Average

Lipper Small-Cap Value Funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s US Diversified Equity small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and a three-year sales-per-share growth rate, compared to the S&P SmallCap 600 Index. The average annual total return for the Average measured from the month-end closest to the inception date through 7/31/17 is 6.56% for Class A, 7.30% for Class C, and 8.00% for Class Q shares.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/17 (%)
Washington Federal, Inc., Thrifts & Mortgage Finance	1.1
MGIC Investment Corp., Thrifts & Mortgage Finance	1.1
Umpqua Holdings Corp., Banks	1.1
Cathay General Bancorp, Banks	1.0
SkyWest, Inc., Airlines	1.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/17 (%)
Banks	15.9
Equity Real Estate Investment Trusts (REITs)	8.9
Thrifts & Mortgage Finance	6.9
Specialty Retail	5.9
Insurance	4.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Small-Cap Value Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Small-Cap Value Fund’s Class Z shares gained 19.66% for the twelve months ended July 31, 2017, outperforming the Index, which gained 19.21%, and the 16.21% gain of the Lipper Small-Cap Value Funds Average.

What were market conditions?

•

Stocks, especially small-cap stocks, turned in strong performance during the reporting period. As a result of some turbulence in November just after the US presidential election, stocks initially plummeted but quickly reversed course and maintained gains through the reporting period on strong earnings and positive investor sentiment.

•

Headline macro-events included fiercely contested disputes in the US Congress over the Trump administration’s policy initiatives, especially on health care and tax reform. Investors shrugged off the political impasse, as stocks sailed smoothly to new highs. However, the extended low-volatility environment had some investors worried over concerns that a sense of complacency may have taken hold.

•

Solid economic fundamentals in the US included moderate GDP expansion, robust employment, and accelerating corporate profit growth. Inflation remained benign. The Federal Reserve raised the federal funds target rate to 1.00%-1.25%.

•

Overall, sector performance in the Index was mixed, but six sectors experienced double-digit returns. The top performer was information technology, which posted a 36.38% return. Financials rose by 29.55%. Industrials jumped to a 26.17% gain. Materials also experienced a double-digit return of 19.38%. Health care rose by 18.84%. Utilities rose by 12.01%. Consumer discretionary experienced a 9.26% gain. Real estate rose by 2.54%. On the negative side, consumer staples gave up 0.10%. Energy returned –0.69%. Telecommunications services was the laggard with a –11.63% loss.

What worked?

•

The Fund benefited from an overweight in the outperforming financials sector and underweights in the underperforming real estate, energy, and utilities sectors. Furthermore, the Fund had good security selection in the financials, real estate, and energy sectors.

•

Within the financials sector, the Fund added value from (1) solid selection among mortgage finance, consumer finance, and insurance stocks, (2) the timely sales of bank positions, and (3) an overweight in the strong performing investment banking & brokerage industry.

•

At the security level in financials, the performance standouts were Walker & Dunlop, Inc. and American Equity Investment Life Holding Company. Walker & Dunlop, a commercial real estate lender, had strong operating results, driven by growth in transaction volume and margin improvement on a more profitable loan origination mix.

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The stock price of American Equity recovered strongly as investors became less concerned that the company’s indexed annuity sales could be impacted by the US Department of Labor’s new fiduciary rules.

•	In the real estate sector, underweights in the poor-performing retail and health care REITs industries helped relative performance.

•	In the energy sector, the timely sales of oil & gas equipment & services holdings contributed significantly to performance.

•

Among other top performing holdings, the Fund benefited from positions in Amkor Technology, Inc., CAI International, Inc., and Adtalem Global Education Inc. Amkor Technology is one of the world’s largest providers of outsourced semiconductor packaging and testing services. CAI International is one of the world’s leading intermodal freight container leasing and management companies. Adtalem Global Education is a global education provider.

What didn’t work?

•	The Fund had unfavorable security selection in the consumer discretionary and health care sectors.

•

In the consumer discretionary sector, poor security selection among retailers detracted significantly from performance, mainly from the untimely purchases of low-valued apparel retailers. Many apparel retailers are experiencing weak store traffic and changing shopping patterns, which are hurting their operating results. Some of these retailers are addressing this difficult environment with cost-cutting initiatives and expansion of their omnichannel capabilities.

•

Ascena Retail Group, Inc. and Fossil Group, Inc. were the leading detractors at the security level within the consumer discretionary sector. Ascena Retail Group is a national specialty retailer offering apparel, shoes, and accessories for women. Fossil Group, a fashion accessories company, is challenged from weak demand for traditional watches while it grows its wearables business and executes on its cost structure reduction initiatives.

•

In the health care sector, an overweight in the underperforming health care facilities industry and no exposure to the strong performing, expensively valued biotechnology stocks weighed on performance. The most significant underperforming holding here was Brookdale Senior Living Inc., a leading operator of senior living communities throughout the US. The increase in senior housing construction growth, which resulted in more supply, had negatively affected occupancy rates for some senior housing operators.

•	Among other underperforming holdings, the Fund was not helped from positions in property owner Select Income REIT and oil & gas driller Atwood Oceanics, Inc.

Prudential QMA Small-Cap Value Fund	9

Strategy and Performance Overview (continued)

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Amkor Technology, Inc.	0.50	Ascena Retail Group, Inc.	–0.43
Walker & Dunlop, Inc.	0.27	Brookdale Senior Living Inc.	–0.26
CAI International, Inc.	0.23	Select Income REIT	–0.25
American Equity Investment Life Holding Company	0.23	Atwood Oceanics, Inc.	–0.24
Adtalem Global Education Inc.	0.22	Fossil Group, Inc.	–0.23

Current outlook

•

QMA continues to view the Fund as well positioned in small-cap stocks that are attractively valued. The spread in valuations between the most expensive and least expensive groups of stocks in the market continues to be wide relative to its history, suggesting an opportunity for a payoff to value stocks. The Fund also continues to trade at a discount to the Russell 2000 Value Index on a variety of valuation metrics. QMA believes this discount represents a real opportunity for strong future relative performance.

•

Although the “average” stock does not appear cheap now, QMA’s quantitative model continues to find attractively valued small-cap companies within the US stock market. From a sector perspective, relative to the benchmark (the Russell 2000 Value Index), the Fund currently has large overweights in the consumer discretionary and financials sectors, and large underweights in the utilities and information technology sectors.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential QMA Small-Cap Value Fund	11

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Small-Cap Value Fund		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$993.50	0.96%	$4.75
	Hypothetical	$1,000.00	$1,020.03	0.96%	$4.81
Class C	Actual	$1,000.00	$989.80	1.71%	$8.44
	Hypothetical	$1,000.00	$1,016.31	1.71%	$8.55
Class Q	Actual	$1,000.00	$995.30	0.62%	$3.07
	Hypothetical	$1,000.00	$1,021.72	0.62%	$3.11
Class R	Actual	$1,000.00	$992.50	1.21%	$5.98
	Hypothetical	$1,000.00	$1,018.79	1.21%	$6.06
Class Z	Actual	$1,000.00	$994.90	0.71%	$3.51
	Hypothetical	$1,000.00	$1,021.27	0.71%	$3.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of July 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 98.9%

Aerospace & Defense 0.8%
Moog, Inc. (Class A Stock)*	26,400	$1,962,048
Triumph Group, Inc.(a)	226,900	5,808,640
Vectrus, Inc.*	158,800	5,400,788

		13,171,476

Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.*	191,728	11,388,643

Airlines 1.4%
Allegiant Travel Co.	4,900	633,325
Hawaiian Holdings, Inc.*	37,100	1,535,940
SkyWest, Inc.	436,768	15,942,032
Spirit Airlines, Inc.*	114,100	4,432,785

		22,544,082

Auto Components 3.1%
American Axle & Manufacturing Holdings, Inc.*(a)	402,600	5,934,324
Cooper-Standard Holdings, Inc.*	99,300	10,154,418
Dana, Inc.	596,800	14,156,096
Stoneridge, Inc.*	158,700	2,421,762
Superior Industries International, Inc.	75,400	1,474,070
Tenneco, Inc.(a)	128,800	7,122,640
Tower International, Inc.	322,289	7,960,538

		49,223,848

Banks 15.9%
Arrow Financial Corp.	37,119	1,210,079
Associated Banc-Corp.	17,500	419,125
Banc of California, Inc.(a)	237,200	4,874,460
Banco Latinoamericano de Comercio Exterior SA (Panama)	239,611	6,304,165
Bank of Marin Bancorp	46,662	3,110,022
Berkshire Hills Bancorp, Inc.	368,604	13,693,639
Bridge Bancorp, Inc.	38,500	1,251,250
Camden National Corp.	94,326	3,961,692
Cathay General Bancorp	442,000	16,552,900
Century Bancorp, Inc. (Class A Stock)	6,900	460,230
Chemical Financial Corp.(a)	70,400	3,392,576
Citizens & Northern Corp.(a)	29,016	669,689
City Holding Co.(a)	2,600	170,638
CNB Financial Corp.	38,399	1,012,198
Community Trust Bancorp, Inc.	106,966	4,620,931

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	13

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Customers Bancorp, Inc.*	347,630	$10,376,756
Enterprise Financial Services Corp.	225,380	8,913,779
FB Financial Corp.*	6,000	206,220
Fidelity Southern Corp.	307,893	6,484,227
Financial Institutions, Inc.	159,528	4,690,123
First Business Financial Services, Inc.	19,000	403,940
First Commonwealth Financial Corp.	132,100	1,721,263
First Community Bancshares, Inc.	60,634	1,650,457
First Financial Bancorp(a)	152,751	3,910,426
First Financial Corp.	106,859	4,920,857
First Interstate BancSystem, Inc. (Class A Stock)	5,500	201,025
First Merchants Corp.	32,607	1,318,627
FNB Corp.	139,800	1,915,260
Franklin Financial Network, Inc.*	12,600	435,330
Great Southern Bancorp, Inc.	92,663	4,813,843
Great Western Bancorp, Inc.	260,800	10,173,808
Hanmi Financial Corp.	198,378	5,683,530
Heartland Financial USA, Inc.	216,950	10,218,345
Hilltop Holdings, Inc.	253,603	6,347,683
Hope Bancorp, Inc.	804,016	14,174,802
Horizon Bancorp	85,054	2,242,874
IBERIABANK Corp.	157,100	12,701,535
International Bancshares Corp.	394,982	13,982,363
Lakeland Bancorp, Inc.	105,927	2,049,687
MainSource Financial Group, Inc.	18,673	652,435
MidWestOne Financial Group, Inc.	10,362	356,660
OFG Bancorp (Puerto Rico)	44,700	449,235
Old National Bancorp	634,343	10,339,791
Opus Bank(a)	8,200	195,160
PacWest Bancorp	10,300	494,606
Peapack Gladstone Financial Corp.	52,779	1,650,399
Prosperity Bancshares, Inc.(a)	67,958	4,356,108
S&T Bancorp, Inc.	170,063	6,441,986
Sandy Spring Bancorp, Inc.	6,100	244,244
Simmons First National Corp. (Class A Stock)	27,700	1,511,035
TCF Financial Corp.	112,900	1,779,304
TriCo Bancshares	111,450	4,112,505
Trustmark Corp.	9,500	303,620
Umpqua Holdings Corp.	906,700	16,810,218
United Community Banks, Inc.	64,400	1,787,744
Valley National Bancorp(a)	89,000	1,057,320
WesBanco, Inc.	174,648	6,676,793

See Notes to Financial Statements.

14

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
West Bancorporation, Inc.	51,759	$1,190,457
Western Alliance Bancorp*	12,900	649,902

		252,299,876

Biotechnology 0.4%
AMAG Pharmaceuticals, Inc.*	114,000	2,240,100
PDL BioPharma, Inc.*	550,300	1,249,181
United Therapeutics Corp.*(a)	16,400	2,105,760

		5,595,041

Building Products 0.3%
Caesarstone Ltd. (Israel)*	23,600	828,360
Continental Building Products, Inc.*	153,300	3,372,600
Ply Gem Holdings, Inc.*	26,800	469,000

		4,669,960

Capital Markets 2.2%
Arlington Asset Investment Corp. (Class A Stock)	111,196	1,434,429
Artisan Partners Asset Management, Inc. (Class A Stock)(a)	8,900	295,925
Greenhill & Co., Inc.(a)	11,700	216,450
INTL FCStone, Inc.*	127,200	4,977,336
Moelis & Co. (Class A Stock)	67,500	2,760,750
OM Asset Management PLC	256,100	3,859,427
Piper Jaffray Cos.	133,683	8,341,819
Stifel Financial Corp.*(a)	172,300	8,761,455
Waddell & Reed Financial, Inc. (Class A Stock)(a)	213,400	4,410,978

		35,058,569

Chemicals 1.8%
A. Schulman, Inc.	79,800	2,098,740
Cabot Corp.	12,100	657,393
FutureFuel Corp.	179,900	2,619,344
Innophos Holdings, Inc.	64,300	2,685,811
Koppers Holdings, Inc.*	93,600	3,397,680
Rayonier Advanced Materials, Inc.	19,200	286,272
Stepan Co.	115,219	9,467,545
Trinseo SA	106,100	7,458,830

		28,671,615

Commercial Services & Supplies 3.0%
ACCO Brands Corp.*	688,841	8,024,997
CECO Environmental Corp.	81,600	788,256

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	15

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
Deluxe Corp.(a)	11,600	$837,520
Ennis, Inc.	420,956	8,103,403
Essendant, Inc.	217,600	2,715,648
Herman Miller, Inc.	339,000	11,415,825
Knoll, Inc.	39,100	756,976
McGrath RentCorp	72,500	2,575,925
Pitney Bowes, Inc.	164,100	2,582,934
Quad/Graphics, Inc.	244,071	5,481,835
Steelcase, Inc. (Class A Stock)	33,100	451,815
Viad Corp.	42,100	2,254,455
VSE Corp.	43,700	2,265,845

		48,255,434

Construction & Engineering 1.7%
AECOM*(a)	181,500	5,789,850
Aegion Corp.*	231,893	5,551,519
Argan, Inc.	193,900	12,496,855
Chicago Bridge & Iron Co. NV(a)	141,700	2,655,458

		26,493,682

Consumer Finance 1.9%
Encore Capital Group, Inc.*(a)	218,291	8,753,469
Enova International, Inc.*	378,205	5,483,972
Nelnet, Inc. (Class A Stock)	204,553	10,041,507
Regional Management Corp.*	72,100	1,729,679
World Acceptance Corp.*(a)	53,700	4,058,109

		30,066,736

Containers & Packaging 0.6%
Bemis Co., Inc.	61,500	2,605,755
Graphic Packaging Holding Co.	64,600	852,074
Owens-Illinois, Inc.*	244,700	5,848,330
Silgan Holdings, Inc.	17,100	518,130

		9,824,289

Diversified Consumer Services 0.2%
Adtalem Global Education, Inc.(a)	86,000	2,795,000
American Public Education, Inc.*	11,600	247,080

		3,042,080

Diversified Financial Services 0.1%
Marlin Business Services Corp.	51,400	1,336,400

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Telecommunication Services 0.7%
Iridium Communications, Inc.*(a)	1,152,998	$11,472,330

Electrical Equipment 0.6%
Generac Holdings, Inc.*	79,500	2,859,615
Regal Beloit Corp.	78,700	6,559,645

		9,419,260

Electronic Equipment, Instruments & Components 3.7%
Anixter International, Inc.*	27,800	2,189,250
Bel Fuse, Inc. (Class B Stock)	30,309	765,302
Benchmark Electronics, Inc.*	123,446	4,153,958
Methode Electronics, Inc.	50,800	2,019,300
Sanmina Corp.*	443,974	15,916,468
ScanSource, Inc.*	166,600	6,597,360
Tech Data Corp.*	125,800	12,881,920
TTM Technologies, Inc.*(a)	817,300	14,204,674

		58,728,232

Energy Equipment & Services 1.3%
Atwood Oceanics, Inc.*	828,200	6,509,652
Diamond Offshore Drilling, Inc.*(a)	484,600	6,018,732
Ensco PLC (Class A Stock)	84,400	446,476
Exterran Corp.*	16,100	445,809
McDermott International, Inc.*(a)	761,500	5,155,355
Rowan Cos. PLC (Class A Stock)*(a)	229,700	2,680,599

		21,256,623

Equity Real Estate Investment Trusts (REITs) 8.9%
Ashford Hospitality Prime, Inc.	326,879	3,386,467
Ashford Hospitality Trust, Inc.(a)	1,676,220	10,543,424
Brixmor Property Group, Inc.	287,000	5,622,330
Care Capital Properties, Inc.	74,800	1,811,656
CBL & Associates Properties, Inc.(a)	179,900	1,581,321
Chatham Lodging Trust(a)	351,900	7,277,292
CorEnergy Infrastructure Trust, Inc.	180,815	6,438,822
DDR Corp.	634,500	6,465,555
First Potomac Realty Trust	140,085	1,559,146
Government Properties Income Trust(a)	140,200	2,485,746
Hersha Hospitality Trust(a)	451,100	8,462,636
Hospitality Properties Trust(a)	212,800	6,183,968
InfraREIT, Inc.	361,300	8,125,637
iStar, Inc.*(a)	95,900	1,146,005

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	17

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Lexington Realty Trust	1,256,277	$12,788,900
New Senior Investment Group, Inc.	352,700	3,664,553
RAIT Financial Trust(a)	336,319	672,638
Ramco-Gershenson Properties Trust	125,600	1,769,704
RLJ Lodging Trust	426,600	9,026,856
Select Income REIT	597,628	14,026,329
Spirit Realty Capital, Inc.	801,200	6,353,516
Washington Prime Group, Inc.(a)	713,600	6,436,672
Xenia Hotels & Resorts, Inc.	717,400	14,577,568

		140,406,741

Food & Staples Retailing 1.2%
Ingles Markets, Inc. (Class A Stock)	186,605	5,504,847
SpartanNash Co.	362,590	10,058,247
United Natural Foods, Inc.*(a)	97,500	3,756,675

		19,319,769

Food Products 1.6%
Darling Ingredients, Inc.*	321,500	5,230,805
Fresh Del Monte Produce, Inc.	194,661	10,019,202
Omega Protein Corp.	111,300	1,780,800
Sanderson Farms, Inc.(a)	61,400	8,028,050

		25,058,857

Gas Utilities 0.2%
National Fuel Gas Co.(a)	59,800	3,540,758

Health Care Providers & Services 1.9%
Brookdale Senior Living, Inc.*	368,800	5,236,960
HealthSouth Corp.	239,100	10,176,096
Kindred Healthcare, Inc.	611,600	5,473,820
LifePoint Health, Inc.*(a)	79,200	4,704,480
Select Medical Holdings Corp.*	306,385	4,963,437

		30,554,793

Hotels, Restaurants & Leisure 1.0%
Bloomin’ Brands, Inc.(a)	343,600	5,988,948
Brinker International, Inc.	39,800	1,411,706
Fiesta Restaurant Group, Inc.*(a)	34,600	581,280
Penn National Gaming, Inc.*	252,600	5,092,416
Speedway Motorsports, Inc.	91,990	1,955,707

		15,030,057

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 3.2%
Helen of Troy Ltd.*	111,700	$11,253,775
KB Home(a)	608,100	13,937,652
La-Z-Boy, Inc.	64,000	2,163,200
MDC Holdings, Inc.	295,800	10,142,982
Taylor Morrison Home Corp. (Class A Stock)*	550,900	12,461,358

		49,958,967

Independent Power & Renewable Electricity Producers 0.8%
NRG Yield, Inc. (Class C Stock)	718,000	13,354,800

Insurance 4.6%
Ambac Financial Group, Inc.*	71,500	1,460,745
American Equity Investment Life Holding Co.(a)	497,177	13,314,400
Argo Group International Holdings Ltd.	178,481	10,699,936
CNO Financial Group, Inc.	645,800	14,775,904
EMC Insurance Group, Inc.	52,850	1,463,945
Employers Holdings, Inc.	277,698	12,038,208
Enstar Group Ltd. (Bermuda)*	8,900	1,803,140
FBL Financial Group, Inc. (Class A Stock)	83,468	5,667,477
Heritage Insurance Holdings, Inc.(a)	100,100	1,262,261
Independence Holding Co.	4,200	93,240
National General Holdings Corp.	93,500	1,983,135
National Western Life Group, Inc. (Class A Stock)	13,400	4,510,306
Selective Insurance Group, Inc.	53,567	2,713,169
United Insurance Holdings Corp.(a)	39,280	626,909

		72,412,775

IT Services 1.0%
Convergys Corp.	101,731	2,438,492
CSRA, Inc.	178,800	5,830,668
EVERTEC, Inc. (Puerto Rico)	97,700	1,743,945
Travelport Worldwide Ltd.	410,100	5,864,430

		15,877,535

Leisure Products 0.0%
Malibu Boats, Inc. (Class A Stock)*(a)	11,200	320,432

Machinery 2.2%
Columbus McKinnon Corp.	62,500	1,612,500
Douglas Dynamics, Inc.	24,001	763,232
Global Brass & Copper Holdings, Inc.	206,876	6,630,376
Greenbrier Cos., Inc. (The)(a)	257,700	11,596,500

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	19

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Meritor, Inc.*	102,500	$1,771,200
TriMas Corp.*	73,700	1,794,595
Wabash National Corp.(a)	572,297	10,919,426

		35,087,829

Marine 0.2%
Costamare, Inc. (Monaco)(a)	326,900	2,101,967
Matson, Inc.	50,200	1,415,640

		3,517,607

Media 1.5%
Entercom Communications Corp. (Class A Stock)(a)	102,682	1,011,418
Gannett Co., Inc.(a)	691,500	6,202,755
Gray Television, Inc.*	167,100	2,489,790
Meredith Corp.(a)	170,300	10,124,335
Saga Communications, Inc. (Class A Stock)	8,310	322,843
Time, Inc.	306,600	4,307,730

		24,458,871

Metals & Mining 1.8%
Handy & Harman Ltd.*	46,093	1,525,678
Kaiser Aluminum Corp.	23,000	2,237,670
Reliance Steel & Aluminum Co.	40,900	2,959,524
Schnitzer Steel Industries, Inc. (Class A Stock)	189,700	4,894,260
SunCoke Energy, Inc.*	51,800	463,610
Tahoe Resources, Inc.	676,200	3,698,814
Worthington Industries, Inc.	236,415	11,979,148

		27,758,704

Mortgage Real Estate Investment Trusts (REITs) 4.1%
AG Mortgage Investment Trust, Inc.	329,181	6,060,222
Anworth Mortgage Asset Corp.	75,700	455,714
Apollo Commercial Real Estate Finance, Inc.(a)	276,483	4,984,989
ARMOUR Residential REIT, Inc.	257,100	6,494,346
Capstead Mortgage Corp.	610,092	5,966,700
Cherry Hill Mortgage Investment Corp.	14,900	285,931
CYS Investments, Inc.	832,609	7,085,503
Dynex Capital, Inc.	680,806	4,704,370
Ellington Residential Mortgage REIT	13,200	195,756
Invesco Mortgage Capital, Inc.	512,726	8,526,633
Ladder Capital Corp.	132,290	1,740,936
MTGE Investment Corp.	371,737	6,914,308

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
New York Mortgage Trust, Inc.(a)	154,000	$973,280
Redwood Trust, Inc.	418,100	7,220,587
Western Asset Mortgage Capital Corp.	396,600	4,120,674

		65,729,949

Multi-Utilities 0.0%
NorthWestern Corp.(a)	12,000	693,480

Multiline Retail 0.3%
Big Lots, Inc.(a)	97,900	4,862,693

Oil, Gas & Consumable Fuels 2.3%
Adams Resources & Energy, Inc.	19,378	736,170
Carrizo Oil & Gas, Inc.*(a)	370,500	5,839,080
DHT Holdings, Inc.	959,800	3,992,768
Gulfport Energy Corp.*	441,600	5,572,992
Halcon Resources Corp.*	90,600	594,336
Laredo Petroleum, Inc.*(a)	291,900	3,783,024
Newfield Exploration Co.*(a)	221,600	6,366,568
REX American Resources Corp.*	19,700	1,969,606
Scorpio Tankers, Inc. (Monaco)(a)	369,800	1,371,958
Ship Finance International Ltd. (Norway)(a)	452,669	6,156,299
Teekay Tankers Ltd. (Bermuda) (Class A Stock)(a)	374,100	673,380

		37,056,181

Paper & Forest Products 1.4%
Clearwater Paper Corp.*	47,500	2,334,625
Domtar Corp.	103,400	4,038,804
Louisiana-Pacific Corp.*	168,700	4,236,057
P.H. Glatfelter Co.	156,300	3,199,461
Schweitzer-Mauduit International, Inc.	204,343	7,850,858

		21,659,805

Pharmaceuticals 0.0%
Lannett Co., Inc.*(a)	18,300	372,405

Professional Services 0.9%
Barrett Business Services, Inc.	27,200	1,496,816
FTI Consulting, Inc.*	64,300	2,109,683
Huron Consulting Group, Inc.*	34,600	1,228,300
ICF International, Inc.*	22,400	1,013,600
Navigant Consulting, Inc.*	10,700	181,151

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	21

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Professional Services (cont’d.)
TrueBlue, Inc.*	324,500	$8,290,975

		14,320,525

Real Estate Management & Development 0.5%
HFF, Inc. (Class A Stock)(a)	43,600	1,600,992
Jones Lang LaSalle, Inc.	47,500	6,042,950

		7,643,942

Road & Rail 0.3%
ArcBest Corp.	13,700	380,860
Roadrunner Transportation Systems, Inc.*	191,000	1,333,180
Ryder System, Inc.	34,600	2,517,496

		4,231,536

Semiconductors & Semiconductor Equipment 1.0%
Amkor Technology, Inc.*(a)	626,761	6,499,512
Cirrus Logic, Inc.*	158,600	9,744,384

		16,243,896

Specialty Retail 5.9%
Aaron’s, Inc.(a)	224,600	10,394,488
American Eagle Outfitters, Inc.	304,200	3,601,728
Asbury Automotive Group, Inc.*	54,400	2,937,600
Ascena Retail Group, Inc.*(a)	1,074,800	2,515,032
Big 5 Sporting Goods Corp.(a)	150,900	1,622,175
Caleres, Inc.	201,300	5,491,464
Cato Corp. (The) (Class A Stock)(a)	68,522	1,165,559
Chico’s FAS, Inc.(a)	414,200	3,789,930
Children’s Place, Inc. (The)(a)	46,700	4,933,855
DSW, Inc. (Class A Stock)	392,600	7,082,504
Express, Inc.*	717,600	4,348,656
Finish Line, Inc. (The) (Class A Stock)(a)	380,300	5,232,928
Francesca’s Holdings Corp.*	132,800	1,292,144
Genesco, Inc.*	131,900	4,233,990
Group 1 Automotive, Inc.(a)	99,100	5,901,405
Haverty Furniture Cos., Inc.	41,500	923,375
Office Depot, Inc.	1,833,200	10,760,884
Party City Holdco, Inc.*(a)	54,900	765,855
Pier 1 Imports, Inc.(a)	266,800	1,229,948
Select Comfort Corp.*(a)	69,000	2,332,890
Shoe Carnival, Inc.	132,658	2,422,335
Sonic Automotive, Inc. (Class A Stock)(a)	261,100	4,738,965

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Tailored Brands, Inc.(a)	201,300	$2,524,302
Tilly’s, Inc. (Class A Stock)	98,000	978,040
Vitamin Shoppe, Inc.*	82,900	911,900
Zumiez, Inc.*	165,800	2,105,660

		94,237,612

Technology Hardware, Storage & Peripherals 0.1%
NCR Corp.*	18,500	700,225

Textiles, Apparel & Luxury Goods 1.8%
Deckers Outdoor Corp.*	36,200	2,347,932
Fossil Group, Inc.*	284,600	3,201,750
Iconix Brand Group, Inc.*(a)	504,100	3,362,347
Movado Group, Inc.	153,900	3,785,940
Oxford Industries, Inc.	29,700	1,874,961
Perry Ellis International, Inc.*	110,600	2,172,184
Unifi, Inc.*	60,900	1,995,084
Wolverine World Wide, Inc.(a)	336,500	9,489,300

		28,229,498

Thrifts & Mortgage Finance 6.9%
Dime Community Bancshares, Inc.	423,283	8,804,287
Essent Group Ltd.*	153,000	5,878,260
Federal Agricultural Mortgage Corp. (Class C Stock)	109,162	7,484,147
First Defiance Financial Corp.	102,672	5,313,276
Flagstar Bancorp, Inc.*	77,600	2,526,656
HomeStreet, Inc.*	43,700	1,147,125
MGIC Investment Corp.*	1,472,500	17,184,075
Oritani Financial Corp.	205,182	3,406,021
PennyMac Financial Services, Inc. (Class A Stock)*	39,915	694,521
Provident Financial Services, Inc.	305,420	8,099,738
Radian Group, Inc.	879,166	15,315,072
TrustCo Bank Corp.	116,141	963,970
United Financial Bancorp, Inc.	204,700	3,703,023
Walker & Dunlop, Inc.*	215,921	10,850,030
Washington Federal, Inc.(a)	523,504	17,511,209

		108,881,410

Tobacco 0.5%
Universal Corp.	119,200	7,622,840

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	23

Schedule of Investments (continued)

as of July 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors 2.4%
Air Lease Corp.(a)	48,300	$1,911,714
Aircastle Ltd.	629,553	14,819,678
CAI International, Inc.*	187,306	4,913,036
GATX Corp.	163,747	10,124,477
H&E Equipment Services, Inc.	94,900	2,141,893
Rush Enterprises, Inc. (Class A Stock)*	56,100	2,419,593
WESCO International, Inc.*	24,400	1,250,500

		37,580,891

TOTAL COMMON STOCKS (cost $1,396,037,348)		1,569,243,559

UNAFFILIATED EXCHANGE TRADED FUND 0.6%
iShares Russell 2000 Value ETF (cost $8,882,276)	78,739	9,377,815

TOTAL LONG-TERM INVESTMENTS (cost $1,404,919,624)		1,578,621,374

SHORT-TERM INVESTMENTS 9.7%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	7,537,319	7,537,319
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $146,625,419; includes $146,468,482 of cash collateral for securities on loan)(b)(w)	146,616,020	146,630,682

TOTAL SHORT-TERM INVESTMENTS (cost $154,162,738)		154,168,001

TOTAL INVESTMENTS 109.2% (cost $1,559,082,362)		1,732,789,375
Liabilities in excess of other assets (9.2)%		(146,025,779)

NET ASSETS 100.0%		$1,586,763,596

The following abbreviations are used in the annual report:

ETF—Exchange Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $142,846,175; cash collateral of $146,468,482 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 -Prudential Core Ultra Short Bond Fund and the Prudential Institutional Money Market Fund.

See Notes to Financial Statements.

24

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$13,171,476	$—	$—
Air Freight & Logistics	11,388,643	—	—
Airlines	22,544,082	—	—
Auto Components	49,223,848	—	—
Banks	252,299,876	—	—
Biotechnology	5,595,041	—	—
Building Products	4,669,960	—	—
Capital Markets	35,058,569	—	—
Chemicals	28,671,615	—	—
Commercial Services & Supplies	48,255,434	—	—
Construction & Engineering	26,493,682	—	—
Consumer Finance	30,066,736	—	—
Containers & Packaging	9,824,289	—	—
Diversified Consumer Services	3,042,080	—	—
Diversified Financial Services	1,336,400	—	—
Diversified Telecommunication Services	11,472,330	—	—
Electrical Equipment	9,419,260	—	—
Electronic Equipment, Instruments & Components	58,728,232	—	—
Energy Equipment & Services	21,256,623	—	—
Equity Real Estate Investment Trusts (REITs)	140,406,741	—	—
Food & Staples Retailing	19,319,769	—	—
Food Products	25,058,857	—	—
Gas Utilities	3,540,758	—	—
Health Care Providers & Services	30,554,793	—	—
Hotels, Restaurants & Leisure	15,030,057	—	—
Household Durables	49,958,967	—	—
Independent Power & Renewable Electricity Producers	13,354,800	—	—

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	25

Schedule of Investments (continued)

as of July 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Insurance	72,412,775	—	—
IT Services	15,877,535	—	—
Leisure Products	320,432	—	—
Machinery	35,087,829	—	—
Marine	3,517,607	—	—
Media	24,458,871	—	—
Metals & Mining	27,758,704	—	—
Mortgage Real Estate Investment Trusts (REITs)	65,729,949	—	—
Multi-Utilities	693,480	—	—
Multiline Retail	4,862,693	—	—
Oil, Gas & Consumable Fuels	37,056,181	—	—
Paper & Forest Products	21,659,805	—	—
Pharmaceuticals	372,405	—	—
Professional Services	14,320,525	—	—
Real Estate Management & Development	7,643,942	—	—
Road & Rail	4,231,536	—	—
Semiconductors & Semiconductor Equipment	16,243,896	—	—
Specialty Retail	94,237,612	—	—
Technology Hardware, Storage & Peripherals	700,225	—	—
Textiles, Apparel & Luxury Goods	28,229,498	—	—
Thrifts & Mortgage Finance	108,881,410	—	—
Tobacco	7,622,840	—	—
Trading Companies & Distributors	37,580,891	—	—
Unaffiliated Exchange Traded Fund	9,377,815	—	—
Affiliated Mutual Funds	154,168,001	—	—

Total	$1,732,789,375	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

Banks	15.9%
Affiliated Mutual Funds (including 9.2% of collateral for securities on loan)	9.7
Equity Real Estate Investment Trusts (REITs)	8.9
Thrifts & Mortgage Finance	6.9
Specialty Retail	5.9
Insurance	4.6
Mortgage Real Estate Investment Trusts (REITs)	4.1
Electronic Equipment, Instruments & Components	3.7
Household Durables	3.2%
Auto Components	3.1
Commercial Services & Supplies	3.0
Trading Companies & Distributors	2.4
Oil, Gas & Consumable Fuels	2.3
Machinery	2.2
Capital Markets	2.2
Health Care Providers & Services	1.9
Consumer Finance	1.9

See Notes to Financial Statements.

26

Industry Classification (cont’d.)

Chemicals	1.8%
Textiles, Apparel & Luxury Goods	1.8
Metals & Mining	1.8
Construction & Engineering	1.7
Food Products	1.6
Media	1.5
Airlines	1.4
Paper & Forest Products	1.4
Energy Equipment & Services	1.3
Food & Staples Retailing	1.2
Semiconductors & Semiconductor Equipment	1.0
IT Services	1.0
Hotels, Restaurants & Leisure	1.0
Professional Services	0.9
Independent Power & Renewable Electricity Producers	0.8
Aerospace & Defense	0.8
Diversified Telecommunication Services	0.7
Air Freight & Logistics	0.7
Containers & Packaging	0.6
Electrical Equipment	0.6%
Unaffiliated Exchange Traded Fund	0.6
Real Estate Management & Development	0.5
Tobacco	0.5
Biotechnology	0.4
Multiline Retail	0.3
Building Products	0.3
Road & Rail	0.3
Gas Utilities	0.2
Marine	0.2
Diversified Consumer Services	0.2
Diversified Financial Services	0.1
Technology Hardware, Storage & Peripherals	0.1
Multi-Utilities	0.0 *
Pharmaceuticals	0.0 *
Leisure Products	0.0 *

109.2
Liabilities in excess of other assets	(9.2)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received(2)	Net Amount
Securities on Loan	$142,846,175	$(142,846,175)	$—

(1)	Amount represents market value.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	27

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value, including securities on loan of $142,846,175:
Unaffiliated investments (cost $1,404,919,624)	$1,578,621,374
Affiliated investments (cost $154,162,738)	154,168,001
Cash	34,417
Receivable for investments sold	1,453,072
Dividends and interest receivable	1,391,897
Receivable for Fund shares sold	1,307,215

Total assets	1,736,975,976

Liabilities
Payable to broker for collateral for securities on loan	146,468,482
Payable for Fund shares reacquired	2,201,555
Management fee payable	797,441
Accrued expenses and other liabilities	530,895
Distribution fee payable	131,352
Affiliated transfer agent fee payable	82,342
Deferred trustees’ fees	313

Total liabilities	150,212,380

Net Assets	$1,586,763,596

Net assets were comprised of:
Shares of beneficial interest, at par	$74,513
Paid-in capital in excess of par	1,256,536,361

1,256,610,874
Undistributed net investment income	9,003,992
Accumulated net realized gain on investment transactions	147,441,717
Net unrealized appreciation on investments	173,707,013

Net assets, July 31, 2017	$1,586,763,596

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share, ($132,512,016 ÷ 6,214,067 shares of beneficial interest issued and outstanding)	$21.32
Maximum sales charge (5.50% of offering price)	1.24

Maximum offering price to public	$22.56

Class C
Net asset value, offering price and redemption price per share, ($40,476,101 ÷ 1,898,373 shares of beneficial interest issued and outstanding)	$21.32

Class Q
Net asset value, offering price and redemption price per share, ($268,695,408 ÷ 12,592,236 shares of beneficial interest issued and outstanding)	$21.34

Class R
Net asset value, offering price and redemption price per share, ($164,018,807 ÷ 7,786,756 shares of beneficial interest issued and outstanding)	$21.06

Class Z
Net asset value, offering price and redemption price per share ($981,061,264 ÷ 46,021,591 shares of beneficial interest issued and outstanding)	$21.32

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	29

Statement of Operations

Year Ended July 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $13,956)	$32,808,170
Income from securities lending, net (including affiliated income of $200,972)	1,240,276
Affiliated dividend income	65,912

Total income	34,114,358

Expenses
Management fee	9,212,218
Distribution fee—Class A	389,706
Distribution fee—Class C	417,446
Distribution fee—Class R	1,194,299
Transfer agent’s fees and expenses (including affiliated expense of $449,700)	1,075,000
Custodian and accounting fees	237,000
Registration fees	75,000
Shareholders’ reports	70,000
Trustees’ fees	31,000
Audit fee	31,000
Legal fees and expenses	28,000
Commitment fee on syndicated credit agreement	18,000
Insurance expenses	16,000
Loan interest expense	12,504
Miscellaneous	17,657

Total expenses	12,824,830
Less: Management fee waiver and/or expense reimbursement	(127,161)
Less: Distribution fee waiver—Class A	(64,951)
Less: Distribution fee waiver—Class R	(398,100)

Net expenses	12,234,618

Net investment income (loss)	21,879,740

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of ($2,521))	154,517,095
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $5,263)	84,388,989

Net gain (loss) on investment transactions	238,906,084

Net Increase (Decrease) In Net Assets Resulting From Operations	$260,785,824

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

	Year Ended July 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,879,740	$23,726,513
Net realized gain (loss) on investment transactions	154,517,095	8,321,644
Net change in unrealized appreciation (depreciation) on investments	84,388,989	7,883,566

Net increase (decrease) in net assets resulting from operations	260,785,824	39,931,723

Dividends and Distributions
Dividends from net investment income
Class A	(1,874,765)	(2,926,298)
Class C	(358,790)	(483,294)
Class Q	(4,591,944)	(5,241,621)
Class R	(2,094,395)	(3,055,711)
Class Z	(15,379,742)	(20,380,961)

	(24,299,636)	(32,087,885)

Distributions from net realized gains
Class A	(336,195)	(36,197,413)
Class C	(117,214)	(8,998,775)
Class Q	(692,119)	(55,747,928)
Class R	(438,847)	(42,286,390)
Class Z	(2,399,788)	(224,305,821)

	(3,984,163)	(367,536,327)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	447,840,846	430,078,458
Net asset value of shares issued in reinvestment of dividends and distributions	28,084,999	395,531,945
Cost of shares reacquired	(482,265,511)	(629,072,353)

Net increase (decrease) in net assets from Fund share transactions	(6,339,666)	196,538,050

Total increase (decrease)	226,162,359	(163,154,439)

Net Assets:
Beginning of year	1,360,601,237	1,523,755,676

End of year(a)	$1,586,763,596	$1,360,601,237

(a) Includes undistributed net investment income of:	$9,003,992	$9,371,626

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	31

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of four series: Prudential Corporate Bond Fund, Prudential Core Bond Fund, Target International Equity Portfolio and Prudential QMA Small-Cap Value Fund. These financial statements relate to Prudential QMA Small-Cap Value Fund (the “Fund”). The financial statements of the other series are not presented herein.

The investment objective of the Fund is above average capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

32

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course

Prudential QMA Small-Cap Value Fund	33

Notes to Financial Statements (continued)

of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

34

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to one or more banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk—Counterparty Risk: For the one year period beginning July 25, 2017 through July 24, 2018, the Fund entered into an exclusive securities lending arrangement with a single counterparty (ie the borrower) as the sole counterparty to the Fund’s portfolio for its securities lending activity. If the borrower defaults, the loaned securities may fail to be returned to the Fund. However, this risk is mitigated since the market value of the securities on loan are fully collateralized. Furthermore, the Fund’s securities lending agent indemnified the Fund against default by the borrower.

Equity Real Estate Investment Trusts (REITs): The Fund invests in Equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from Equity REITs during the

Prudential QMA Small-Cap Value Fund	35

Notes to Financial Statements (continued)

period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material these estimates are adjusted periodically when the actual source of distributions is disclosed by the Equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

36

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of .60% of the Fund’s average daily net assets up to $2 billion and .575% of the Fund’s average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursement was .60% for the year ended July 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement, was .59%.

PGIM entered into a contractual agreement that would waive fees in an amount up to .01% of the Fund’s average daily net assets through November 30, 2018, to the extent that Fund’s net annual operating expenses and acquired fund fees and expenses (exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses) exceed .68% of the Fund’s average daily net assets on an annualized basis.

Prudential QMA Small-Cap Value Fund	37

Notes to Financial Statements (continued)

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Class A, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, and .75% of the average daily net assets of the Class A, C and R shares, respectively. PIMS has contractually agreed through November 30, 2018 to reduce such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it received $173,154 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2017. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2017, it received $208 and $971 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM, Inc., PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the period ended July 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential

38

Institutional Money Market Fund (the “Money Market Fund”), each a series of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended July 31, 2017, PGIM, Inc. was compensated $172,113 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended July 31, 2017, were $1,448,250,159 and $1,472,822,493 respectively.

5. Distributions and Tax Information

The Fund has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the tax year ended October 31, 2016, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $2,052,262 due to reclassification of distributions and other book to tax differences. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

The tax character of distributions paid during the tax year ended October 31, 2016 were $51,248,554 of ordinary income and $348,375,656 of long-term capital gains. The tax character of distributions paid during the tax year ended October 31, 2015 were $30,506,983 of ordinary income and $181,680,298 of long-term capital gains.

As of the latest tax year ended October 31, 2016, the accumulated undistributed earnings on a tax basis was $21,926,948 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2017 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$1,567,140,628	$254,424,430	$(88,775,683)	$165,648,747

Prudential QMA Small-Cap Value Fund	39

Notes to Financial Statements (continued)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% on sales of shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

At reporting period end, four shareholders of record held 47% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 9% were held by an affiliate of Prudential.

40

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2017:
Shares sold	1,045,987	$21,956,239
Shares issued in reinvestment of dividends and distributions	97,123	2,122,116
Shares reacquired	(1,355,866)	(27,710,814)

Net increase (decrease) in shares outstanding before conversion	(212,756)	(3,632,459)
Shares issued upon conversion from other share class(es)	102,329	2,130,933
Shares reacquired upon conversion into other share class(es)	(119,721)	(2,567,682)

Net increase (decrease) in shares outstanding	(230,148)	$(4,069,208)

Year ended July 31, 2016:
Shares sold	741,128	$14,557,674
Shares issued in reinvestment of dividends and distributions	2,282,974	37,577,751
Shares reacquired†	(2,061,116)	(37,860,684)

Net increase (decrease) in shares outstanding before conversion	962,986	14,274,741
Shares issued upon conversion from other share class(es)	221	3,893
Shares reacquired upon conversion into other share class(es)	(27,001)	(568,847)

Net increase (decrease) in shares outstanding	936,206	$13,709,787

Class C
Year ended July 31, 2017:
Shares sold	923,353	$18,051,418
Shares issued in reinvestment of dividends and distributions	20,007	439,154
Shares reacquired	(563,729)	(11,832,910)

Net increase (decrease) in shares outstanding before conversion	379,631	6,657,662
Shares reacquired upon conversion into other share class(es)	(145,662)	(3,049,402)

Net increase (decrease) in shares outstanding	233,969	$3,608,260

Year ended July 31, 2016:
Shares sold	127,743	$2,219,705
Shares issued in reinvestment of dividends and distributions	506,460	8,386,969
Shares reacquired†	(366,450)	(6,682,184)

Net increase (decrease) in shares outstanding before conversion	267,753	3,924,490
Shares reacquired upon conversion into other share class(es)	(4,483)	(81,931)

Net increase (decrease) in shares outstanding	263,270	$3,842,559

Prudential QMA Small-Cap Value Fund	41

Notes to Financial Statements (continued)

Class Q	Shares	Amount
Year ended July 31, 2017:
Shares sold	3,800,437	$78,935,339
Shares issued in reinvestment of dividends and distributions	241,197	5,262,925
Shares reacquired	(4,219,698)	(88,384,325)

Net increase (decrease) in shares outstanding before conversion	(178,064)	(4,186,061)
Shares issued upon conversion from other share class(es)	2,269	48,884

Net increase (decrease) in shares outstanding	(175,795)	$(4,137,177)

Year ended July 31, 2016:
Shares sold	6,022,597	$124,733,146
Shares issued in reinvestment of dividends and distributions	3,710,452	60,962,725
Shares reacquired†	(2,298,834)	(41,757,071)

Net increase (decrease) in shares outstanding before conversion	7,434,215	143,938,800
Shares issued upon conversion from other share class(es)	527,433	12,392,432

Net increase (decrease) in shares outstanding	7,961,648	$156,331,232

Class R
Year ended July 31, 2017:
Shares sold	2,303,406	$47,413,620
Shares issued in reinvestment of dividends and distributions	117,171	2,533,242
Shares reacquired	(3,113,826)	(64,071,727)

Net increase (decrease) in shares outstanding	(693,249)	$(14,124,865)

Year ended July 31, 2016:
Shares sold	2,053,824	$39,349,205
Shares issued in reinvestment of dividends and distributions	2,781,724	45,342,101
Shares reacquired†	(2,377,876)	(43,278,167)

Net increase (decrease) in shares outstanding	2,457,672	$41,413,139

42

Class Z	Shares	Amount
Year ended July 31, 2017:
Shares sold	13,360,300	$281,484,230
Shares issued in reinvestment of dividends and distributions	812,818	17,727,562
Shares reacquired	(14,028,222)	(290,265,735)

Net increase (decrease) in shares outstanding before conversion	144,896	8,946,057
Shares issued upon conversion from other share class(es)	162,008	3,454,904
Shares reacquired upon conversion into other share class(es)	(828)	(17,637)

Net increase (decrease) in shares outstanding	306,076	$12,383,324

Year ended July 31, 2016:
Shares sold	13,871,631	$249,218,728
Shares issued in reinvestment of dividends and distributions	14,815,006	243,262,399
Shares reacquired	(25,215,261)	(499,494,247)

Net increase (decrease) in shares outstanding before conversion	3,471,376	(7,013,120)
Shares issued upon conversion from other share class(es)	31,376	648,773
Shares reacquired upon conversion into other share class(es)	(527,962)	(12,394,320)

Net increase (decrease) in shares outstanding	2,974,790	$(18,758,667)

†	Includes affiliated redemption of 422 shares with a value of $10,354 for Class A shares, 379 shares with a value of $9,291 for Class C shares, 839 shares with a value of $20,642 for Class Q shares, and 206 shares with a value of $5,013 for Class R shares.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under the SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of the portfolios. Consequently, the portfolios may be more likely to utilize the SCA for purposes of funding redemptions.

It may be possible for those portfolios to fully exhaust the committed amount of the

SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2017. The average daily balance for the 32 days that the Fund had loans outstanding during the period was $6,485,625,

Prudential QMA Small-Cap Value Fund	43

Notes to Financial Statements (continued)

borrowed at a weighted average interest rate of 2.17%. The maximum loan balance outstanding during the period was $31,671,000. At July 31, 2017, the Fund did not have an outstanding loan balance.

8. Recent Accounting Pronouncements and Reporting Updates

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures.

9. Other

At the Trust’s Board meeting in March 2017, the Board of Trustees approved a change in the methodology of allocating certain expenses, like Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective August 1, 2017.

44

Financial Highlights

Class A Shares
	Year Ended July 31,			February 14, 2014(d) through July 31,
	2017	2016	2015	2014(g)
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.16	$25.21	$26.70	$26.26
Income (loss) from investment operations:
Net investment income (loss)	.26	.32	.46	.09
Net realized and unrealized gain (loss) on investments	3.25	(.07)	.78	.35
Total from investment operations	3.51	.25	1.24	.44
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.55)	(.19)	-
Distributions from net realized gains	(.05)	(6.75)	(2.54)	-
Total dividends and distributions	(.35)	(7.30)	(2.73)	-
Net asset value, end of period	$21.32	$18.16	$25.21	$26.70
Total Return(a):	19.29%	3.98%	4.53%	1.68%

Ratios/Supplemental Data:
Net assets, end of period (000)	$132,512	$116,997	$138,855	$13
Average net assets (000)	$129,902	$121,788	$16,282	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.96%	.98%	1.14%	.93%	(e)
Expenses before waivers and/or expense reimbursement	1.02%	1.04%	1.20%	.98%	(e)
Net investment income (loss)	1.27%	1.67%	1.76%	.74%	(e)
Portfolio turnover rate	95%	72%	111%	42%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.
(g)	For the period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	45

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,		June 19, 2015(d) through July 31,
	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.18	$25.19	$26.36
Income (loss) from investment operations:
Net investment income (loss)	.10	.17	.02
Net realized and unrealized gain (loss) on investments	3.26	(.06)	(1.19)
Total from investment operations	3.36	.11	(1.17)
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.37)	-
Distributions from net realized gains	(.05)	(6.75)	-
Total dividends and distributions	(.22)	(7.12)	-
Net asset value, end of period	$21.32	$18.18	$25.19
Total Return(a):	18.43%	3.19%	(4.44)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$40,476	$30,257	$35,293
Average net assets (000)	$41,745	$30,498	$33,702
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.71%	1.73%	1.90%	(e)
Expenses before waivers and/or expense reimbursement	1.72%	1.74%	1.91%	(e)
Net investment income (loss)	.49%	.92%	.75%	(e)
Portfolio turnover rate	95%	72%	111%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

46

Class Q Shares
	Year Ended July 31,		September 25, 2014(d) through July 31,
	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.15	$25.23	$26.68
Income (loss) from investment operations:
Net investment income (loss)	.32	.36	.36
Net realized and unrealized gain (loss) on investments	3.28	(.05)	1.01
Total from investment operations	3.60	.31	1.37
Less Dividends and Distributions:
Dividends from net investment income	(.36)	(.64)	(.28)
Distributions from net realized gains	(.05)	(6.75)	(2.54)
Total dividends and distributions	(.41)	(7.39)	(2.82)
Net asset value, end of period	$21.34	$18.15	$25.23
Total Return(a):	19.77%	4.29%	5.04%

Ratios/Supplemental Data:
Net assets, end of period (000)	$268,695	$231,801	$121,283
Average net assets (000)	$263,763	$187,644	$36,516
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.64%	.66%	.70%	(e)
Expenses before waivers and/or expense reimbursement	.64%	.66%	.70%	(e)
Net investment income (loss)	1.58%	1.96%	1.67%	(e)
Portfolio turnover rate	95%	72%	111%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	47

Financial Highlights (continued)

Class R Shares
	Year Ended July 31,			Nine Months Ended July 31,		Year Ended October 31,
	2017	2016	2015	2014(f)		2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.95	$25.00	$26.51	$27.48		$21.21	$20.17
Income (loss) from investment operations:
Net investment income (loss)	.21	.26	.26	.11		.20	.19
Net realized and unrealized gain (loss) on investments	3.21	(.07)	.91	.98		6.87	1.65
Total from investment operations	3.42	.19	1.17	1.09		7.07	1.84
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.49)	(.14)	(.15)		(.19)	(.14)
Distributions from net realized gains	(.05)	(6.75)	(2.54)	(1.91)		(.61)	(.66)
Total dividends and distributions	(.31)	(7.24)	(2.68)	(2.06)		(.80)	(.80)
Net asset value, end of period	$21.06	$17.95	$25.00	$26.51		$27.48	$21.21
Total Return(a):	19.00%	3.70%	4.29%	4.17%		34.55%	9.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$164,019	$152,186	$150,536	$143,655		$119,047	$84,483
Average net assets (000)	$159,240	$145,703	$152,743	$134,383		$99,668	$76,205
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.21%	1.23%	1.22%	1.18%	(d)	1.17%	1.18%
Expenses before waivers and/or expense reimbursement	1.47%	1.49%	1.48%	1.43%	(d)	1.42%	1.43%
Net investment income (loss)	1.03%	1.42%	.99%	.54%	(d)	.83%	.92%
Portfolio turnover rate	95%	72%	111%	42%	(e)	40%	37%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended July 31,			Nine Months Ended July 31,		Year Ended October 31,
	2017	2016	2015(g)	2014(f)		2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$18.14	$25.22	$26.73	$27.71		$21.39	$20.33
Income (loss) from investment operations:
Net investment income (loss)	.31	.37	.39	.21		.32	.29
Net realized and unrealized gain (loss) on investments	3.27	(.08)	.92	1.00		6.91	1.67
Total from investment operations	3.58	.29	1.31	1.21		7.23	1.96
Less Dividends and Distributions:
Dividends from net investment income	(.35)	(.62)	(.28)	(.28)		(.30)	(.24)
Distributions from net realized gains	(.05)	(6.75)	(2.54)	(1.91)		(.61)	(.66)
Total dividends and distributions	(.40)	(7.37)	(2.82)	(2.19)		(.91)	(.90)
Net asset value, end of period	$21.32	$18.14	$25.22	$26.73		$27.71	$21.39
Total Return(a):	19.66%	4.20%	4.79%	4.60%		35.16%	10.11%

Ratios/Supplemental Data:
Net assets, end of period (000)	$981,061	$829,360	$1,077,790	$1,781,471		$1,622,779	$1,079,475
Average net assets (000)	$940,720	$811,529	$1,828,713	$1,782,968		$1,342,995	$1,000,086
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.71%	.73%	.72%	.68%	(d)	.67%	.68%
Expenses before waivers and/or expense reimbursement	.72%	.74%	.72%	.68%	(d)	.67%	.68%
Net investment income (loss)	1.51%	1.93%	1.48%	1.05%	(d)	1.32%	1.42%
Portfolio turnover rate	95%	72%	111%	42%	(e)	40%	37%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(g)	Class T shares were renamed Class Z shares effective June 19, 2015.

See Notes to Financial Statements.

Prudential QMA Small-Cap Value Fund	49

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Small-Cap Value Fund (the “Fund”), a series of Target Portfolio Trust, including the portfolio of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods ended in the five -year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 18, 2017

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 87	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Small-Cap Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (56)± Board Member Portfolios Overseen: 87	Retired; Formerly President (2005–2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer–Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016)
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 87	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006)	Independent Director, Corporate Capital Trust (since April 2017) (a business development company)
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 87	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential QMA Small-Cap Value Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows: Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential QMA Small-Cap Value Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Small-Cap Value Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	Prudential QMA Small-Cap Value Fund is a series of The Target Portfolio Trust.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the approval of the Fund’s advisory agreements.

Prudential QMA Small-Cap Value Fund

Approval of Advisory Agreement (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”)

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as to each of PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential QMA Small-Cap Value Fund

Approval of Advisory Agreement (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Small-Cap Value Funds Performance Universe), which was used to evaluate performance, and the Peer Group, which was used to evaluate fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to continue the Fund’s existing waiver of up to 0.01% to the extent that the Fund’s annual operating expenses (exclusive of 12b-1 fees and certain other fees and expenses) exceed 0.68% through November 30, 2017.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreement was in the best interests of the Fund and its shareholders.

Prudential QMA Small-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Small-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA SMALL-CAP VALUE FUND

SHARE CLASS	A	C	Q	R	Z
NASDAQ	TSVAX	TRACX	TSVQX	TSVRX	TASVX
CUSIP	875921785	875921710	875921777	875921843	875921306

MF232E

     PRUDENTIAL CORE BOND FUND

ANNUAL REPORT

JULY 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return

Highlights

•

Sector allocation was a strong contributor to the Fund’s relative performance, highlighted by overweight positions in investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities.

•

Security selection among non-agency mortgage-backed securities, collateralized loan obligations, investment-grade corporate bonds, asset-backed securities, US Treasuries, and emerging markets debt added to returns.

•	An underweight position at the sector level in emerging markets debt was a modest detractor during the reporting period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Core Bond Fund informative and useful. The report covers performance for the 12-month period ended July 31, 2017.

Effective April 3, 2017, Prudential Investments became known as PGIM® Investments. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: the name of your Fund and its management and operation will not change.

Major global events during the reporting period included the US presidential election and domestic issues related to the new administration’s policy initiatives. The US economy experienced weak growth during the first quarter of 2017, although stronger growth took place in the second quarter. Britain began its formal legal process to leave the European Union, and recent parliamentary elections in Britain resulted in unseating the majority party. Overall, global economic growth picked up slightly.

Equities in the US reached new highs, and international equities gained significantly. European stocks posted impressive results. Asian markets were solid, and emerging markets outperformed most regions.

In mid-June, the Federal Reserve raised its Federal Funds rate by 0.25% for the second time in 2017. Fixed income markets were mixed, as rising interest rates affected bond markets. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Core Bond Fund

September 15, 2017

Prudential Core Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–4.72	N/A	N/A	0.39 (2/17/15)
Class C	–1.95	N/A	N/A	1.53 (2/17/15)
Class Q	0.07	N/A	N/A	2.58 (2/17/15)
Class R	–0.48	N/A	N/A	2.06 (2/17/15)
Class Z	0.02	1.38	4.97	—
Bloomberg Barclays US Aggregate Bond Index	–0.51	2.02	4.44	—
Lipper Core Bond Funds Average	0.12	2.07	4.13	—

	Average Annual Total Returns as of 7/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.23	N/A	N/A	2.29 (2/17/15)
Class C	–0.98	N/A	N/A	1.53 (2/17/15)
Class Q	0.07	N/A	N/A	2.58 (2/17/15)
Class R	–0.48	N/A	N/A	2.06 (2/17/15)
Class Z	0.02	1.38	4.97	—
Bloomberg Barclays US Aggregate Bond Index	–0.51	2.02	4.44	—
Lipper Core Bond Funds Average	0.12	2.07	4.13	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Core Bond Fund (Class Z) with a similar investment in the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2007) and the account values at the end of the current fiscal period (July 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date. Inception returns are provided for any share class with less than 10 fiscal years of returns.

Prudential Core Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees	.25%	1%	None	.75% (.50% currently)	None

Benchmark Definitions

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The average annual total return for the Index measured from the month-end closest to the inception date through 7/31/17 is 1.97% for Class A, C, Q, and R shares.

Lipper Core Bond Funds Average—Lipper Core Bond funds invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years. The average annual total return for the Average measured from the month-end closest to the inception date through 7/31/17 is 1.87% for Class A, C, Q, and R shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Distributions and Yields as of 7/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.21	1.86	1.46
Class C	0.14	1.21	0.79
Class Q	0.24	2.25	2.00
Class R	0.19	1.68	1.02
Class Z	0.24	2.20	1.78

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 7/31/17 (%)
AAA	59.1
AA	6.5
A	15.2
BBB	14.4
BB	0.3
Not Rated	3.0
Cash/Equivalents	1.5
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s, S&P and Fitch. Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Core Bond Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Core Bond Fund’s Class Z shares returned 0.02% for the 12-month reporting period that ended July 31, 2017, outperforming the -0.51% decline of the Bloomberg Barclays US Aggregate Bond Index (the Index) and underperforming the 0.12% gain of the Lipper Core Bond Funds Average.

What were market conditions?

•

During the reporting period, the market experienced several significant events, including the aftermath of the UK’s surprise vote to leave the European Union (commonly known as “Brexit”), the surprise victory of Donald Trump in the US Presidential election, the impact of ongoing bond-buying programs by the European Central Bank and the Bank of England, two Federal Reserve (Fed) rate hikes, and the wait for details about the Fed’s long-expected balance sheet runoff. As the period ended, speculation increased about who would head the Fed after Janet Yellen’s term expires in early 2018. Would it be a dove intent on boosting the Trump growth agenda? Or, would it be a more rules-based chairperson intent on reaching the Fed’s “dots?” (“Dots” refer to projections made by the members of the Fed’s Open Market Committee about where they think interest rates should be at a particular point in the future.)

•

US economic growth, which had weakened earlier in the period, rebounded to a 2.6% pace during the second quarter of 2017 against a backdrop of continued above-trend growth in the rest of the G3. (The G3, or Group of Three, refers to the US, Japan and the European Union.) US inflation, however, was generally weaker than expected, continuing to undershoot G3 central bank targets.

•

Overall, the underlying momentum in the US economy has remained solid since early 2016. Real final private sector demand has been notably robust, growing at an annualized rate of between 2.6% and 3.3% in each of the last five calendar quarters and averaging 2.8% in first half of 2017. (Real final demand is the total demand for final goods and services, adjusted for inflation, in an economy.) Consumer spending has been particularly strong, but investment spending, too, has picked up as headwinds from the collapse in energy prices and the strengthening US dollar have faded.

•

US companies continued to hire at a strong pace, with monthly job gains averaging 184,000 in the year to date through July 31, 2017, which is little changed from 2016’s average of 187,000 jobs and well above the estimated 75,000 to 100,000 jobs needed to keep the unemployment rate unchanged. Indeed, the unemployment rate gradually ticked lower during the reporting period, inching down to 4.3% in July. Importantly, job gains were widespread across industries. Even the retail sector, which shed jobs every month from February through May, saw stable employment in the last two months of the period.

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•	Lean business inventories, solid core durable goods orders, and ongoing strong job gains suggest real US GDP growth is on track to maintain its second-quarter momentum into the third quarter.

•

The US fixed income markets, as represented by the Index, struggled during the reporting period, posting a negative return of –0.51%. Lower-quality bonds outperformed, with BBB-rated bonds returning 2.9% for the period.

•

US corporate bonds delivered a total return of 1.55%, with an excess return versus US Treasuries of 474 basis points. (A basis point is 1/100 of a percent.) Within the Index, financials outpaced industrials and utilities. Metals & mining, energy, and life insurance were amongst the strongest sectors, while tobacco, retailers & restaurants, and telecommunication services were amongst the weakest underperforming sectors.

•

Agency mortgage-backed securities outperformed Treasuries during the period, delivering a 0.19% total return and an excess return of 14 basis points over similar-maturity US Treasury securities. The period began with strong demand for mortgage-backed securities, including outsized buying by banks and non-US investors, and continued Fed reinvesting which helped tighten spreads (yield differentials versus comparable-maturity Treasuries) back to 2015 year-end levels. Mortgage-backed securities prepayments rose early in the period in response to low mortgage rates late in second quarter of 2016. Toward the end of the period, mortgage-backed securities spreads tightened, net supply increased, and outright buyers seemed willing to wait for better entry points to add mortgage-backed securities exposure. The 30-year mortgage rate ended the period at approximately 4%.

•	Structured products performed very well with notable spread tightening in asset-backed securities (ABS), non-agency mortgage-backed securities, and commercial mortgage-backed securities (CMBS).

What worked?

•	Sector allocation was a strong contributor to the Fund’s relative performance, highlighted by overweight positions in investment-grade corporate bonds, CMBS, and ABS.

•

Security selection among non-agency mortgage-backed securities, collateralized loan obligations (CLOs), investment-grade corporate bonds, ABS, US Treasuries, and emerging markets debt added to returns.

•	Within corporate bonds, positioning in the upstream energy, foreign non-corporate, and banking sectors was positive.

•

In individual security selection, the Fund benefited from overweights to issuers in the upstream energy sector, including Anadarko Petroleum, Devon Energy, and Apache Corporation. Overweights in Citigroup (banking), Hungary (foreign non-corporate), and General Motors (automotive) were also positive.

Prudential Core Bond Fund	9

Strategy and Performance Overview (continued)

•

The Fund’s tactical duration positioning added to performance during the period. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates. The longer the duration, the greater the potential risk or reward when interest rates move. The Fund’s active duration positioning ranged from -0.4 years short to +0.2 years long versus the Index, ending the period toward the middle of the range at a neutral position relative to the Index.

What didn’t work?

•	An underweight position at the sector level in emerging markets debt was a modest detractor during the reporting period.

•	Security selection in mortgage-backed securities also limited relative results.

•	The Fund’s positioning in the electric & water, chemicals, and railroads sectors detracted from performance.

•

In individual security selection, the Fund’s overweight positions in HCA Healthcare (health care & pharmaceutical) and Public Service Enterprise Group (electric & water) detracted from returns. Avoiding HSBC (banking) and Valepar (metals & mining) was also negative for performance.

•	The Fund’s yield curve flattening positioning hurt performance during the period.

Did the Fund use derivatives and how did they affect performance?

•	Derivatives were used in the Fund during the reporting period to manage interest rate and credit risk in the US and global markets.

•	The Fund’s exposure to derivatives had a negligible impact on performance during the period.

Current outlook

•

PGIM Fixed Income maintains a positive view of fundamentals in the credit sectors of the fixed income market and the Fund is overweight in spread sectors, including investment-grade corporate bonds, and in structured products, such as CLOs, CMBS and ABS.

•

Within investment-grade corporate bonds, the Fund continues to have a longer duration emphasis, with an overweight in financials. PGIM Fixed Income favors US financials over industrial issues, especially US money center banks given their strong capital requirements and generally solid earnings. Among industrials, the Fund’s focus is on names where an “event” has passed, as companies that issue higher-quality corporate bonds continue to add debt and consolidation remains a concern. Furthermore, PGIM Fixed Income is focusing on US-centric issuers rather than multinationals or exporters

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that are vulnerable to potential protectionist trade policies. The Fund remains overweight in BBB-rated, long-maturity credits due to a steep corporate spread curve and possibly higher pension funding, which could lead to increased demand and the potential flattening of the corporate spread curve. (The corporate spread curve depicts the difference between the spreads of long- and short-maturity corporate bonds versus US Treasuries of comparable maturity.) The main near-term risks in the corporate bond market are the policies of the US Administration, the impact of the tightening Fed, and political instability both inside and outside the US.

•

Although structured products are noteworthy for favorable supply technicals and a benign fundamental backdrop, PGIM Fixed Income believes securities with lower credit enhancement remain vulnerable to spread volatility. PGIM Fixed Income remains very positive on assets at the top of the capital structure.

•

Within ABS, PGIM Fixed Income continues to like select issuers in the consumer loan, subprime auto, and refinance private student loan sectors. Also favored are high-quality roll-down plays in five- to seven-year revolver prime auto and bank credit card loans. (In a roll-down play, an investor seeks to enhance returns by investing on the steepest part of the yield curve where yields can change the most over a period of time.)

•

In CMBS, PGIM Fixed Income continues to find value in high-quality securities of new issue conduit deals. (Conduit deals are collateralized by a pool of approximately 50 to 100 fixed-rate commercial mortgage loans that are fairly well diversified by loan size, geographic location, and property type.)

•

The Fund maintains an underweight in government-related sectors, including Treasuries, agency securities, and agency mortgage-backed securities, as PGIM Fixed Income finds more compelling value in the sectors previously mentioned.

Prudential Core Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Core Bond Fund		Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,027.70	0.70%	$3.52
	Hypothetical	$1,000.00	$1,021.32	0.70%	$3.51
Class C	Actual	$1,000.00	$1,022.90	1.45%	$7.27
	Hypothetical	$1,000.00	$1,017.60	1.45%	$7.25
Class Q	Actual	$1,000.00	$1,028.20	0.40%	$2.01
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01
Class R	Actual	$1,000.00	$1,026.50	0.95%	$4.77
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76
Class Z	Actual	$1,000.00	$1,028.00	0.45%	$2.26
	Hypothetical	$1,000.00	$1,022.56	0.45%	$2.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2017, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Core Bond Fund	13

Schedule of Investments

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 97.6%

ASSET-BACKED SECURITIES 13.5%

Automobiles 2.2%
Americredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	100	$99,849
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-1A, Class A, 144A	1.920		09/20/19	600	599,790
Series 2015-2A, Class A, 144A	2.630		12/20/21	300	301,565
Series 2016-1A, Class A, 144A	2.990		06/20/22	900	907,682
Enterprise Fleet Financing LLC,
Series 2016-2, Class A2, 144A	1.740		02/22/22	179	179,242
Series 2017-1, Class A2, 144A	2.130		07/20/22	800	803,193
Series 2017-2, Class A2, 144A	1.970		01/20/23	600	599,908
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 144A	2.620		08/15/28	1,500	1,520,493
Hertz Vehicle Financing LLC,
Series 2016-1A, Class A, 144A	2.320		03/25/20	200	199,767
Series 2016-4A, Class A, 144A	2.650		07/25/22	500	492,645
Onemain Direct Auto Receivables Trust,
Series 2016-1A, Class A, 144A	2.040		01/15/21	32	31,978
Series 2017-1A, Class A, 144A	2.160		10/15/20	1,600	1,598,923

					7,335,035

Collateralized Loan Obligations 7.8%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.464	(c)	07/15/26	500	500,111
ALM VIII Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A	2.794	(c)	10/15/28	250	252,034
ALM XII Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 144A	2.354	(c)	04/16/27	400	400,216
Anchorage Capital CLO 6 Ltd. (Cayman Islands), Series 2015-6A, Class AR, 144A	2.574	(c)	07/15/30	750	750,000
Atlas Sr. Loan Fund Ltd. (Cayman Islands), Series 2017-8A, Class A, 144A	2.607	(c)	01/16/30	250	249,998
Atlas Sr. Loan Fund V Ltd. (Cayman Islands), Series 2014-1A, Class AR2, 144A	2.564	(c)	07/16/29	750	750,540
Avery Point V CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.764	(c)	07/17/26	250	250,387
Avery Point VI CLO Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	2.621	(c)	08/05/27	250	251,154
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.894	(c)	10/15/28	250	254,237
Battalion CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1R, 144A	2.644	(c)	07/18/30	250	250,200

See Notes to Financial Statements.

Prudential Core Bond Fund	15

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Battalion CLO X Ltd. (Cayman Islands), Series 2016-10A, Class A1, 144A	2.863	%(c)	01/24/29	250	$250,412
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class AR, 144A	2.507	(c)	10/20/26	500	501,668
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A	2.834	(c)	07/18/27	500	502,498
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A	2.634	(c)	04/13/27	500	500,267
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.454	(c)	04/17/25	241	241,258
Canyon Capital CLO Ltd. (Cayman Islands), Series 2015-1A, Class AS, 144A	2.408	(c)	04/15/29	750	750,166
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, 144A	2.757	(c)	01/20/29	250	252,723
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-2A, Class AR, 144A	2.432	(c)	05/15/25	500	499,875
Series 2014-3A, Class A1AR, 144A	2.467	(c)	07/27/26	500	500,631
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1B, 144A	2.391	(c)	04/20/31	750	749,805
Catamaran CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.863	(c)	04/22/27	250	250,385
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A	2.504	(c)	07/15/26	250	250,463
Elevation CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 144A	2.484	(c)	10/15/26	500	499,585
Series 2015-4A, Class A, 144A	2.854	(c)	04/18/27	250	250,554
Series 2017-6A, Class A1, 144A	2.553	(c)	07/15/29	250	250,000
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class AR, 144A	2.554	(c)	01/16/26	250	250,127
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class AR, 144A	2.474	(c)	10/15/26	500	500,247
Highbridge Loan Management Ltd. (Cayman Islands), Series 6A-2015, Class A, 144A	2.621	(c)	05/05/27	250	250,399
ICG U.S. CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.457	(c)	04/20/26	200	199,738
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A, MTN	2.844	(c)	04/15/27	250	250,373
Jamestown CLO LX Ltd. (Cayman Islands), Series 2016-9A, Class A1B, 144A	2.807	(c)	10/20/28	250	252,058
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 144A	2.482	(c)	05/15/26	500	500,114
Series 2014-3A, Class AR, 144A	2.504	(c)	10/15/26	750	750,375

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Limerock CLO III LLC (Cayman Islands), Series 2014-3A, Class A1R, 144A	2.507	%(c)	10/20/26	500	$500,255
Madison Park Funding XI Ltd. (Cayman Islands), Series 2013-11A, Class A1A, 144A	2.593	(c)	10/23/25	750	750,245
Magnetite XI Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 144A	2.424	(c)	01/18/27	500	500,875
Mountain View CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A	2.544	(c)	10/15/26	250	250,122
Mountain View CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1A, 144A, MTN	2.764	(c)	07/15/27	250	250,395
Ocean Trails CLO VI (Cayman Islands), Series 2016-6A, Class A2A, 144A	2.994	(c)	07/15/28	250	251,771
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A	2.561	(c)	07/15/30	250	249,656
OZLM Funding II Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A	2.610	(c)	10/30/27	500	501,599
OZLM XV Ltd. (Cayman Islands), Series 2016-15A, Class A1, 144A	2.617	(c)	01/20/29	750	758,642
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.674	(c)	01/17/27	500	499,818
Series 2015-1A, Class A1R, 144A	2.472	(c)	05/21/29	500	499,987
Series 2015-2A, Class A1AR, 144A	2.577	(c)	07/20/30	500	499,747
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.334	(c)	07/25/26	500	500,257
Regatta VIII Funding Ltd. (Cayman Islands), Series 2016-1A, Class A1, 144A	2.794	(c)	12/20/28	250	250,351
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.632	(c)	05/15/26	496	495,604
Sound Point CLO XII Ltd. (Cayman Islands), Series 2016-2A, Class A, 144A	2.967	(c)	10/20/28	250	252,781
Sound Point CLO XVI Ltd. (Cayman Islands), Series 2017-2A, Class A, 144A	2.567	(c)	07/25/30	500	501,464
TICP CLO VI Ltd. (Cayman Islands), Series 2016-6A, Class A, 144A	2.854	(c)	01/15/29	500	504,969
TICP CLO VII Ltd. (Cayman Islands), Series 2017-7A, Class AS, 144A	—	(p)	07/15/29	250	250,115
Trinitas CLO V Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A	3.014	(c)	10/25/28	500	502,196
Trinitas CLO VI Ltd. (Cayman Islands), Series 2017-6a, Class A, 144A	2.655	(c)	07/25/29	500	500,278
UCG U.S. CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 144A^	2.591	(s)	10/23/29	500	500,000

See Notes to Financial Statements.

Prudential Core Bond Fund	17

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Voya CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	2.734	%(c)	07/25/26	750	$751,185
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.527	(c)	04/20/26	1,000	999,763
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-2A, Class A1, 144A	2.957	(c)	10/20/28	500	503,027
Series 2017-1A, Class A1, 144A	2.431	(c)	04/20/29	250	250,031
Zais CLO 6 Ltd. (Cayman Islands), Series 2017-1a, Class A1, 144A	2.572	(c)	07/15/29	250	250,076

					25,637,807

Consumer Loans 0.9%
Onemain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570		07/18/25	802	802,703
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	232	233,816
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160		11/15/24	345	347,914
Series 2016-AA, Class A, 144A	2.900		11/15/29	800	808,217
Series 2017-AA, Class A, 144A	2.680		07/15/30	700	704,009

					2,896,659

Credit Cards 1.8%
American Express Credit Account Master Trust,
Series 2017-2, Class A	1.609	(c)	09/16/24	1,100	1,107,832
Series 2017-5, Class A^	1.632	(c)	02/18/25	500	500,000
Chase Issuance Trust, Series 2017-A2, Class A	1.626	(c)	03/15/24	500	501,676
Citibank Credit Card Issuance Trust,
Series 2016-A3, Class A3	1.713	(c)	12/07/23	800	807,499
Series 2017-A5, Class A5	1.847	(c)	04/22/26	800	806,175
Discover Card Execution Note Trust, Series 2017-A1, Class A1	1.716	(c)	07/15/24	900	906,820
Series 2017-A4, Class A4	2.530		10/15/26	800	799,463
Series 2017-A5, Class A5	1.829	(c)	12/15/26	400	402,122

					5,831,587

Equipment 0.2%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410		08/16/24	800	803,681

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Other 0.0%
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200%		10/20/30	111	$110,595

Residential Mortgage-Backed Securities 0.6%
Credit Suisse Mortgage Trust,
Series 2016-RPL1, Class A1, 144A	4.201	(c)	12/26/46	787	790,726
Series 2017-6R, Class 1A1^	2.722		03/06/47	675	675,000
RAAC Trust, Series 2007-SP3, Class A1	2.432	(c)	09/25/47	308	305,894
VOLT LVII LLC, Series 2017-NPL4, Class A1, 144A	3.375		04/25/47	139	139,490
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A	3.250		04/25/59	164	165,012

					2,076,122

TOTAL ASSET-BACKED SECURITIES (cost $44,519,827)					44,691,486

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.2%
Assurant Commercial Mortgage Trust, Series 2016-1A, Class AS, 144A	3.172		05/15/49	300	299,283
BBCMS Mortgage Trust, Series 2016-ETC, Class A, 144A	2.937		08/14/36	500	490,285
CD Mortgage Trust, Series 2016-CD1, Class A3	2.459		08/10/49	500	481,307
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A2	3.585		12/10/54	2,000	2,062,137
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A4	2.878		02/10/48	1,100	1,093,741
Series 2016-C3, Class A3	2.896		11/15/49	900	888,005
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826		10/10/49	800	785,579
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3	3.127		06/15/50	1,200	1,202,012
Fannie Mae-ACES,
Series 2015-M7, Class AB2	2.502		12/25/24	491	479,211
Series 2016-M7, Class AB2	2.385		09/25/26	200	194,686
Series 2016-M11, Class A2	2.369	(c)	07/25/26	1,200	1,157,009
Series 2016-M13, Class A2	2.477	(c)	09/25/26	1,900	1,849,915
Series 2017-M1, Class A2	2.417	(c)	10/25/26	500	483,926
Series 2017-M4, Class A2	2.597	(c)	12/25/26	2,500	2,449,118
Series 2017-M8, Class A2	3.061	(c)	05/25/27	1,900	1,927,837
FHLMC Multifamily Structured Pass-Through Certificates,
Series K036, Class A2	3.527	(c)	10/25/23	1,100	1,168,689
Series K053, Class A2	2.995		12/25/25	350	358,375

See Notes to Financial Statements.

Prudential Core Bond Fund	19

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K057, Class AM	2.624%		08/25/26	1,650	$1,616,737
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3	3.119		05/10/50	1,000	1,012,080
GS Mortgage Securities Trust, Series 2015-GC34, Class A3	3.244		10/10/48	2,000	2,034,584
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920		02/15/48	1,100	1,100,723
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class ASB	3.241		09/15/50	575	592,636
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4	3.414		03/15/50	1,400	1,443,540
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A4	2.627		08/15/49	700	679,413
Ladder Capital Mortgage Trust, Series 2017-LC26, Class A3, 144A	3.289		07/12/50	1,600	1,604,982
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A2	2.790		02/15/48	850	861,026
Morgan Stanley Capital I Trust,
Series 2016-BNK2, Class A3	2.791		11/15/49	900	881,344
Series 2016-UB11, Class A3	2.531		08/15/49	1,200	1,151,819
UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB^	3.264		08/15/50	800	823,976
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C6, Class A3FL, 144A	1.784	(c)	04/10/46	750	753,886
Series 2013-C6, Class A4	3.244		04/10/46	101	103,871
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK1, Class A2	2.399		08/15/49	1,200	1,143,007
Series 2016-NXS6, Class A3	2.642		11/15/49	1,500	1,454,089
Series 2017-C38, Class A4	3.190		07/15/50	1,000	1,007,937
Series 2017-RB1, Class A4	3.374		03/15/50	1,400	1,432,678

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $37,272,514)					37,069,443

CORPORATE BONDS 30.5%

Aerospace & Defense 0.1%
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050		06/15/25	150	156,887
Harris Corp., Sr. Unsec’d. Notes	3.832		04/27/25	30	31,204

					188,091

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Agriculture 0.0%
Altria Group, Inc., Gtd. Notes	2.850%		08/09/22	100	$102,031

Airlines 0.4%
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Thru Certificates	4.950		07/15/24	212	227,126
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Thru Certificates	3.375		11/01/28	95	95,624
Delta Air Lines 2009-1 Class A Pass-Through Trust, Series A, Pass-Thru Certificates	7.750		06/17/21	171	188,124
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875		03/13/20	285	290,213
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Thru Certificates	2.875		04/07/30	400	393,940

					1,195,027

Auto Manufacturers 1.5%
BMW US Capital LLC (Germany), Gtd. Notes, 144A	2.250		09/15/23	645	630,470
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.250		03/02/20	295	296,253
Ford Motor Co.,
Sr. Unsec’d. Notes	4.346		12/08/26	250	258,534
Sr. Unsec’d. Notes	4.750		01/15/43	100	96,876
Sr. Unsec’d. Notes	5.291		12/08/46	300	309,318
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375		01/16/18	1,350	1,353,738
General Motors Financial Co., Inc.,
Gtd. Notes	3.150		01/15/20	550	562,281
Gtd. Notes	3.450		04/10/22	180	183,503
Gtd. Notes	4.350		01/17/27	560	570,689
Gtd. Notes	5.250		03/01/26	375	406,520
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.150		02/26/20	175	174,774

					4,842,956

Banks 7.9%
Bank of America Corp.,
Series L, Sub. Notes, MTN	4.183		11/25/27	250	258,175
Sr. Unsec’d. Notes	5.750		12/01/17	100	101,377
Sr. Unsec’d. Notes, GMTN	3.593	(c)	07/21/28	590	591,513
Sr. Unsec’d. Notes, MTN	3.248		10/21/27	1,010	983,548
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	200	212,931
Sr. Unsec’d. Notes, MTN	4.443	(c)	01/20/48	430	457,159
Sub. Notes, MTN	4.000		01/22/25	800	824,241

See Notes to Financial Statements.

Prudential Core Bond Fund	21

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.200%		08/16/23	450	$439,866
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.200		08/10/21	345	351,368
Sr. Unsec’d. Notes	3.684		01/10/23	230	236,206
Sr. Unsec’d. Notes	4.375		01/12/26	200	209,398
Sr. Unsec’d. Notes	4.950		01/10/47	200	219,046
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A, MTN	2.950		05/23/22	435	440,886
BPCE SA (France), Gtd. Notes, 144A, MTN	3.000		05/22/22	250	252,713
Capital One NA, Sr. Unsec’d. Notes	2.250		09/13/21	250	247,246
Citigroup, Inc.,
Sr. Unsec’d. Notes	3.200		10/21/26	290	283,182
Sr. Unsec’d. Notes	3.400		05/01/26	350	349,122
Sr. Unsec’d. Notes	3.668	(c)	07/24/28	180	180,829
Sr. Unsec’d. Notes	3.887	(c)	01/10/28	670	686,252
Sr. Unsec’d. Notes	4.281	(c)	04/24/48	220	226,600
Sub. Notes	4.300		11/20/26	85	88,328
Sub. Notes	4.450		09/29/27	840	883,987
Sub. Notes	4.750		05/18/46	10	10,614
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	1.750		01/29/18	310	310,257
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	1.875		02/13/18	320	320,057
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes	1.875		01/29/20	250	248,903
Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21	250	244,973
Gov’t. Liquid Gtd. Notes, 144A	2.250		02/18/20	500	502,190
Discover Bank, Sr. Unsec’d. Notes	4.200		08/08/23	250	265,996
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.500		01/23/25	75	76,172
Sr. Unsec’d. Notes	3.850		01/26/27	475	484,666
Sr. Unsec’d. Notes, GMTN	7.500		02/15/19	1,250	1,354,797
Sr. Unsec’d. Notes, MTN	4.000		03/03/24	1,365	1,434,466
Sub. Notes	4.250		10/21/25	250	260,165
Sub. Notes	5.150		05/22/45	335	378,525
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.950		10/01/26	410	400,505
Sr. Unsec’d. Notes	3.125		01/23/25	315	315,180
Sr. Unsec’d. Notes	3.200		01/25/23	100	102,712
Sr. Unsec’d. Notes	3.200		06/15/26	230	228,547
Sr. Unsec’d. Notes	3.540	(c)	05/01/28	225	226,466
Sr. Unsec’d. Notes	3.625		05/13/24	875	908,384

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	3.882	%(c)	07/24/38	420	$419,450
Sr. Unsec’d. Notes, MTN	6.300		04/23/19	100	107,524
Sub. Notes	3.875		09/10/24	375	388,975
Sub. Notes	4.250		10/01/27	375	396,073
JPMorgan Chase Bank NA, Sub. Notes	6.000		10/01/17	700	705,185
KeyBank NA, Sr. Unsec’d. Notes	2.250		03/16/20	305	307,110
Morgan Stanley,
Series F, Sr. Unsec’d. Notes, MTN	3.875		04/29/24	365	380,947
Sr. Unsec’d. Notes	3.971	(c)	07/22/38	375	374,258
Sr. Unsec’d. Notes	4.375		01/22/47	210	220,008
Sr. Unsec’d. Notes, GMTN	3.700		10/23/24	500	517,454
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26	470	485,948
Sr. Unsec’d. Notes, MTN	2.625		11/17/21	420	421,505
Sub. Notes, GMTN	4.350		09/08/26	800	839,461
MUFG Americas Holdings Corp., Sr. Unsec’d. Notes	2.250		02/10/20	335	336,425
National City Corp., Sub. Notes	6.875		05/15/19	780	846,994
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN (original cost $199,444; purchased 09/09/15)(f)	1.875		09/17/18	200	200,340
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375		02/11/20	100	105,689
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875		09/12/23	220	225,591
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.571		01/10/23	430	440,494
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450		01/16/20	250	252,124
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442		10/19/21	235	234,506
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.700		01/27/22	350	352,482
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN	1.875		09/07/21	465	458,471
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	3.000		04/15/21	345	351,575

					25,966,137

Beverages 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.700		02/01/36	180	199,000
Gtd. Notes	4.900		02/01/46	50	56,154

					255,154

See Notes to Financial Statements.

Prudential Core Bond Fund	23

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Biotechnology 0.5%
Amgen, Inc., Sr. Unsec’d. Notes	4.663%	06/15/51	420	$456,100
Celgene Corp.,
Sr. Unsec’d. Notes	2.125	08/15/18	460	462,092
Sr. Unsec’d. Notes	3.250	08/15/22	125	129,205
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	2.500	09/01/23	220	218,869
Sr. Unsec’d. Notes	3.700	04/01/24	500	528,470

				1,794,736

Chemicals 1.1%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.125	03/15/35	40	39,861
Air Liquide Finance SA (France), Gtd. Notes, 144A	2.250	09/27/23	735	715,412
CF Industries, Inc., Gtd. Notes	6.875	05/01/18	350	362,477
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.125	11/15/21	520	558,485
Sr. Unsec’d. Notes	4.250	11/15/20	350	371,960
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700	01/15/20	550	556,912
Sr. Unsec’d. Notes	4.650	10/15/44	290	307,350
LYB International Finance BV, Gtd. Notes	4.000	07/15/23	250	266,888
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750	04/15/24	310	357,505

				3,536,850

Commercial Services 0.5%
Equifax, Inc., Sr. Unsec’d. Notes	3.300	12/15/22	350	360,148
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	580	571,116
Gtd. Notes, 144A	4.500	02/15/45	75	74,622
President & Fellows of Harvard College, Unsec’d. Notes	3.300	07/15/56	160	152,308
Total System Services, Inc., Sr. Unsec’d. Notes	4.800	04/01/26	250	274,282
University of Southern California, Unsec’d. Notes	3.028	10/01/39	310	289,724

				1,722,200

Computers 0.4%
Apple, Inc.,
Sr. Unsec’d. Notes	3.450	02/09/45	85	79,861
Sr. Unsec’d. Notes	3.850	08/04/46	525	523,450
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A	3.480	06/01/19	75	76,778
Sr. Sec’d. Notes, 144A	4.420	06/15/21	585	617,397

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Computers (cont’d.)
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	2.450%	10/05/17	95	$95,164
Sr. Unsec’d. Notes	2.850	10/05/18	55	55,663

				1,448,313

Containers & Packaging 0.4%
Bemis Co., Inc., Sr. Unsec’d. Notes	6.800	08/01/19	700	765,416
WestRock RKT Co., Gtd. Notes	4.000	03/01/23	540	569,952

				1,335,368

Diversified Financial Services 0.2%
Jefferies Group LLC, Sr. Unsec’d. Notes	6.450	06/08/27	150	173,144
Synchrony Financial, Sr. Unsec’d. Notes	2.700	02/03/20	470	474,031

				647,175

Diversified Machinery 0.1%
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes	2.050	03/01/20	270	270,599
Sr. Unsec’d. Notes	2.875	03/01/25	115	114,540
Xylem, Inc., Sr. Unsec’d. Notes	3.250	11/01/26	70	70,309

				455,448

Electric 2.7%
Alabama Power Co., Sr. Unsec’d. Notes	2.800	04/01/25	75	73,820
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	2.400	09/01/26	190	181,587
Commonwealth Edison Co., 1st Mortgage	3.700	03/01/45	40	39,176
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.300	12/01/56	40	42,332
Consumers Energy Co., 1st Mortgage	3.250	08/15/46	155	142,274
Delmarva Power & Light Co., 1st Mortgage	4.150	05/15/45	60	63,106
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.850	08/15/26	55	53,103
DTE Energy Co., Sr. Unsec’d. Notes	2.850	10/01/26	350	335,396
Duke Energy Corp., Sr. Unsec’d. Notes	2.650	09/01/26	145	140,296
Duke Energy Florida LLC,
1st Mortgage	3.200	01/15/27	600	611,101
1st Mortgage	3.400	10/01/46	185	173,522
Duke Energy Progress LLC, 1st Mortgage	3.700	10/15/46	75	74,324
Emera US Finance LP (Canada),
Gtd. Notes	2.150	06/15/19	350	350,766
Gtd. Notes	3.550	06/15/26	75	76,063

See Notes to Financial Statements.

Prudential Core Bond Fund	25

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Entergy Corp.,
Sr. Unsec’d. Notes	4.000%	07/15/22	260	$276,046
Sr. Unsec’d. Notes	5.125	09/15/20	250	270,063
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	3.055	10/04/26	350	339,877
MidAmerican Energy Co., 1st Mortgage	3.950	08/01/47	225	232,835
Monongahela Power Co., 1st Mortgage, 144A	4.100	04/15/24	851	907,173
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	2.950	04/01/25	60	60,011
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.000	12/01/46	405	418,488
PECO Energy Co., 1st Ref. Mortgage	4.800	10/15/43	120	136,943
Public Service Electric & Gas Co.,
1st Mortgage, MTN	2.250	09/15/26	370	349,518
Sr. Sec’d. Notes, MTN	5.300	05/01/18	1,300	1,335,775
Southern Power Co., Series D, Sr. Unsec’d. Notes	1.950	12/15/19	430	428,283
Southwestern Electric Power Co., Sr. Unsec’d. Notes	2.750	10/01/26	675	654,541
Union Electric Co., Sr. Sec’d. Notes	3.650	04/15/45	50	49,289
Virginia Electric & Power Co.,
Series A, Sr. Unsec’d. Notes	3.500	03/15/27	535	552,738
Series C, Sr. Unsec’d. Notes	4.000	11/15/46	175	180,058
Xcel Energy, Inc., Sr. Unsec’d. Notes	3.350	12/01/26	510	518,788

				9,067,292

Engineering & Construction 0.1%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	205,750

Foods 0.5%
Ahold Finance USA LLC (Netherlands), Gtd. Notes	6.875	05/01/29	280	352,640
JM Smucker Co. (The), Gtd. Notes	3.000	03/15/22	115	117,405
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	110	105,941
Gtd. Notes	4.375	06/01/46	35	34,008
Gtd. Notes	5.000	07/15/35	75	81,179
Kroger Co. (The),
Sr. Unsec’d. Notes	3.300	01/15/21	285	293,362
Sr. Unsec’d. Notes	3.875	10/15/46	65	57,425
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000	10/28/21	500	489,960

				1,531,920

Forest Products & Paper 0.3%
Georgia-Pacific LLC, Sr. Unsec’d. Notes, 144A	3.600	03/01/25	220	228,294
International Paper Co.,
Sr. Unsec’d. Notes	4.350	08/15/48	250	249,750
Sr. Unsec’d. Notes	4.400	08/15/47	180	180,964
Sr. Unsec’d. Notes	4.800	06/15/44	170	181,528

				840,536

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Gas 0.2%
Sempra Energy, Sr. Unsec’d. Notes	2.400%	03/15/20	135	$136,453
Southern Co. Gas Capital Corp., Gtd. Notes	2.450	10/01/23	555	539,453

				675,906

Hand/Machine Tools 0.2%
Stanley Black & Decker, Inc., Sub. Notes	1.622	11/17/18	750	749,480

Healthcare - Products 0.6%
Abbott Laboratories,
Sr. Unsec’d. Notes	2.000	09/15/18	395	396,257
Sr. Unsec’d. Notes	2.900	11/30/21	495	503,750
Baxter International, Inc., Sr. Unsec’d. Notes	2.600	08/15/26	170	162,593
Becton, Dickinson and Co., Sr. Unsec’d. Notes	4.685	12/15/44	160	168,871
Medtronic, Inc.,
Gtd. Notes	3.500	03/15/25	140	146,765
Gtd. Notes	4.375	03/15/35	328	363,294
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.950	09/19/26	105	102,996

				1,844,526

Healthcare - Services 1.2%
Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24	100	103,856
Sr. Unsec’d. Notes	6.750	12/15/37	170	237,219
Anthem, Inc., Sr. Unsec’d. Notes	7.000	02/15/19	310	333,117
Baptist Health South Florida, Inc., Sec’d. Notes	4.342	11/15/41	350	365,985
Cigna Corp., Sr. Unsec’d. Notes	3.250	04/15/25	270	272,805
HCA, Inc., Sr. Sec’d. Notes	3.750	03/15/19	700	715,750
Humana, Inc., Sr. Unsec’d. Notes	3.950	03/15/27	85	89,207
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	4.625	11/15/20	260	277,791
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.200	07/01/55	75	76,565
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.024	08/01/45	40	40,419
Providence St. Joseph Health Obligated Group, Unsec’d. Notes	2.746	10/01/26	40	38,353
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500	03/30/25	190	193,752
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350	09/30/24	410	427,715
RWJ Barnabas Health, Inc., Sr. Unsec’d. Notes	3.949	07/01/46	175	169,926
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.375	04/15/27	295	303,902
Sr. Unsec’d. Notes	4.200	01/15/47	415	443,078

				4,089,440

See Notes to Financial Statements.

Prudential Core Bond Fund	27

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Household Products/Wares 0.3%
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	3.000%	06/26/27	905	$898,427

Housewares 0.2%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	2.875	12/01/19	240	244,948
Sr. Unsec’d. Notes	4.200	04/01/26	35	37,443
Sr. Unsec’d. Notes	5.500	04/01/46	300	360,678

				643,069

Insurance 1.2%
American International Group, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/26	410	425,580
Sr. Unsec’d. Notes	4.500	07/16/44	260	268,983
Sr. Unsec’d. Notes	4.800	07/10/45	150	162,264
Arch Capital Finance LLC, Gtd. Notes	5.031	12/15/46	95	105,789
Arch Capital Group US, Inc., Gtd. Notes	5.144	11/01/43	100	113,158
Chubb INA Holdings, Inc.,
Gtd. Notes	3.150	03/15/25	95	96,658
Gtd. Notes	4.350	11/03/45	300	329,927
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.850	08/01/44	300	325,797
Gtd. Notes, 144A	6.500	05/01/42	150	194,953
Lincoln National Corp., Sr. Unsec’d. Notes	6.300	10/09/37	115	143,264
Markel Corp., Sr. Unsec’d. Notes	3.625	03/30/23	400	414,267
MetLife, Inc., Series D, Sr. Unsec’d. Notes	4.368	09/15/23	80	88,020
New York Life Global Funding, Sec’d. Notes, 144A	1.950	02/11/20	225	225,253
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40	120	156,171
Nuveen Finance LLC, Sr. Unsec’d. Notes, 144A	2.950	11/01/19	150	152,630
Principal Financial Group, Inc.,
Gtd. Notes	3.100	11/15/26	105	104,671
Gtd. Notes	4.300	11/15/46	140	145,417
Gtd. Notes	4.350	05/15/43	140	147,361
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700	01/26/45	140	136,165
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900	09/15/44	120	133,669

				3,869,997

Lodging 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000	03/01/19	250	253,919
Sr. Unsec’d. Notes	3.125	06/15/26	250	247,765

				501,684

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media 1.3%
21st Century Fox America, Inc., Gtd. Notes	4.750%	11/15/46	130	$138,732
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384	10/23/35	80	93,594
Sr. Sec’d. Notes	6.484	10/23/45	95	111,986
Sr. Sec’d. Notes	6.834	10/23/55	275	327,559
Comcast Corp., Gtd. Notes	2.350	01/15/27	1,350	1,271,580
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	800	800,942
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	195	192,236
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000	05/13/45	200	198,718
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500	09/01/41	150	161,360
Time Warner, Inc.,
Gtd. Notes	3.400	06/15/22	850	879,201
Gtd. Notes	3.800	02/15/27	100	101,101

				4,277,009

Mining 0.2%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250	04/01/42	50	57,324
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750	05/01/43	190	231,776
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	5.875	04/23/45	90	99,078
Sr. Unsec’d. Notes	6.750	04/16/40	100	118,103

				506,281

Miscellaneous Manufacturing 0.2%
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	3.550	11/01/24	170	175,113
Pentair Finance SA (United Kingdom), Gtd. Notes	2.650	12/01/19	420	423,448

				598,561

Multi-National 0.2%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125	09/27/21	745	740,701

Office & Business Equipment 0.0%
Xerox Corp., Sr. Unsec’d. Notes	2.750	09/01/20	137	137,476

See Notes to Financial Statements.

Prudential Core Bond Fund	29

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas 2.1%
Anadarko Finance Co., Gtd. Notes	7.500%	05/01/31	100	$125,421
Apache Corp.,
Sr. Unsec’d. Notes	3.250	04/15/22	500	510,173
Sr. Unsec’d. Notes	4.750	04/15/43	100	101,716
Sr. Unsec’d. Notes	5.100	09/01/40	175	183,829
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.250	03/15/38	175	207,931
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750	11/15/39	350	377,957
Chevron Corp., Sr. Unsec’d. Notes	1.961	03/03/20	125	125,547
Devon Financing Co. LLC, Gtd. Notes	7.875	09/30/31	250	327,003
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650	03/15/25	190	201,793
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.000	04/15/24	150	153,038
Sr. Unsec’d. Notes	6.150	06/15/19	300	321,273
Sr. Unsec’d. Notes	6.800	09/15/37	200	246,471
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875	04/19/22	200	199,000
Kerr-McGee Corp., Gtd. Notes	7.875	09/15/31	250	326,642
Noble Energy, Inc.,
Sr. Unsec’d. Notes	3.900	11/15/24	425	436,967
Sr. Unsec’d. Notes	5.050	11/15/44	150	155,254
Petroleos Mexicanos (Mexico),
Gtd. Notes, 144A	5.375	03/13/22	80	85,240
Gtd. Notes	5.500	01/21/21	480	514,560
Gtd. Notes	6.500	06/02/41	90	92,475
Gtd. Notes, 144A, MTN	6.750	09/21/47	470	494,440
Gtd. Notes, MTN	6.875	08/04/26	390	441,051
Raizen Fuels Finance SA (Brazil), Gtd. Notes, 144A	5.300	01/20/27	220	226,050
Sinopec Group Overseas Development Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20	200	201,100
Statoil ASA (Norway), Gtd. Notes	2.250	11/08/19	800	807,959
Valero Energy Corp., Sr. Unsec’d. Notes	3.400	09/15/26	220	218,132

				7,081,022

Oil & Gas Services 0.2%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000	12/21/25	500	529,315

Pharmaceuticals 1.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25	105	108,213
Sr. Unsec’d. Notes	4.500	05/14/35	550	586,204

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Allergan Funding SCS,
Gtd. Notes	4.550%	03/15/35	225	$241,157
Gtd. Notes	4.750	03/15/45	129	140,557
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250	03/01/25	55	56,124
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	3.000	10/08/21	150	153,721
Express Scripts Holding Co.,
Gtd. Notes	3.400	03/01/27	325	319,493
Gtd. Notes	4.500	02/25/26	700	748,203
Mead Johnson Nutrition Co. (United Kingdom), Gtd. Notes	4.600	06/01/44	70	77,492
Mylan NV, Gtd. Notes(a)	3.950	06/15/26	400	407,984
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875	09/23/23	225	224,579
Gtd. Notes	3.200	09/23/26	1,220	1,204,748
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes	3.150	10/01/26	45	43,060
Gtd. Notes	4.100	10/01/46	15	13,641

				4,325,176

Pipelines 1.4%
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., Gtd. Notes, 144A	4.150	08/15/26	555	553,219
DCP Midstream Operating LP,
Gtd. Notes, 144A	4.750	09/30/21	50	51,375
Gtd. Notes, 144A	5.350	03/15/20	150	157,500
Enterprise Products Operating LLC, Series N, Gtd. Notes	6.500	01/31/19	420	447,642
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/20	600	650,160
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200	03/15/45	275	259,832
MPLX LP,
Sr. Unsec’d. Notes	4.000	02/15/25	130	131,951
Sr. Unsec’d. Notes	4.875	06/01/25	200	214,001
Sr. Unsec’d. Notes	5.200	03/01/47	5	5,166
ONEOK Partners LP, Gtd. Notes	6.125	02/01/41	300	342,376
Oneok, Inc., Gtd. Notes	4.950	07/13/47	85	85,245
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	2.646	02/15/20	225	226,129
Sr. Unsec’d. Notes	3.550	10/01/26	310	305,388
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	4.700	06/15/44	270	246,742
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.375	10/15/26	140	139,033

See Notes to Financial Statements.

Prudential Core Bond Fund	31

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Williams Partners LP,
Sr. Unsec’d. Notes	4.000%	09/15/25	350	$359,449
Sr. Unsec’d. Notes	4.300	03/04/24	325	342,444

				4,517,652

Real Estate Investment Trusts (REITs) 0.6%
Camden Property Trust, Sr. Unsec’d. Notes	4.625	06/15/21	200	213,938
HCP, Inc., Sr. Unsec’d. Notes	4.000	06/01/25	300	311,046
Realty Income Corp., Sr. Unsec’d. Notes	6.750	08/15/19	240	262,173
Select Income REIT, Sr. Unsec’d. Notes	2.850	02/01/18	135	135,522
Welltower, Inc., Sr. Unsec’d. Notes	6.125	04/15/20	430	474,300
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625	09/15/23	425	462,344

				1,859,323

Retail 0.1%
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45	185	212,300
Sr. Unsec’d. Notes	5.300	12/05/43	150	175,133
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.500	09/15/56	65	59,414
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.700	12/09/35	30	33,269

				480,116

Semiconductors 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875	01/15/27	480	492,660

Software 0.7%
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700	03/01/21	200	209,128
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.000	08/15/26	555	543,797
Fiserv, Inc., Sr. Unsec’d. Notes	3.850	06/01/25	500	525,220
Microsoft Corp.,
Sr. Unsec’d. Notes	2.375	02/12/22	290	293,213
Sr. Unsec’d. Notes	3.125	11/03/25	125	128,474
Sr. Unsec’d. Notes	3.950	08/08/56	405	408,880
Oracle Corp., Sr. Unsec’d. Notes	4.000	07/15/46	350	355,455

				2,464,167

Telecommunications 0.4%
AT&T, Inc.,
Sr. Unsec’d. Notes	4.900	08/14/37	150	149,222
Sr. Unsec’d. Notes	5.300	08/14/58	170	170,042

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
AT&T, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.400%	05/15/25	530	$522,106
Sr. Unsec’d. Notes	4.500	05/15/35	60	58,432
Sr. Unsec’d. Notes	5.250	03/01/37	445	465,771
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500	09/15/20	100	106,921

				1,472,494

Textiles 0.4%
Cintas Corp. No. 2,
Gtd. Notes	2.900	04/01/22	385	392,216
Gtd. Notes	3.700	04/01/27	815	852,316

				1,244,532

Transportation 0.4%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.450	03/15/43	280	305,295
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	5.550	03/01/19	250	264,914
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	7.250	05/15/19	250	272,155
CSX Corp., Sr. Unsec’d. Notes	2.600	11/01/26	420	406,948
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20	110	111,478

				1,360,790

Trucking & Leasing 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.050	01/09/20	300	306,821

Water 0.0%
American Water Capital Corp., Sr. Unsec’d. Notes	4.000	12/01/46	145	148,694

TOTAL CORPORATE BONDS (cost $99,608,990)				100,950,303

FOREIGN GOVERNMENT BONDS 1.9%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, 144A, EMTN	1.125	08/03/19	200	197,995
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375	07/12/21	200	213,300
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, EMTN	1.875	09/16/19	200	200,132
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes(a)	7.625	03/29/41	106	160,797

See Notes to Financial Statements.

Prudential Core Bond Fund	33

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
FOREIGN GOVERNMENT BONDS (Continued)
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	4.875%	05/05/21	250	$268,694
Sr. Unsec’d. Notes, MTN	3.750	04/25/22	200	206,758
Iraq Government AID Bond, Gov’t. Gtd. Notes	2.149	01/18/22	200	201,507
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	2.125	06/01/20	200	200,668
Gov’t. Gtd. Notes	2.125	07/21/20	400	401,400
Gov’t. Gtd. Notes	2.250	02/24/20	200	201,325
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23	200	194,391
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22	400	402,204
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, 144A	6.125	03/09/21	260	292,890
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750	03/08/44	220	222,640
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750	03/16/25	200	208,000
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000	03/17/23	100	101,700
Province of Alberta (Canada), Unsec’d. Notes	2.200	07/26/22	285	284,636
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125	06/22/26	100	95,052
Province of Ontario (Canada),
Sr. Unsec’d. Notes	2.250	05/18/22	165	165,432
Sr. Unsec’d. Notes	2.400	02/08/22	125	126,318
Sr. Unsec’d. Notes	4.400	04/14/20	120	128,008
Province of Quebec (Canada),
Sr. Unsec’d. Notes	2.750	04/12/27	620	619,311
Unsec’d. Notes, MTN	7.140	02/27/26	100	128,365
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21	205	201,851
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500	06/08/22	400	401,691
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000	06/05/20	250	274,587
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100	06/18/50	150	154,875

TOTAL FOREIGN GOVERNMENT BONDS (cost $6,168,694)				6,254,527

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS 0.6%

Alabama 0.0%
Alabama Economic Settlement Authority, Revenue Bonds, BABs	4.263%		09/15/32	40	$42,407

California 0.2%
California Educational Facilities Authority, Revenue Bonds, BABs	5.000		06/01/46	130	175,942
City of Los Angeles Department of Airports, Revenue Bonds, BABs	6.582		05/15/39	300	390,879
University of California,
Revenue Bonds	3.931		05/15/45	30	30,924
Revenue Bonds	4.131		05/15/45	30	31,033

					628,778

New Jersey 0.1%
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.102		01/01/41	250	365,520

Pennsylvania 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	5.511		12/01/45	150	192,975
Revenue Bonds, BABs	6.105		12/01/39	70	92,877

					285,852

Texas 0.1%
University of Texas System (The), Revenue Bonds	5.000		08/15/47	305	404,875

Washington 0.1%
Central Puget Sound Regional Transit Authority, Revenue Bonds, BABs	5.000		11/01/46	165	218,859

TOTAL MUNICIPAL BONDS (cost $1,908,474)					1,946,291

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.2%
Alternative Loan Trust, Series 2003-J3, Class 2A1	6.250		12/25/33	8	8,549
American Home Mortgage Investment Trust, Series 2004-4, Class 5A	3.448	(c)	02/25/45	26	25,827
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A	3.500	(c)	01/27/30	271	270,467
Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2, Class M, 144A	3.233	(c)	11/25/27	180	179,455
Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1, Class M, 144A	3.372	(c)	10/25/28	289	289,424
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	5.250		04/26/37	345	305,986

See Notes to Financial Statements.

Prudential Core Bond Fund	35

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bear Stearns ARM Trust, Series 2005-5, Class A2	2.820	%(c)	08/25/35	122	$121,033
CIM Trust,
Series 2017-2, Class A1, 144A	3.227	(c)	12/25/57	480	479,808
Series 2017-3, Class A	3.227	(c)	01/25/57	1,072	1,087,397
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	6.500		04/25/33	8	7,734
Credit Suisse Mortgage Trust, Series 2017-3R	3.051	(c)	02/27/47	488	486,094
Fannie Mae Connecticut Avenue Securities,
Series 2016-C02, Class 1M1	3.382	(c)	09/25/28	72	72,672
Series 2016-C04, Class 1M1	2.682	(c)	01/25/29	122	124,061
FHLMC Structured Pass-Through Securities,
Series T-59, Class 1A2	7.000		10/25/43	136	162,938
Series T-75, Class A1	1.272	(c)	12/25/36	145	144,445
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M1	2.132	(c)	10/25/27	250	250,820
Series 2016-DNA4, Class M2	2.532	(c)	03/25/29	260	264,250
Series 2016-HQA4, Class M2	2.532	(c)	04/25/29	260	262,838
Series 2017-DNA1, Class M1	2.432	(c)	07/25/29	632	640,846
Government National Mortgage Assoc.,
Series 2000-9, Class FG	1.826	(c)	02/16/30	23	23,001
Series 2000-9, Class FH	1.726	(c)	02/16/30	19	19,499
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	3.124	(c)	09/25/35	86	87,189
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-3, Class A, 144A	3.227	(c)	09/01/21	190	189,799
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 144A	3.227	(c)	04/01/22	620	621,412
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 144A	3.227	(c)	05/01/22	2,269	2,253,567
LSTAR Securities Investment Ltd., Series 2017-5, Class A, 144A	3.227	(c)	05/01/22	2,119	2,105,412
Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 3A	2.227	(c)	10/25/35	76	72,606
Merrill Lynch Mortgage Investors Trust MLMI, Series 2005-A10, Class A	1.442	(c)	02/25/36	141	135,226
Mortgage Repurchase Agreement Financing Trust,
Series 2016-4, Class A1, 144A^	2.424	(c)	05/10/19	1,350	1,350,000
Series 2016-5, Class A, 144A	2.394	(c)	06/10/19	200	199,685
Series 2017-1, Class A2, 144A	2.074	(c)	07/10/19	560	560,184
Sequoia Mortgage Trust, Series 10, Class 2A1	1.988	(c)	10/20/27	70	66,326
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1	1.478	(c)	07/19/35	67	63,543

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2002-AR6, Class A	2.176	%(c)	06/25/42	119	$114,235
Series 2002-AR9, Class 1A	2.176	(c)	08/25/42	7	6,575
Series 2005-AR13, Class A1A1	1.522	(c)	10/25/45	781	775,185

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $13,758,558)					13,828,088

U.S. GOVERNMENT AGENCY OBLIGATIONS 23.0%
Federal Home Loan Mortgage Corp.	2.500		01/01/29	843	854,915
Federal Home Loan Mortgage Corp.	3.000		07/01/43	793	798,136
Federal Home Loan Mortgage Corp.	3.000		12/01/46	1,498	1,502,397
Federal Home Loan Mortgage Corp.	3.500		06/01/42	741	766,894
Federal Home Loan Mortgage Corp.	3.500		09/01/42	985	1,019,909
Federal Home Loan Mortgage Corp.	3.500		05/01/45	805	829,647
Federal Home Loan Mortgage Corp.	3.500		TBA	500	515,117
Federal Home Loan Mortgage Corp.	4.000		12/01/40	321	339,404
Federal Home Loan Mortgage Corp.	4.000		01/01/41	588	621,280
Federal Home Loan Mortgage Corp.	4.000		04/01/42	914	966,893
Federal Home Loan Mortgage Corp.	4.000		10/01/45	434	457,379
Federal Home Loan Mortgage Corp.	4.000		08/01/46	500	526,591
Federal Home Loan Mortgage Corp.	4.000		TBA	750	789,961
Federal Home Loan Mortgage Corp.	4.500		06/01/42	270	291,106
Federal Home Loan Mortgage Corp.	4.500		09/01/44	368	394,669
Federal Home Loan Mortgage Corp.	5.000		08/01/40	552	607,418
Federal Home Loan Mortgage Corp., MTN	1.500		01/17/20	360	360,094
Federal National Mortgage Assoc.	2.500		05/01/30	733	741,213
Federal National Mortgage Assoc.	2.500		09/01/46	489	473,173
Federal National Mortgage Assoc.	2.500		10/01/46	482	465,784
Federal National Mortgage Assoc.	2.625	(c)	08/01/24	11	11,332
Federal National Mortgage Assoc.	3.000		06/01/30	517	532,300
Federal National Mortgage Assoc.	3.000		11/01/36	470	479,782
Federal National Mortgage Assoc.	3.000		10/01/42	462	464,905
Federal National Mortgage Assoc.	3.000		10/01/42	750	755,246
Federal National Mortgage Assoc.	3.000		02/01/43	466	469,257
Federal National Mortgage Assoc.	3.000		04/01/43	772	776,986
Federal National Mortgage Assoc.	3.000		06/01/43	1,183	1,190,937
Federal National Mortgage Assoc.	3.000		TBA	250	250,391
Federal National Mortgage Assoc.	3.000		TBA	4,500	4,628,848
Federal National Mortgage Assoc.	3.500		12/01/29	356	371,375
Federal National Mortgage Assoc.	3.500		08/01/31	918	958,781
Federal National Mortgage Assoc.	3.500		10/01/41	324	335,295
Federal National Mortgage Assoc.	3.500		04/01/42	654	675,916

See Notes to Financial Statements.

Prudential Core Bond Fund	37

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.500%		05/01/42	666	$688,600
Federal National Mortgage Assoc.	3.500		06/01/42	1,447	1,496,574
Federal National Mortgage Assoc.	3.500		10/01/42	1,061	1,096,304
Federal National Mortgage Assoc.	3.500		10/01/42	791	818,375
Federal National Mortgage Assoc.	3.500		06/01/45	1,477	1,521,987
Federal National Mortgage Assoc.	3.500		09/01/45	985	1,014,311
Federal National Mortgage Assoc.	3.500		10/01/45	1,299	1,338,661
Federal National Mortgage Assoc.	3.500		01/01/46	451	465,004
Federal National Mortgage Assoc.	3.500		TBA	2,500	2,573,828
Federal National Mortgage Assoc.	4.000		02/01/41	871	920,674
Federal National Mortgage Assoc.	4.000		12/01/41	753	795,140
Federal National Mortgage Assoc.	4.000		09/01/44	534	562,446
Federal National Mortgage Assoc.	4.000		10/01/44	1,356	1,428,485
Federal National Mortgage Assoc.	4.000		12/01/45	447	470,285
Federal National Mortgage Assoc.(t)	4.000		TBA	750	789,580
Federal National Mortgage Assoc.	4.000		TBA	2,500	2,628,027
Federal National Mortgage Assoc.	4.500		08/01/40	248	268,557
Federal National Mortgage Assoc.	4.500		04/01/41	132	143,026
Federal National Mortgage Assoc.	4.500		08/01/41	383	414,580
Federal National Mortgage Assoc.	4.500		08/01/41	1,002	1,082,024
Federal National Mortgage Assoc.	4.500		08/01/44	747	803,663
Federal National Mortgage Assoc.	4.500		01/01/45	499	536,888
Federal National Mortgage Assoc.	4.500		TBA	1,500	1,610,273
Federal National Mortgage Assoc.	5.000		09/01/30	63	68,948
Federal National Mortgage Assoc.	5.000		03/01/42	899	985,046
Federal National Mortgage Assoc.	5.000		TBA	500	546,602
Federal National Mortgage Assoc.	5.451	(c)	12/01/30	1	1,340
Federal National Mortgage Assoc.	5.500		07/01/30	500	552,671
Federal National Mortgage Assoc.	5.500		04/01/31	500	552,670
Federal National Mortgage Assoc.	5.500		01/01/40	369	411,648
Federal National Mortgage Assoc.	6.000		10/01/36	204	232,145
Federal National Mortgage Assoc.	6.000		07/01/41	217	245,173
Federal National Mortgage Assoc.(hh)	6.625		11/15/30	55	78,577
Federal National Mortgage Assoc.(hh)	7.125		01/15/30	80	116,888
Government National Mortgage Assoc.	3.000		03/20/43	951	968,484
Government National Mortgage Assoc.	3.000		08/20/43	183	186,479
Government National Mortgage Assoc.	3.000		09/20/43	345	351,606
Government National Mortgage Assoc.	3.000		01/20/44	322	328,175
Government National Mortgage Assoc.	3.000		08/15/45	514	521,439
Government National Mortgage Assoc.	3.000		07/20/46	990	1,005,105
Government National Mortgage Assoc.	3.000		10/20/46	488	495,152
Government National Mortgage Assoc.	3.000		03/20/47	2,717	2,758,858
Government National Mortgage Assoc.	3.500		01/15/42	233	242,260
Government National Mortgage Assoc.	3.500		12/20/42	670	699,225

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc.	3.500%	01/20/43	980	$1,022,406
Government National Mortgage Assoc.	3.500	02/20/43	441	459,922
Government National Mortgage Assoc.	3.500	03/20/45	349	362,763
Government National Mortgage Assoc.	3.500	04/20/45	1,464	1,523,135
Government National Mortgage Assoc.	3.500	TBA	3,000	3,117,187
Government National Mortgage Assoc.	4.000	12/20/40	597	633,493
Government National Mortgage Assoc.	4.000	06/20/41	236	249,920
Government National Mortgage Assoc.	4.000	11/15/41	335	353,370
Government National Mortgage Assoc.	4.000	12/20/42	471	498,072
Government National Mortgage Assoc.	4.000	04/20/43	361	381,981
Government National Mortgage Assoc.	4.000	10/20/43	396	419,812
Government National Mortgage Assoc.	4.000	09/20/44	480	507,699
Government National Mortgage Assoc.	4.000	10/20/45	477	502,132
Government National Mortgage Assoc.(t)	4.000	TBA	1,000	1,052,812
Government National Mortgage Assoc.	4.000	TBA	1,000	1,051,445
Government National Mortgage Assoc.	4.500	10/20/43	201	213,568
Government National Mortgage Assoc.	4.500	01/20/44	238	252,969
Government National Mortgage Assoc.	4.500	04/20/44	838	891,287
Government National Mortgage Assoc.	4.500	03/20/45	227	240,886
Government National Mortgage Assoc.	4.500	07/20/46	555	590,566
Government National Mortgage Assoc.	4.500	08/20/46	478	507,803
Government National Mortgage Assoc.	4.500	11/20/46	471	501,262
Government National Mortgage Assoc.	5.000	10/20/37	17	19,078
Government National Mortgage Assoc.	5.000	04/20/45	125	135,016
Government National Mortgage Assoc.	6.000	12/15/39	279	314,510

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $76,020,380)				75,842,208

U.S. TREASURY OBLIGATIONS 12.7%
U.S. Treasury Bonds(hh)	2.875	05/15/43	400	399,875
U.S. Treasury Bonds	3.000	11/15/44	180	183,846
U.S. Treasury Bonds	3.000	05/15/45	3,430	3,498,868
U.S. Treasury Bonds	3.000	02/15/47	975	993,739
U.S. Treasury Bonds	4.250	11/15/40	3,835	4,782,513
U.S. Treasury Bonds	4.750	02/15/41	140	187,048
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/22	3,965	3,988,635
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	01/15/27	3,160	3,159,310
U.S. Treasury Notes(hh)	0.750	02/28/18	225	224,437
U.S. Treasury Notes	1.375	04/30/21	160	158,306
U.S. Treasury Notes	1.500	07/15/20	320	319,963
U.S. Treasury Notes	1.500	03/31/23	3,650	3,562,885
U.S. Treasury Notes	1.625	04/30/23	4,050	3,976,594
U.S. Treasury Notes	1.875	04/30/22	175	175,431
U.S. Treasury Notes	1.875	07/31/22	1,070	1,072,131
U.S. Treasury Notes	2.125	06/30/21	25	25,413

See Notes to Financial Statements.

Prudential Core Bond Fund	39

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Notes	2.125%		09/30/21	1,455	$1,477,848
U.S. Treasury Notes(k)	2.125		12/31/22	1,945	1,965,969
U.S. Treasury Notes	2.125		05/15/25	9,295	9,258,331
U.S. Treasury Notes	2.375		05/15/27	180	181,287
U.S. Treasury Notes	8.125		08/15/21	35	43,739
U.S. Treasury Strips Coupon	2.570	(s)	02/15/31	3,000	2,105,574
U.S. Treasury Strips Coupon	2.760	(s)	08/15/29	100	73,550
U.S. Treasury Strips Coupon	2.857	(s)	05/15/31	100	69,472
U.S. Treasury Strips Coupon	3.019	(s)	11/15/35	200	119,820
U.S. Treasury Strips Coupon	3.177	(s)	08/15/40	200	100,841

TOTAL U.S. TREASURY OBLIGATIONS (cost $42,344,771)					42,105,425

TOTAL LONG-TERM INVESTMENTS (cost $321,602,208)					322,687,771

				Shares

SHORT-TERM INVESTMENTS 9.4%

AFFILIATED MUTUAL FUNDS 9.4%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)				30,387,632	30,387,632
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $567,416; includes $566,641 of cash collateral for securities on loan)(b)(w)				567,359	567,416

TOTAL AFFILIATED MUTUAL FUNDS (cost $30,955,048)					30,955,048

				Notional Amount (000)#
OPTIONS PURCHASED* 0.0%

Call Options
10 Year U.S. Treasury Notes Futures
expiring 08/25/17, Strike Price $125.50				92	66,125
expiring 08/25/17, Strike Price $128.50				92	1,437

TOTAL OPTIONS PURCHASED (cost $66,447)					67,562

TOTAL SHORT-TERM INVESTMENTS (cost $31,021,495)					31,022,610

TOTAL INVESTMENTS BEFORE OPTION WRITTEN 107.0% (cost $352,623,703)					353,710,381

See Notes to Financial Statements.

40

Description	Notional Amount (000)#	Value
OPTIONS WRITTEN* (0.0)%

Call Option
10 Year U.S. Treasury Notes Futures expiring 08/25/17, Strike Price $127.00 (premiums received $33,647)	184	$(23,000)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 107.0% (cost $352,590,056)		353,687,381
Liabilities in excess of other assets(z) (7.0)%		(23,058,782)

NET ASSETS 100.0%		$330,628,599

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ACES—Alternative Credit Enhancements Securities

BABs—Build America Bonds

bps—Basis Points

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage Backed Securities Index

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

REITS—Real Estate Investment Trusts

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $3,848,976 and 1.2% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $554,032; cash collateral of $566,641 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2017.
(f)	Indicates a restricted security; the aggregate original cost of the restricted securities is $199,444. The aggregate value of $200,340 is approximately 0.1% of net assets.
(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(p)	Interest rate not available as of July 31, 2017.

See Notes to Financial Statements.

Prudential Core Bond Fund	41

Schedule of Investments (continued)

as of July 31, 2017

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(t)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $1,750,000 is approximately 0.5% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 -Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at July 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2017	Unrealized Appreciation (Depreciation)
	Long Positions:
182	2 Year U.S. Treasury Notes	Sep. 2017	$39,314,952	$39,374,563	$59,611
458	5 Year U.S. Treasury Notes	Sep. 2017	54,087,891	54,111,984	24,093
24	10 Year U.S. Ultra Treasury Notes	Sep. 2017	3,231,484	3,241,125	9,641
77	30 Year U.S. Ultra Treasury Bonds	Sep. 2017	12,640,320	12,666,500	26,180

					119,525

	Short Positions:
197	10 Year U.S. Treasury Notes	Sep. 2017	24,757,417	24,800,453	(43,036)
61	20 Year U.S. Treasury Bonds	Sep. 2017	9,369,508	9,331,094	38,414

					(4,622)

					$114,903

Cash of $4,047 and a security with a market value of $555,930 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at July 31, 2017.

Credit default swap agreements outstanding at July 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swap on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%	2,000	$7,122	$(26,031)	$33,153	Morgan Stanley

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

42

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at July 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate		Value at Trade Date	Value at July 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
15,735	09/09/17	0.539%	1 Day USOIS(1)		$—	$37,009	$37,009
16,205	10/18/17	0.607%	1 Day USOIS(1)		—	39,844	39,844
10,090	11/09/17	0.626%	1 Day USOIS(1)		—	27,563	27,563
15,900	06/30/19	1.487%	1 Day USOIS(1)		(6,038)	(27,021)	(20,983)
3,010	06/30/19	1.502%	1 Day USOIS(1)		(1,835)	(5,940)	(4,105)
130	05/31/21	1.849%	3 Month LIBOR(1)		582	(425)	(1,007)
1,120	08/31/21	2.015%	3 Month LIBOR(1)		(3,197)	(9,006)	(5,809)
5,475	07/17/22	—(3)	—	(3)	334	277	(57)
395	05/31/23	1.399%	3 Month LIBOR(1)		(7,190)	12,447	19,637
3,545	08/15/23	1.406%	3 Month LIBOR(1)		—	104,540	104,540
1,690	08/15/23	1.459%	3 Month LIBOR(1)		81,189	47,581	(33,608)
1,600	11/15/23	2.209%	3 Month LIBOR(1)		—	(22,493)	(22,493)
1,215	02/15/24	2.115%	3 Month LIBOR(1)		3,113	(7,243)	(10,356)

See Notes to Financial Statements.

Prudential Core Bond Fund	43

Schedule of Investments (continued)

as of July 31, 2017

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2017	Unrealized Appreciation (Depreciation)
2,571	02/15/24	2.151%	3 Month LIBOR(1)	$(2,558)	$(21,113)	$(18,555)
3,080	02/15/24	2.167%	3 Month LIBOR(1)	(17,091)	(27,007)	(9,916)
1,580	02/15/24	2.183%	3 Month LIBOR(1)	(3,010)	(16,200)	(13,190)
1,765	01/08/26	2.210%	3 Month LIBOR(1)	—	(8,117)	(8,117)
1,447	02/15/27	1.824%	1 Day USOIS(1)	19,731	12,562	(7,169)
390	02/15/27	1.899%	1 Day USOIS(1)	495	845	350
395	02/15/27	1.965%	1 Day USOIS(1)	—	(1,403)	(1,403)
920	02/15/27	2.068%	1 Day USOIS(1)	(543)	(11,491)	(10,948)
1,875	02/15/36	2.338%	3 Month LIBOR(2)	(11,942)	(46,111)	(34,169)

				$52,040	$79,098	$27,058

Cash of $151,000 and securities with a combined market value of $564,999 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at July 31, 2017.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 28 bps.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$7,335,035	$—
Collateralized Loan Obligations	—	25,137,807	500,000
Consumer Loans	—	2,896,659	—
Credit Cards	—	5,331,587	500,000
Equipment	—	803,681	—
Other	—	110,595	—
Residential Mortgage-Backed Securities	—	1,401,122	675,000

See Notes to Financial Statements.

44

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Commercial Mortgage-Backed Securities	$—	$36,245,467	$823,976
Corporate Bonds	—	100,950,303	—
Foreign Government Bonds	—	6,254,527	—
Municipal Bonds	—	1,946,291	—
Residential Mortgage-Backed Securities	—	12,478,088	1,350,000
U.S. Government Agency Obligations	—	75,842,208	—
U.S. Treasury Obligations	—	42,105,425	—
Affiliated Mutual Funds	30,955,048	—	—
Options Purchased	67,562	—	—
Options Written	(23,000)	—	—
Other Financial Instruments*
Futures Contracts	114,903	—	—
OTC Credit Default Swap Agreement	—	7,122	—
Centrally Cleared Interest Rate Swap Agreements	—	27,058	—

Total	$31,114,513	$318,872,975	$3,848,976

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset- Backed Securities Collateralized Loan Obligations	Asset- Backed Securities Credit Cards	Asset- Backed Securities Residential Mortgage- Backed Securities	Commercial Mortgage- Backed Securities	Residential Mortgage- Backed Securities
Balance as of 07/31/2016	$—	$—	$1,912,194	$—	$—
Realized gain (loss)	—	—	7,002	—	—
Change in unrealized appreciation (depreciation)	—	—	19,027	—	—
Purchases/Exchanges/Issuances	500,000	500,000	675,000	823,976	1,350,000
Sales/Paydowns	—	—	(1,940,717)	—	—
Accrued discount/premium	—	—	2,494	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of 07/31/2017	$500,000	$500,000	$675,000	$823,976	$1,350,000

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

Prudential Core Bond Fund	45

Schedule of Investments (continued)

as of July 31, 2017

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of July 31, 2017	Valuation Methodology	Unobservable Input
Asset-Backed Securities Collateralized Loan Obligations	$500,000	Pricing at Cost	Unadjusted Purchase Price
Asset-Backed Securities Credit Cards	500,000	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities Residential Mortgage-Backed Securities	675,000	Market Approach	Single Broker Indicative Quote
Commercial Mortgage-Backed Securities	823,976	Pricing at Cost	Unadjusted Purchase Price
Residential Mortgage-Backed Securities	1,350,000	Market Approach	Single Broker Indicative Quote

	$3,848,976

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

U.S. Government Agency Obligations	23.0%
U.S. Treasury Obligations	12.7
Commercial Mortgage-Backed Securities	11.2
Affiliated Mutual Funds (including 0.2% of collateral for securities on loan)	9.4
Banks	7.9
Collateralized Loan Obligations	7.8
Residential Mortgage-Backed Securities	4.8
Electric	2.7
Automobiles	2.2
Oil & Gas	2.1
Foreign Government Bonds	1.9
Credit Cards	1.8
Auto Manufacturers	1.5
Pipelines	1.4
Pharmaceuticals	1.3
Media	1.3
Healthcare-Services	1.2
Insurance	1.2
Chemicals	1.1
Consumer Loans	0.9
Software	0.7
Municipal Bonds	0.6
Real Estate Investment Trusts (REITs)	0.6
Healthcare-Products	0.6
Biotechnology	0.5
Commercial Services	0.5
Foods	0.5
Telecommunications	0.4
Computers	0.4
Transportation	0.4
Containers & Packaging	0.4
Textiles	0.4%
Airlines	0.4
Household Products/Wares	0.3
Forest Products & Paper	0.3
Equipment	0.2
Hand/Machine Tools	0.2
Multi-National	0.2
Gas	0.2
Diversified Financial Services	0.2
Housewares	0.2
Miscellaneous Manufacturing	0.2
Oil & Gas Services	0.2
Mining	0.2
Lodging	0.1
Semiconductors	0.1
Retail	0.1
Diversified Machinery	0.1
Trucking & Leasing	0.1
Beverages	0.1
Engineering & Construction	0.1
Aerospace & Defense	0.1
Water	0.0	*
Office & Business Equipment	0.0	*
Other	0.0	*
Agriculture	0.0	*
Options Purchased	0.0	*

	107.0
Options Written	(0.0	)*
Liabilities in excess of other assets	(7.0)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

46

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$26,031

Credit contracts	Unrealized appreciation on OTC swap agreements	33,153		—	—

Interest rate contracts	Due from/to broker— variation margin futures	157,939	*	Due from/to broker— variation margin futures	43,036	*

Interest rate contracts	Due from/to broker— variation margin swaps	228,943	*	Due from/to broker— variation margin swaps	201,885	*

Interest rate contracts	Unaffiliated investments	67,562		Options written outstanding, at value	23,000

Total		$487,597			$293,952

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Core Bond Fund	47

Schedule of Investments (continued)

as of July 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$—	$—	$—	$27,915	$27,915
Interest rate contracts	(174,371)	50,182	(438,981)	9,854	(75,037)	(628,353)

Total	$(174,371)	$50,182	$(438,981)	$9,854	$(47,122)	$(600,438)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$33,153	$33,153
Interest rate contracts	1,115	10,647	(263,039)	477,484	226,207

Total	$1,115	$10,647	$(263,039)	$510,637	$259,360

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended July 31, 2017, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts—Long Positions(2)	Futures Contracts—Short Positions(2)	Credit Default Swap Agreements—Sell Protection(3)
$30,807	$59,800	$60,071,657	$11,486,970	$1,600,000

Forward Rate Agreements(3)	Inflation Rate Swap Agreements(3)	Interest Rate Swap Agreements(3)	Total Return Swap Agreements(3)
4,840,000	$230,000	$55,954,800	$240,000

(1)	Cost
(2)	Value at Trade Date.
(3)	Notional Amount in USD.

See Notes to Financial Statements.

48

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received(4)	Net Amount
Securities on Loan	$554,032	$(554,032)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(4)	Net Amount
Morgan Stanley	$33,153	$(26,031)	$—	$7,122

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(4)	Net Amount
Morgan Stanley	$(26,031)	$26,031	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amount represents market value.
(4)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund's OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Core Bond Fund	49

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value, including securities on loan of $554,032:
Unaffiliated investments (cost $321,668,655)	$322,755,333
Affiliated investments (cost $30,955,048)	30,955,048
Deposit with broker for futures	4,047
Deposit with broker for centrally cleared swaps	151,000
Receivable for investments sold	16,742,924
Receivable for Fund shares sold	2,189,315
Interest receivable	1,580,328
Unrealized appreciation on OTC swap agreements	33,153
Due from broker—variation margin swaps	11,314
Due from broker—variation margin futures	7,453

Total assets	374,429,915

Liabilities
Payable for investments purchased	42,321,031
Payable for Fund shares reacquired	669,746
Payable to broker for collateral for securities on loan	566,641
Accrued expenses and other liabilities	164,148
Premium received for OTC swap agreements	26,031
Options written outstanding, at value (premiums received $33,647)	23,000
Distribution fee payable	12,092
Management fee payable	9,598
Payable to custodian	6,241
Dividends payable	1,784
Affiliated transfer agent fee payable	524
Deferred trustees’ fees	480

Total liabilities	43,801,316

Net Assets	$330,628,599

Net assets were comprised of:
Shares of beneficial interest, at par	$33,090
Paid-in capital in excess of par	333,466,432

333,499,522
Undistributed net investment income	6,755
Accumulated net realized loss on investment transactions	(3,926,379)
Net unrealized appreciation on investments and foreign currencies	1,048,701

Net assets, July 31, 2017	$330,628,599

See Notes to Financial Statements.

50

Class A
Net asset value and redemption price per share,
($43,489,310 ÷ 4,353,663 shares of beneficial interest issued and outstanding)	$9.99
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price to public	$10.46

Class C
Net asset value, offering price and redemption price per share,
($3,486,185 ÷ 348,806 shares of beneficial interest issued and outstanding)	$9.99

Class Q
Net asset value, offering price and redemption price per share,
($201,345,187 ÷ 20,149,272 shares of beneficial interest issued and outstanding)	$9.99

Class R
Net asset value, offering price and redemption price per share
($10,510 ÷ 1,052 shares of beneficial interest issued and outstanding)	$9.99

Class Z
Net asset value, offering price and redemption price per share,
($82,297,407 ÷ 8,237,648 shares of beneficial interest issued and outstanding)	$9.99

See Notes to Financial Statements.

Prudential Core Bond Fund	51

Statement of Operations

Year Ended July 31, 2017

Net Investment Income (Loss)
Income
Interest income	$5,541,286
Affiliated dividend income	315,297
Income from securities lending, net (including affiliated income of $334)	555

Total income	5,857,138

Expenses
Management fee	833,660
Distribution fee—Class A	95,328
Distribution fee—Class C	30,095
Distribution fee—Class R	78
Custodian and accounting fees	149,000
Transfer agent’s fees and expenses (including affiliated expense of $2,700)	134,000
Registration fees	129,000
Audit fee	62,000
Shareholders’ reports	44,000
Legal fees and expenses	21,000
Trustees’ fees	13,000
Miscellaneous	16,751

Total expenses	1,527,912
Less: Management fee waiver and/or expense reimbursement	(372,418)
Distribution fee waiver—Class R	(26)

Net expenses	1,155,468

Net investment income (loss)	4,701,670

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $72)	(617,812)
Futures transactions	(438,981)
Options written transactions	50,182
Forward rate agreements transactions	9,854
Swap agreements transactions	(47,122)
Foreign currency transactions	1,421

(1,042,458)

Net change in unrealized appreciation (depreciation) on:
Investments	(735,966)
Futures	(263,039)
Options written	10,647
Swap agreements	510,637
Foreign currencies	2

(477,719)

Net gain (loss) on investment and foreign currency transactions	(1,520,177)

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,181,493

See Notes to Financial Statements.

52

Statement of Changes in Net Assets

	Year Ended July 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,701,670	$2,084,577
Net realized gain (loss) on investment and foreign currency transactions	(1,042,458)	1,030,840
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(477,719)	2,846,143

Net increase (decrease) in net assets resulting from operations	3,181,493	5,961,560

Dividends and Distributions
Dividends from net investment income
Class A	(829,812)	(61,731)
Class C	(42,130)	(12,300)
Class Q	(2,138,412)	(236)
Class R	(196)	(192)
Class Z	(2,651,141)	(2,176,455)

	(5,661,691)	(2,250,914)

Tax return of capital contributions
Class A	—	(8,869)
Class C	—	(1,767)
Class Q	—	(34)
Class R	—	(28)
Class Z	—	(312,700)

	—	(323,398)

Fund share transactions
Net proceeds from shares sold	301,461,573	36,654,523
Net asset value of shares issued in reinvestment of dividends and distributions	5,627,254	2,524,586
Cost of shares reacquired	(90,643,525)	(29,913,657)

Net increase (decrease) in net assets from Trust share transactions	216,445,302	9,265,452

Total increase (decrease)	213,965,104	12,652,700

Net Assets:
Beginning of year	116,663,495	104,010,795

End of year(a)	$330,628,599	$116,663,495

(a) Includes undistributed net investment income of:	$6,755	—

See Notes to Financial Statements.

Prudential Core Bond Fund	53

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of four series: Prudential Corporate Bond Fund, Prudential Core Bond Fund, Target International Equity Portfolio and Prudential QMA Small-Cap Value Fund. These financial statements relate to Prudential Core Bond Fund (the “Fund”). The financial statements of the other series are not presented herein. The Fund is a diversified fund.

The investment objective of the Fund is total return.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale

54

price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Prudential Core Bond Fund	55

Notes to Financial Statements (continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

CAS and STACR: The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the

56

Funds. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value

Prudential Core Bond Fund	57

Notes to Financial Statements (continued)

of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

58

by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other type of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a

Prudential Core Bond Fund	59

Notes to Financial Statements (continued)

“credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms,

60

when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding,

Prudential Core Bond Fund	61

Notes to Financial Statements (continued)

including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2017, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the

62

loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enters into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with

Prudential Core Bond Fund	63

Notes to Financial Statements (continued)

federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .35% of the Fund’s average daily net assets up to $10 billion and .34% of such assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was .35% for the year ended July 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement, was .19%.

PGIM Investments has contractually agreed through November 30, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .45% of the Fund’s average daily net assets. In addition, PI has contractually agreed through November 30, 2018 to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to ..40% of the Fund’s average daily net assets.

64

Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Fund’s Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, 1% and .75% of the average daily net assets of the Class A, C and R shares, respectively. PIMS has contractually agreed through November 30, 2018 to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it has received $349,905 in front-end sales charges resulting from sales of Class A shares, during the year ended July 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2017, it received $1,342 and $5,263 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the period ended July 31, 2017 no such transactions were entered into by the Fund.

Prudential Core Bond Fund	65

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended July 31, 2017, PGIM, Inc. was compensated $287 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended July 31, 2017, were $776,547,583 and $583,469,646, respectively.

Transactions in options written during the year ended July 31, 2017, were as follows:

	Notional Amount	Premium Received
Options outstanding at July 31, 2016	—	$—
Written options	773,000	89,037
Expired options	(489,000)	(41,490)
Exercised options	—	—
Closed options	(100,000)	(13,900)

Options outstanding at July 31, 2017	184,000	$33,647

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the tax year ended July 31, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment transactions by $973,422 due to reclassification of paydown gains (losses), certain transactions involving foreign currencies, swaps and differences in the tax treatment of premium amortization. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

66

The tax character of distributions paid during the tax year ended July 31, 2017 was $5,661,691 of ordinary income. The tax character of distributions paid during the tax period ended July 31, 2016 were $1,690,029 of ordinary income and $201,122 of tax return of capital.

As of July 31, 2017, the accumulated undistributed earnings on a tax basis was $9,019 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the total net unrealized depreciation as of July 31, 2017 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Basis Adjustments	Total Net Unrealized Depreciation
$353,775,969	$1,705,807	$(1,771,395)	$(65,588)	$(138,511)	$(204,099)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting. The other cost basis adjustments are primarily attributable to swaps, futures and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward for the tax year ended July 31, 2017 of approximately $1,569,000 which can be carried forward for an unlimited period. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $1,104,000 as having been incurred in the following fiscal year (July 31, 2018).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% on sales of shares made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and

Prudential Core Bond Fund	67

Notes to Financial Statements (continued)

settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of July 31, 2017, Prudential owned 1,039 Class C shares, 1,066 Class Q shares and 1,052 Class R shares of the Fund.

At reporting period end, three shareholders of record held 94% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2017:
Shares sold	4,879,112	$48,572,739
Shares issued in reinvestment of dividends and distributions	83,292	827,658
Shares reacquired	(2,273,240)	(22,525,876)

Net increase (decrease) in shares outstanding before conversion	2,689,164	26,874,521
Shares reacquired upon conversion into other share class(es)	(40,883)	(406,271)

Net increase (decrease) in shares outstanding	2,648,281	$26,468,250

Year ended July 31, 2016:
Shares sold	1,810,605	$18,240,194
Shares issued in reinvestment of dividends and distributions	6,927	69,594
Shares reacquired†	(132,661)	(1,303,455)

Net increase (decrease) in shares outstanding	1,684,871	$17,006,333

Class C
Year ended July 31, 2017:
Shares sold	239,782	$2,406,997
Shares issued in reinvestment of dividends and distributions	4,126	41,089
Shares reacquired	(112,646)	(1,121,164)

Net increase (decrease) in shares outstanding	131,262	$1,326,922

Year ended July 31, 2016:
Shares sold	222,926.4	$2,217,684
Shares issued in reinvestment of dividends and distributions	1,310	13,143
Shares reacquired	(13,076)	(129,464)

Net increase (decrease) in shares outstanding	211,160.4	$2,101,363

68

Class Q	Shares	Amount
Year ended July 31, 2017:
Shares sold	9,581,826	$94,976,282
Shares issued in reinvestment of dividends and distributions	215,127	2,138,147
Shares reacquired	(1,245,527)	(12,344,974)

Net increase (decrease) in shares outstanding before conversion	8,551,426	84,769,455
Shares issued upon conversion from other share class(es)	11,596,806	114,810,035

Net increase (decrease) in shares outstanding	20,148,232	$199,579,490

Year ended July 31, 2016:
Shares issued in reinvestment of dividends and distributions	27.2	270

Net increase (decrease) in shares outstanding	27.2	$270

Class R
Year ended July 31, 2017:
Shares issued in reinvestment of dividends and distributions	19.4	$196

Net increase (decrease) in shares outstanding	19.4	$196

Year ended July 31, 2016:
Shares issued in reinvestment of dividends and distributions	22.6	220

Net increase (decrease) in shares outstanding	22.6	$220

Class Z
Year ended July 31, 2017:
Shares sold	15,569,571	$155,505,555
Shares issued in reinvestment of dividends and distributions	263,271	2,620,164
Shares reacquired	(5,518,779)	(54,651,511)

Net increase (decrease) in shares outstanding before conversion	10,314,063	103,474,208
Shares reacquired upon conversion into other share class(es)	(11,555,936)	(114,403,764)

Net increase (decrease) in shares outstanding	(1,241,873)	$(10,929,556)

Year ended July 31, 2016:
Shares sold	1,614,599	$16,196,645
Shares issued in reinvestment of dividends and distributions	245,827	2,441,359
Shares reacquired	(2,878,907)	(28,480,738)

Net increase (decrease) in shares outstanding	(1,018,481)	$(9,842,734)

†	Includes affiliated redemption of 1,018 shares with a value of $9,952 for Class A shares.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under the SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Prudential Core Bond Fund	69

Notes to Financial Statements (continued)

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of the portfolios. Consequently, the portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended July 31, 2017.

8. Recent Accounting Pronouncements and Reporting Updates

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures.

9. Other

At the Trust’s Board meeting in March, 2017, the Board of Trustees approved a change in the methodology of allocating certain expenses, like Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective August 1, 2017.

70

Financial Highlights

Class A Shares
	Year Ended July 31,		February 17, 2015(g) through July 31,
	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.22	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.18	.18	.09
Net realized and unrealized gain (loss) on investments	(.20)	.39	(.09)
Total from investment operations	(.02)	.57	-
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.20)	(.11)
Tax return of capital distributions	-	(.03)	-
Total dividends and distributions	(.21)	(.23)	(.11)
Net asset value, end of period	$9.99	$10.22	$9.88
Total Return(a):	(.13)%	5.91%	(.05)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$43,489	$17,437	$203
Average net assets (000)	$38,131	$3,049	$78
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	.70%	.70%	.70%	(e)
Expenses before waivers and/or expense reimbursement	.89%	.90%	1.16%	(e)
Net investment income (loss)	1.77%	1.74%	1.97%	(e)
Portfolio turnover rate(h)	314%	224%	535%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets.
(e)	Annualized.
(f)	Not annualized.
(g)	Commencement of operations.
(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Core Bond Fund	71

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,		February 17, 2015(f) through July 31,
	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.23	$9.89	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.10	.11	.05
Net realized and unrealized gain (loss) on investments	(.20)	.39	(.08)
Total from investment operations	(.10)	.50	(.03)
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.14)	(.07)
Tax return of capital distributions	-	(.02)	-
Total dividends and distributions	(.14)	(.16)	(.07)
Net asset value, end of period	$9.99	$10.23	$9.89
Total Return(a):	(.98)%	5.13%	(.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,486	$2,226	$63
Average net assets (000)	$3,009	$880	$16
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%	(d)
Expenses before waivers and/or expense reimbursement	1.64%	1.69%	1.82%	(d)
Net investment income (loss)	.98%	1.08%	1.03%	(d)
Portfolio turnover rate(g)	314%	224%	535%	(e)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

72

Class Q Shares
	Year Ended July 31,		February 17, 2015(f) through July 31,
	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.23	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.22	.21	.09
Net realized and unrealized gain (loss) on investments	(.22)	.40	(.08)
Total from investment operations	-	.61	.01
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.23)	(.12)
Tax return of capital distributions	-	(.03)	-
Total dividends and distributions	(.24)	(.26)	(.12)
Net asset value, end of period	$9.99	$10.23	$9.88
Total Return(a):	.07%	6.32%	.06%

Ratios/Supplemental Data:
Net assets, end of period (000)	$201,345	$11	$10
Average net assets (000)	$83,714	$10	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.40%	.45%	.45%	(d)
Expenses before waivers and/or expense reimbursement	.53%	.67%	.75%	(d)
Net investment income (loss)	2.22%	2.15%	2.05%	(d)
Portfolio turnover rate(g)	314%	224%	535%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Core Bond Fund	73

Financial Highlights (continued)

Class R Shares
	Year Ended July 31,		February 17, 2015(f) through July 31,
	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.23	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	.15	.16	.07
Net realized and unrealized gain (loss) on investments	(.20)	.41	(.09)
Total from investment operations	(.05)	.57	(.02)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.19)	(.09)
Tax return of capital distributions	-	(.03)	-
Total dividends and distributions	(.19)	(.22)	(.09)
Net asset value, end of period	$9.99	$10.23	$9.88
Total Return(a):	(.48)%	5.81%	(.16)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$11	$10
Average net assets (000)	$10	$10	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.95%	.95%	.95%	(d)
Expenses before waivers and/or expense reimbursement	1.40%	1.52%	1.64%	(d)
Net investment income (loss)	1.46%	1.66%	1.56%	(d)
Portfolio turnover rate(g)	314%	224%	535%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.
(g)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

74

Class Z Shares
	Year Ended July 31,			Nine Months Ended July 31,		Year Ended October 31,
	2017(d)	2016(d)	2015(d)(f)	2014(c)		2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.23	$9.88	$10.13	$10.30		$10.85	$10.50
Income (loss) from investment operations:
Net investment income (loss)	.19	.21	.19	.17		.25	.27
Net realized and unrealized gain (loss) on investments	(.19)	.40	(.19)	(.07)		(.40)	.56
Total from investment operations	-	.61	-	.10		(.15)	.83
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.23)	(.25)	(.21)		(.22)	(.42)
Tax return of capital distributions	-	(.03)	-	-		-	-
Distributions from net realized gains	-	-	-	(.06)		(.18)	(.06)
Total dividends and distributions	(.24)	(.26)	(.25)	(.27)		(.40)	(.48)
Net asset value, end of period	$9.99	$10.23	$9.88	$10.13		$10.30	$10.85
Total Return(a):	.02%	6.32%	(.02)%	1.01%		(1.41)%	8.13%

Ratios/Supplemental Data:
Net assets, end of period (000)	$82,297	$96,978	$103,725	$124,058		$131,981	$169,193
Average net assets (000)	$113,324	$93,861	$114,825	$127,349		$149,452	$177,149
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.45%	.45%	.61%	.77%	(g)	.71%	.66%
Expenses before waivers and/or expense reimbursement	.61%	.75%	.78%	.77%	(g)	.71%	.66%
Net investment income (loss)	1.89%	2.15%	1.88%	2.22%	(g)	2.33%	2.50%
Portfolio turnover rate(e)	314%	224%	535%	234%	(h)	193%	175%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Does not include expenses of the underlying portfolios in which the Fund invests.
(c)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(d)	Calculated based on average shares outstanding during the period.
(e)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)	Class T shares were renamed Class Z shares effective February 17, 2015.
(g)	Annualized.
(h)	Not annualized.

See Notes to Financial Statements.

Prudential Core Bond Fund	75

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Prudential Core Bond Fund, a series of Target Portfolio Trust (the “Fund”), including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, for the nine-month period ended July 31, 2014 and for each of the years in the two-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 18, 2017

76	Visit our website at pgiminvestments.com

Federal Income Tax Information (unaudited)

For the tax year ended July 31, 2017, the Fund reports 86.25% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2017.

We are required by Massachusetts, Missouri and Oregon to Inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.38% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential Core Bond Fund	77

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 87	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Core Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (56)± Board Member Portfolios Overseen: 87	Retired; Formerly President (2005–2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer–Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016)
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 87	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006)	Independent Director, Corporate Capital Trust (since April 2017) (a business development company)
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 87	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Core Bond Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Core Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Prudential Core Bond Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all the Independent Trustees2, met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	Prudential Core Bond Fund is a series of The Target Portfolio Trust.
[2]	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the approval of the Fund’s advisory agreements.

Prudential Core Bond Fund

Approval of Advisory Agreement (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information

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pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2016 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. The Board further noted that the subadviser and sub-subadviser are affiliated with PGIM Investments and that their profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can

Prudential Core Bond Fund

Approval of Advisory Agreement (continued)

be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

Visit our website at pgiminvestments.com

The mutual funds included in the Peer Universe (the Lipper Core Bond Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	4th Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, five-, and ten-year periods.
•

The Board noted that during the first quarter of 2015, the Fund implemented new investment policies and investment strategies, changed its investment objective, and appointed a new subadviser to replace the Fund’s former subadvisers. As a result, the Fund’s past performance prior to that date did not reflect the current management of the Fund.

•

The Board and PGIM Investments agreed to continue the Fund’s existing expense cap, which caps the Fund’s annual operating expenses at 0.45% (exclusive of 12b-1 and certain other fees) and at 0.40% (exclusive of 12b-1 fees, transfer agent and certain other fees) through November 30, 2017.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Core Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Core Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL CORE BOND FUND

SHARE CLASS	A	C	Q	R	Z
NASDAQ	TPCAX	TPCCX	TPCQX	TPCRX	TAIBX
CUSIP	875921769	875921751	875921744	875921736	875921801

MF226E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3	– Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2017 and July 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $163,898 and $160,625 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $18,000 of audit fees billed by KPMG were paid by PGIM Investments, LLC and/or its affiliates for the fiscal year ended July 31, 2017.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2017 and July 31, 2016: none.

(c) Tax Fees

For the fiscal years ended July 31, 2017 and July 31, 2016: none.

(d) All Other Fees

For the fiscal years ended July 31, 2017 and July 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2017 and July 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2017 and July 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 21, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 21, 2017